EXHIBIT 10.37

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WHEN RECORDED, RETURN TO:

Attention: Mark M. Leskiw, L.A.
Latham & Watkins
885 Third Avenue, Suite 1000
New York, New York 10022


                 MORTGAGE AND SECURITY AGREEMENT

          THIS MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is made as of the 29th day of January, 1998, between SHOWBOAT LAND, LLC, a Nevada limited liability company ("Mortgagor") whose address is 3720 Howard Hughes Parkway, Suite 200, Las Vegas, Nevada 89109, and COLUMN FINANCIAL, INC., a Delaware corporation ("Mortgagee"), whose address is 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326.

                      W I T N E S S E T H:

          THAT FOR AND IN CONSIDERATION OF THE SUM OF TEN AND NO/100 DOLLARS ($10.00), AND OTHER VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, MORTGAGOR HEREBY IRREVOCABLY MORTGAGES, GRANTS, BARGAINS, SELLS, CONVEYS, TRANSFERS, PLEDGES, SETS OVER AND ASSIGNS, AND GRANTS A SECURITY INTEREST, TO MORTGAGEE, ITS SUCCESSORS AND ASSIGNS, with power of sale, in all of Mortgagor's estate, right, title and interest in, to and under any and all of the following described property, whether now owned or hereafter acquired (collectively, the "Property"):

     (A) All that certain real property situated in the County of Atlantic, State of New Jersey, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Real Estate"), together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim and demand whatsoever of Mortgagor therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;

     (B) All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Real Estate (the "Improvements");

     (C) All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Mortgagor and now or hereafter located on, attached to or used in and about thc Improvements, including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposals and incinerating equipment, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Mortgagor as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and equipment hereafter situated on or about the Real Estate or Improvements, and all

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warranties  and  guaranties relating thereto, and  all  additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements);

     (D) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, and other emblements now or hereafter located on the Real Estate or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor;

     (E) All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Real Estate or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;

     (F) All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Real Estate, and all riparian, littoral, mineral, oil, and gas rights now or hereafter acquired and relating to all or any part of the Real Estate;

     (G) All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Mortgagee pursuant to this Mortgage or any other of the Loan Documents (as hereinafter defined) including, without limitation, all funds now or hereafter on deposit in the Impound Account (as hereafter defined);

     (H) All leases, licenses, concessions and occupancy agreements of the Real Estate or the Improvements now or hereafter entered into and all rents, royalties, issues, profits, revenue, income and other benefits (collectively, the "Rents and Profits") of the Real Estate or the Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any lease, license, concession, occupancy agreement or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities deposited to secure performance by the tenants. lessees or licensees, as applicable, of their obligations under any such leases, licenses, concessions or occupancy agreements, whether said cash or securities are to be held until the expiration of the terms of said leases, licenses, concessions or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject to, however, the provisions contained in Section
1.11 hereinbelow;

     (I) All contracts and agreements now or hereafter entered into covering any part of the Real Estate or the Improvements (collectively, the "Contracts") and all revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts, maintenance contracts, equipment leases, personal property, leases and any contracts or documents relating to construction on any part of the Real Estate or the Improvements (including plans, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Real Estate or the Improvements;

     (J) All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Real Estate or the Improvements;

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     (K)  All  present  and future funds, accounts,  instruments, accounts receivable, documents, causes of action, claims, general intangibles (including without limitation, trademarks, trade
names,  servicemarks  and  symbols  now  or  hereafter  used   in
connection with any part of the Real Estate or the Improvements, all names by which the Real Estate or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Mortgagor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Real Estate or the Improvements) and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Real Estate or the Improvements (collectively, the "General Intangibles");

     (L) All water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Real Estate or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Real Estate or the Improvements;

     (M) All building materials, supplies and equipment now or hereafter placed on the Real Estate or in the Improvements by or on behalf of Mortgagor and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Real Estate or the Improvements and owned by Mortgagor;

     (N) All right, title and interest of Mortgagor in any insurance policies or binders now or hereafter relating to the Property including any unearned premiums thereon;

     (O) All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards paid or payable to Mortgagor; and

     (P) All other or greater rights and interests of every nature in the Real Estate or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Mortgagor.

          FOR THE PURPOSE OF SECURING:

     (1) The debt evidenced by that certain Promissory Note (such Note, together with any and all renewals, modifications, consolidations and extensions thereof, is hereinafter referred to as the "Note") of even date with this Mortgage, made by Mortgagor to the order of Mortgagee in the principal face amount of ONE HUNDRED MILLION AND NO/100 ($100,000,000.00), together with interest as therein provided;

     (2) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note (the Note, this Mortgage, and such other agreements, documents and instruments, together with any and all renewals, amendments, extensions and modifications thereof, are hereinafter collectively referred to as the "Loan Documents") and the payment of all other sums therein covenanted to be paid; and

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     (3)  Any  and  all additional advances made by Mortgagee  to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Mortgagor's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Mortgagor remains the owner of the Property at the time of such advances); and

     (4)  Any  and all other indebtedness now owing or which  may hereafter be owing by Mortgagor to Mortgagee, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof.

(All of the sums referred to in Paragraphs (1) through (4) above are herein sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby").

          TO HAVE AND TO HOLD the Property unto Mortgagee, its successors and assigns forever, for the purposes and uses herein set forth.

          PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Note, including, without limitation, any prepayment fees required pursuant to the terms of the Note, shall have been paid at the time and in the manner stipulated therein and all other sums payable hereunder and all other indebtedness secured hereby shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, this Mortgage shall be satisfied and the estate, right, title and interest of Mortgagee in the Property shall cease, and upon payment to Mortgagee of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Mortgagee shall release this Mortgage and the lien hereof by proper instrument.

          AND,  PROVIDED,  FURTHER, that this  Mortgage  and  the
security   interests  created  hereby  shall   be   subject   and
subordinate to the Ground Lease (as hereinafter defined) and the rights of the ground lessee thereunder.

                           ARTICLE 1.
                     COVENANTS OF MORTGAGOR

           For the purpose of further securing the indebtedness secured hereby and for the protection of the security of this Mortgage, for so long as the indebtedness secured hereby or any part thereof remains unpaid, Mortgagor covenants and agrees as follows:

     1.1. Warranties of Mortgagor. Mortgagor, for itself and its successors and assigns, does hereby represent, warrant and covenant to and with Mortgagee, its successors and assigns, that:

           (a) Mortgagor has good and marketable fee simple title to the Property, subject only to those matters expressly set forth on Exhibit B attached hereto and by this reference incorporated herein (the "Permitted Exceptions"), and has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage its interest in the Property in the manner and form hereby done or intended.

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Mortgagor will preserve its interest in and title to the Property and will forever warrant and defend, or cause to be warranted and defended, the same to Mortgagee against any and all claims whatsoever and will forever warrant and defend, or cause to be warranted and defended, the validity and priority of the lien and security interest created herein against the claims of all
persons   and  parties  whomsoever,  subject  to  the   Permitted
Exceptions. The foregoing warranty of title shall survive the foreclosure of this Mortgage and shall inure to the benefit of and be enforceable by Mortgagee in the event Mortgagee acquires title to the Property pursuant to any foreclosure;

           (b) No bankruptcy or insolvency proceedings are pending or contemplated by Mortgagor or, to the best knowledge of Mortgagor, against Mortgagor or by or against any direct or indirect principal of Mortgagor or by or against any endorser, cosigner or guarantor of the Note;

           (c) All reports, certificates, affidavits, statements and other data furnished by Mortgagor to Mortgagee in connection with the loan evidenced by the Note are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading;

           (d) The execution, delivery and performance of this Mortgage, the Note and all of the other Loan Documents have been duly authorized by all necessary action to be, and are, binding and enforceable against Mortgagor and/or Mortgagor's affiliate that is a party thereto in accordance with the respective terms thereof (subject, as to the enforcement of remedies, to the effect of applicable bankruptcy, reorganization, insolvency and similar laws and to the effect of general principles of equity) and do not contravene, result in a breach of or constitute (upon the giving of notice or the passage of time or both) a default under the operating agreement, articles of incorporation or other organizational documents of Mortgagor or such affiliate or any contract or agreement of any nature to which Mortgagor or such affiliate is a party or by which Mortgagor or such affiliate or any of its respective property may be bound and do not violate or contravene any law, order, decree, rule or regulation to which Mortgagor or such affiliate is subject;

           (e) Neither Mortgagor nor any of its affiliates is required to obtain any consent, approval or authorization from or to file any declaration or statement with, any Governmental Authority or agency in connection with or as a condition to the execution, delivery or performance of this Mortgage, the Note or the other Loan Documents which has not been so obtained or filed;

           (f) Mortgagor and its affiliates have obtained or made all necessary (i) consents, approvals and authorizations and registrations and filings of or with all Governmental Authorities and (ii) consents, approvals, waivers and notifications of partners, stockholders, creditors, lessors and other non-governmental persons and/or entities, in each case, which are required to be obtained or made by Mortgagor and/or such affiliates in connection with the execution and delivery of, and the performance by Mortgagor and such affiliates of their respective obligations, if any, under, the Loan Documents;

           (g) Mortgagor and the managing member of Mortgagor, have filed all federal, state and local tax returns required to be filed and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Mortgagor and its managing member.

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Mortgagor  and its managing member believe that their  respective tax returns properly reflect the income and taxes of Mortgagor and said managing member, if any, for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit;

           (h) Mortgagor is not an "employee benefit plan", as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA and the assets of Mortgagor do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101;

           (i) to the best knowledge of Mortgagor, the Real Estate and the Improvements and the intended use thereof by Mortgagor comply with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and environmental laws and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Property. The Real Estate and Improvements constitute a separate tax parcel for purposes of ad valorem taxation. The Real Estate and Improvements do not require any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements.

           (j) to the best knowledge of Mortgagor, all utility services necessary and sufficient for the full use, occupancy, operation and disposition of the Real Estate and the Improvements for their intended purposes are available to the Property, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way or perpetual private easements approved by Mortgagee;

           (k) to the best knowledge of Mortgagor, all streets, roads, highways, bridges and waterways necessary for access to and full use, occupancy, operation and disposition of the Real Estate and the Improvements have been completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to the Real Estate and the Improvements without funkier condition or cost to Mortgagor;

           (l) to the best knowledge of Mortgagor, all curb cuts, driveways and traffic signals shown on the survey delivered to Mortgagee prior to the execution and delivery of this Mortgage are existing and have been fully approved by the appropriate governmental authority;

           (m) There are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending or threatened against or affecting Mortgagor or any of Mortgagor's members or affiliates or the Property which, if adversely determined, would materially impair either the Property or Mortgagor's or such member's or affiliate's ability to perform the covenants or obligations required to be performed by Mortgagor or such affiliates under the Loan Documents;

           (n) to the best knowledge of Mortgagor, the Property is free from delinquent water charges, sewer rents, taxes and assessments;

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           (o)  to  the  best  knowledge  of Mortgagor, as of the
date of this Mortgage, the Property is free from unrepaired damage caused by fire, flood, accident or other casualty;

           (p) As of the date of this Mortgage, no part of the Real Estate or the Improvements has been taken in condemnation, eminent domain or like proceeding nor is any such proceeding pending or to Mortgagor's knowledge and belief, threatened or contemplated;

           (q)  Mortgagor  possesses  all  franchises,   patents,
copyrights, trademarks, tradenames, licenses and permits adequate for the conduct of its business substantially as now conducted at the Property;

           (r) to the best knowledge of Mortgagor, the Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements, including without limitation the heating and air-conditioning systems and the electrical and plumbing systems, are in good working order and condition;

           (s)  Mortgagor  has   delivered  to  Mortgagee   true,
correct and complete copies of all Contracts and all amendments thereto or modifications thereof;

           (t) Mortgagor and the Property are free from any past due obligations for sales and payroll taxes;

           (u) There are no security agreements or financing statements affecting any of the Property other than (i) as disclosed in writing by Mortgagor to Mortgagee prior to the date hereof and (ii) the security agreements and financing statements created in favor of Mortgagee;

           (v) Mortgagor has delivered a true, correct and complete schedule (the "Rent Roll") of all leases to which Mortgagor is a party affecting the Property, (collectively, "Leases") as of the date hereof, which accurately and completely sets forth in all material respects for each such Lease, the following: the name of the tenant, the lease expiration date, extension and renewal provisions, the base rent payable, and the security deposit held thereunder;

           (w) No Lease or Contract or easement, right-of-way, permit or declaration (collectively all such instruments are referred to hereinafter as "Property Agreements") provides any party with the right to obtain a lien or encumbrance upon the Property superior to the lien of this Mortgage, except that the Mortgage is subject and subordinate to the Ground Lease;

           (x) Except as previously disclosed to Mortgagee in writing, there are no brokerage fees or commissions payable by Mortgagor with respect to the leasing of space at the Property and there are no management fees payable by Mortgagor with respect to the management of the Property;

           (y) All Security Deposits, if any, are held in a segregated account and Mortgagor is in compliance with all legal requirements relating to such Security Deposits;

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

           (z) There are no outstanding options or rights of first refusal to purchase all or any portion of the Property or Mortgagor's ownership thereof except as set forth in the Ground Lease. No condition exists whereby Mortgagor or any future owner of the Property may be required to purchase any other parcel of land which is subject to any Property Agreement or which gives any person or entity a right to purchase, or right of first refusal with respect to, the Property;

           (aa) The Property is free and clear of any mechanics' liens or liens in the nature thereof, and no rights are outstanding that under law would give rise to any such liens, any of which liens are or may be prior to, or equal with, the lien of this Mortgage, except those which are insured against by the title insurance policy insuring the lien of this Mortgagee;

           (bb) To the extent required by Mortgagee, Mortgagor has delivered to Mortgagee true, correct and complete copies of all Property Agreements;

           (cc) No default exists, or with the passing of time or the giving of notice or both would exist, under any Property Agreement which would, in the aggregate, have a material adverse effect on the ability of Mortgagor to perform any obligations under any Loan Document (collectively, a "Material Adverse Effect");

           (dd) To the best knowledge of Mortgagor, no offset or any right of offset exists respecting continued contributions to be made by any party to any Property Agreement except as expressly set forth therein. Except as previously disclosed to
Mortgagee in writing, no material exclusions or restrictions on the utilization, leasing or improvement of the Property
(including   non-compete  agreements)  exists  in  any   Property
Agreement;

           (ee) All work, if any, to be performed by Mortgagor under each of the Property Agreements has been substantially performed, all contributions to be made by Mortgagor to any party to such Property Agreement have been made, and all other conditions to such party's obligations thereunder have been satisfied;

           (ff) The Property is taxed separately without regard to any other real estate and constitutes a legally subdivided lot under all applicable legal requirements (or, if not subdivided, no subdivision or platting of the Property is required under applicable legal requirements), and for all purposes may be mortgaged, conveyed or otherwise dealt with as an independent parcel; and

           (gg) The representations and warranties contained in this Mortgage and the other Loan Documents, or the review and inquiry made on behalf of the Mortgagor therefor, have all been made by persons having the requisite expertise and knowledge to provide such representations and warranties. No statement or fact made by or on behalf of Mortgagor in this Mortgage or in the other Loan Documents, or in any certificate, document or schedule furnished to Mortgagee pursuant hereto or thereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading (which may be to Mortgagor's best knowledge where so provided herein or therein). There is no fact presently known to Mortgagor which as not been disclosed to Mortgagee which would have a Material Adverse Effect.

     1.2. DEFENSE OF TITLE. If, while this Mortgage is in force, the title to the Property or the interest of Mortgagee therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Mortgagor, at Mortgagor's sole expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Mortgagee, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Mortgagee reasonably determines that Mortgagor is not adequately performing its obligations under this Section and Mortgagee notifies Mortgagor in writing of such inadequate performance and such inadequate performance is not cured within ten (10) days of such notice, Mortgagee may, without limiting or waiving any other rights or remedies of Mortgagee hereunder, take such steps with respect thereto as Mortgagee shall deem necessary or proper and any and all costs and expenses incurred by Mortgagee in connection therewith, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     1.3. PERFORMANCE OF OBLIGATIONS. Mortgagor shall pay when due the principal of and the interest on the indebtedness evidenced by the Note. Mortgagor shall also pay all charges, fees and other sums required to be paid by Mortgagor as provided in the Loan Documents, and shall observe, perform and discharge all obligations, covenants and agreements to be observed, performed  or  discharged by Mortgagor  set  forth  in  the  Loan
Documents in accordance with their terms. Further, Mortgagor shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions required of Mortgagor in connection with any other document or instrument affecting title to the Property, or any part thereof, regardless of whether such document or instrument is superior or subordinate to this Mortgage.

     1.4. INSURANCE. Mortgagor shall, at Mortgagor's expense, maintain or cause to be maintained, in force and effect on the Property at all times while this Mortgage continues in effect the following insurance:

           (a) "All-risk" and "special causes" coverage insurance against loss or damage to the Property from all-risk perils. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost of the Improvements, furniture, furnishings, fixtures, equipment and other items (whether personally or fixtures) included in the Property and owned by Mortgagor from time to time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Mortgagee's approval.

           (b) Broad form Comprehensive general liability insurance for personal injury, bodily injury, death and property damage liability in amounts not less than $l,000,000.00 per occurrence, $10,000,000.00 aggregate (inclusive of umbrella coverage). Mortgagee hereby retains the right to periodically (but not more often than once in any three- (3-) year period) review the amount of said liability insurance being maintained by Mortgagor and to require an increase in the amount of said liability insurance should Mortgagee deem an increase to be reasonably prudent under then existing circumstances.

           (c) Insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements which policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown covered thereunder.

           (d)  Business   interruption  insurance   in   amounts
sufficient to compensate Mortgagor for all Rents and Profits after a casualty during the period beginning on the date on which the Property, or any portion thereof, is damaged or destroyed and ending not earlier than the date that is 90 days after the date on which a certificate of occupancy is issued for the completed restoration work performed at the Property after such casualty, provided that during any period in which the tenant under the Ground Lease or the guarantor under the Guaranty of Lease, dated as of even date herewith, made by Showboat, Inc. for the benefit of Mortgagor, is an entity whose securities have an investment grade rating, Mortgagor shall be required to maintain such business interruption insurance but with coverage for a period of not less than one year after the occurrence of a casualty affecting the Property.

           All such insurance shall (i) be with insurers authorized to do business in the state within which the Real Estate is located and who have and maintain a Best rating of A-XII or better, (ii) contain the complete address of the Real Estate (or a complete legal description), (iii) be for a term of at least one year, and (iv) contain deductibles no greater than $1,000,000 as to the insurance required under paragraph (a) of this Section 1.4.

           Mortgagor shall as of the date hereof deliver to Mortgagee evidence that said insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent evidencing such insurance satisfactory to Mortgagee and all other policies of insurance maintained with respect to the Property. Mortgagor shall renew all such insurance and deliver to Mortgagee certificates evidencing such renewals at least thirty (30) days before any such insurance shall expire. Without limiting the required endorsements to insurance policies, Mortgagor further agrees that all such policies shall provide that proceeds thereunder, to the extent payable to Mortgagor, shall be payable to Mortgagee, its successors and assigns, pursuant and subject to a loss payee clause (without contribution) of standard form attached to, or otherwise made a part of, the applicable policy and that Mortgagee, its successors and assigns, shall be named as an additional insured under all liability insurance policies. Mortgagor further agrees that all such insurance policies: (i) shall provide for at least thirty
(30) days' prior written notice to Mortgagee prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Mortgagee; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Mortgagee in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of such insurance; and
(iii) shall either name Mortgagee as an additional insured or waive all rights of subrogation against Mortgagee. The delivery to Mortgagee of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies by Mortgagor to Mortgagee as further security for the indebtedness secured hereby. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Mortgagor in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Mortgagee or other transferee in the event of such other transfer of title. Approval of any insurance by Mortgagee shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Mortgagor fails to provide, maintain, keep in force, or cause to be provided, maintained and kept in force, or to deliver and furnish to Mortgagee the policies of insurance required by this Mortgage or evidence of their renewal as required herein, Mortgagee may, but shall not be obligated to, procure such insurance and Mortgagor shall pay all amounts advanced by Mortgagee, together with interest thereon at the Default Interest Rate from and after the date advanced by Mortgagee until actually repaid by Mortgagor, promptly upon demand by Mortgagee. Any amounts so advanced by Mortgagee, together with interest thereon, shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Mortgagee shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Mortgagee has caused the insurance to be placed with the insurer after failure of Mortgagor to furnish such insurance.

           Notwithstanding anything on this Section 1.4 to the contrary, Mortgagor shall be deemed to have performed its obligations with respect to the insurance described in clauses
(a)  through (d) above if such insurance is maintained,  in  full compliance with the terms of this Mortgage, by one or more affiliates of Mortgagor; provided that if any such insurance shall cease to be so maintained by such affiliate(s), Mortgagor shall immediately effect actual (as opposed to deemed) performance of its obligation to maintain such insurance.

     1.5. PAYMENT OF TAXES. Mortgagor shall pay or cause to be paid, except to the extent provision is actually made therefor pursuant to Section 1.6 of this Mortgage, all taxes and assessments which are or may become a lien on the Property or which are assessed against or imposed upon the Property. Mortgagor shall furnish Mortgagee with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Mortgagor may in good faith, by appropriate proceedings and upon notice to Mortgagee, contest, or permit to be contested, the validity, applicability or amount of any asserted tax or assessment so long as (a) such contest is diligently pursued, (b) such contest suspends the obligation to pay the tax and nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Mortgagee therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Mortgagor deposits in the Impound Account (as hereinafter defined) an amount determined by Mortgagee to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; PROVIDED, HOWEVER, THAT Mortgagor shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final: and PROVIDED FURTHER THAT in any event each such contest shall be concluded and the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

     1.6. TAX AND INSURANCE IMPOUND ACCOUNT. When required by Mortgagee pursuant to the next following sentence and subject to the last sentence of this Section 1.6, Mortgagor shall have the right to establish and maintain at all times while this Mortgage continues in effect an impound account (the "Impound Account") with Mortgagee or a financial institution designated by Mortgagee for payment of insurance premiums and real estate taxes and assessments on the Property and as additional security for the indebtedness secured hereby. After the occurrence of a default hereunder and Mortgagee's request, Mortgagor shall be obligated to deposit in the Impound Account an amount determined by Mortgagee to be necessary to ensure that there will be on deposit with Mortgagee an amount which, when added to the monthly payments subsequently required to be deposited with Mortgagee hereunder on account of real estate taxes, assessments and insurance premiums, will result in there being on deposit in the Impound Account an amount sufficient to pay the next due annual installment of insurance premiums, real estate taxes and assessments on the Property at least one (1) month prior to the delinquency date thereof (if paid in one installment). Commencing on the first monthly payment date under the Note after the occurrence of such default and Mortgagee's request for deposits into the Impound Account and continuing thereafter on each monthly payment date under the Note, Mortgagor shall pay to Mortgagee, concurrently with and in addition to the monthly payment due under the Note and until the Note and all other indebtedness secured hereby is fully paid and performed, deposits in an amount equal to one-twelfth (1/12) of the amount of the annual insurance premiums, real estate taxes and assessments that will next become due and payable on the Property as estimated and determined by Mortgagee. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Impound Account shall be held by Mortgagee in the Impound Account to pay said insurance premiums, taxes and assessments in one installment before the same become delinquent. Mortgagor shall be responsible for ensuring the receipt by Mortgagee, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Impound Account, and so long as no default hereunder or under the other Loan Documents has occurred and is continuing, Mortgagee shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account. In making any payment from the Impound Account, Mortgagee shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurer without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any insurance premium, tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. The Impound Account shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but Mortgagee shall hold the Impound Account in a separate account. No interest on funds contained in the Impound Account shall be paid by Mortgagee to Mortgagor. The Impound Account is solely for the protection of Mortgagee and entails no responsibility on Mortgagee's part beyond the payment of insurance premiums, taxes and assessments following receipt of bills, invoices or statements therefor in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. Upon assignment of this Mortgage by Mortgagee, any funds in the Impound Account shall be fumed over to the assignee and any responsibility of Mortgagee, as assignor, with respect thereto shall terminate. If the total funds in the
Impound  Account  shall exceed the amount  of  payments  actually applied by Mortgagee for the purposes of the Impound Account, such excess shall be credited by Mortgagee on subsequent payments to be made hereunder. If, however, the Impound Account shall not contain sufficient funds to pay the sums required when the same shall become due and payable, Mortgagor shall, within ten (10) days after receipt of written notice thereof, deposit with Mortgagee the full amount of any such deficiency. If Mortgagor shall fail to deposit with Mortgagee the full amount of such deficiency as provided above, Mortgagee shall have the option, but not the obligation, to make such deposit and all amounts so deposited by Mortgagee, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. If there is a default under this Mortgage which is not cured within any applicable grace or cure period, Mortgagee may, but shall not be obligated to, apply at any time the balance then remaining in the Impound Account against the indebtedness secured hereby in whatever order Mortgagee shall subjectively determine. No such application of the Impound Account shall be deemed to cure any default hereunder. Upon full payment of the indebtedness secured hereby in accordance with its terms or at such earlier time as Mortgagee may elect, the balance of the Impound Account then in Mortgagee's possession shall be paid over to Mortgagor and no other party shall have any right or claim thereto. Notwithstanding anything in this Section 1.6 to the contrary, Mortgagee shall not require Mortgagor to establish and maintain an Impound Account during any period when the tenant under the Ground Lease is maintaining an impound or escrow account for the payment of real estate taxes and insurance premiums at the request or demand, and for the benefit, of such tenant's mortgagee(s).

     1.7.  Intentionally omitted.

     1.8.  Intentionally omitted.

     1.9. CASUALTY AND CONDEMNATION. Mortgagor shall give Mortgagee prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. All insurance proceeds on the Property payable to Mortgagor pursuant to the Ground Lease or otherwise, and all causes of action, claims, compensation, awards and recoveries pertaining to Mortgagor for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Mortgagee. To the extent that Mortgagor has the right or the option to do so, Mortgagee may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries and Mortgagee is hereby authorized, in its own name or in Mortgagor's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Mortgagor shall from time to time deliver to Mortgagee any instruments required to permit such participation; PROVIDED, HOWEVER, THAT Mortgagee shall not have the right to participate in the adjustment of any loss payable to Mortgagor which is not in excess of the lesser of (i) ten percent (10%) of the then outstanding principal balance of the Note and (ii) $250,000.00. Mortgagee shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, legal fees and disbursements) incurred in obtaining those sums, and then, as follows:

     (a) In the event that less than sixty percent (60%) of the Improvements located on the Real Estate have been taken or destroyed, then if:

     (1) no default is then continuing hereunder or under any of the other Loan Documents and no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default hereunder or under any of the other Loan Documents, and

     (2) the Property can, in Mortgagee's judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage within the earlier to occur of (i) six (6) months after the receipt of insurance proceeds or condemnation awards by either Mortgagor or Mortgagee, and (ii) the stated maturity date of the Note, and

     (3) all necessary governmental approvals can be obtained to allow the rebuilding and reoccupancy of the Property as described in subsection (a)(2) above, and

     (4) there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Mortgagor, the full amount of which shall at Mortgagee's option have been deposited with Mortgagee) for such restoration or repair (including, without limitation, for any costs and expenses of Mortgagee to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and

     (5) the economic feasibility of the Improvements after such restoration or repair will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Property and debt service on the indebtedness secured hereby in full with the same coverage ratio considered by Mortgagee in its determination to make the loan secured hereby, and

     (6) Mortgagor shall have delivered to Mortgagee, at Mortgagor's sole cost and expense, an appraisal report in form and substance satisfactory to Mortgagee appraising the value of the Property as so restored or repaired to be not less than the appraised value of the Property considered by Mortgagee in its determination to make the loan secured hereby, and

     (7) Mortgagor so elects by written notice delivered to Mortgagee within five (5) days after settlement of the aforesaid insurance or condemnation claim, then, Mortgagee shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required for such restoration or repair, and any funds deposited by Mortgagor therefor, to Mortgagor in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior approval by Mortgagee of plans and specifications, contractors and form of construction contracts and the furnishing to Mortgagee of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors in form and substance satisfactory to Mortgagee in its discretion, with any remainder being applied by Mortgagee for payment of the indebtedness secured hereby in whatever order Mortgagee directs in its absolute discretion.

     (b) In all other cases, namely, in the event that sixty percent (60%) or more of the Improvements located on the Real Estate have been taken or destroyed or Mortgagor does not elect to restore or repair the Property pursuant to clause (a) above, or otherwise fails to meet the requirements of clause (a) above, then. in any of such events Mortgagee shall elect. in Mortgagee's absolute discretion and without regard to the adequacy of Mortgagee's security to do either of the following: (1) accelerate the maturity date of the Note and declare any and all indebtedness secured hereby to be immediately due and payable and apply the remainder of such sums received pursuant to this section to the payment of the indebtedness secured hereby in whatever order Mortgagee directs in its absolute discretion, with any remainder being paid to Mortgagor, or (2) notwithstanding that Mortgagor may have elected not to restore or repair the Property pursuant to the provisions of Section 1.9(a)(7) above, require Mortgagor to restore or repair the Property in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the deposit by Mortgagor with Mortgagee, within thirty (30) days after demand therefor, of any deficiency necessary in order to assure the availability of sufficient funds to pay for such restoration or repair, including Mortgagee's costs and expenses to be incurred in connection therewith, the prior approval by Mortgagee of plans and specifications, contractors and form of construction contracts and the furnishing to Mortgagee of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors in form and substance satisfactory to Mortgagee in its discretion, and apply the remainder of such sums toward such restoration and repair, with any balance thereafter remaining being applied by Mortgagee for payment of the indebtedness secured hereby in whatever order Mortgagee directs in its absolute discretion.

           Any reduction in the indebtedness secured hereby resulting from Mortgagee's application of any sums received by it hereunder shall take effect only when Mortgagee actually receives such sums and elects to apply such sums to the indebtedness secured hereby and, in any event, the unpaid portion of the indebtedness secured hereby shall remain in full force and effect and Mortgagor shall not be excused in the payment thereof. Partial payments received by Mortgagor, as described in the preceding sentence, shall be applied first to the final payment due under the Note and "thereafter to installments due under the
Note in the inverse order of their due date. If Mortgagor elects or Mortgagee directs Mortgagor to restore or repair the Property after the occurrence of a casualty or partial taking of the Property as provided above, Mortgagor shall promptly and diligently, at Mortgagor's sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions, and Mortgagor shall pay to Mortgagee all costs and expenses of Mortgagee incurred in administering said rebuilding, restoration or repair, provided that Mortgagee makes such proceeds or award available for such purpose. Mortgagor agrees to execute and deliver from time to time such further instruments as may be requested by Mortgagee to confirm the foregoing assignment to Mortgagee of any award, damage, insurance proceeds, payment or other compensation. Mortgagee is hereby irrevocably constituted and appointed the attorney-in-fact of Mortgagor (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof), with full power of substitution, subject to the terms of this Section, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts end acquittances therefor.

     1.10. MECHANICS' LIENS.   Mortgagor  shall  pay,  or   cause
to be paid, when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Real Estate or the Improvements; PROVIDED, HOWEVER, that Mortgagor shall have the right to contest, or permit to be contested, in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Mortgagee and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Mortgagor shall contest, or permit to be contested, any such claim or demand, Mortgagor shall promptly notify Mortgagee of such contest and thereafter shall, upon Mortgagee's request, promptly provide a bond, cash deposit or other security satisfactory to Mortgagee to protect Mortgagee's interest and security should the contest be unsuccessful. If Mortgagor shall fail to discharge or provide security against any such claim or demand as aforesaid within 30 days of receiving notice of the existence of such claim or demand, with respect to discharge, or within 10 days of Mortgagee's request, with respect to providing security, Mortgagee may do so and any and all expenses incurred by Mortgagee, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     1.11. RENTS AND PROFITS. As additional and collateral security for the payment of the indebtedness secured hereby and cumulative of any and all rights and remedies herein provided for, Mortgagor hereby absolutely and presently assigns to Mortgagee all existing and future Rents and Profits which assignment is outright, immediate, continuing and absolute. Mortgagor hereby grants to Mortgagee the sole, exclusive and immediate right, without taking possession of the Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Mortgagor does hereby irrevocably make, constitute and appoint Mortgagee its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof). Mortgagee shall be without liability for any loss which may arise from a failure or inability to collect Rents and Profits, proceeds or other payments. However, until the occurrence of a default under this Mortgage which has not been cured within any applicable notice and grace or cure period, and not a limitation or as a condition hereof, but as a personal covenant only to Mortgagor and its successors and not to any lessees or any other person, Mortgagor shall have a revocable license to collect and receive the Rents and Profits when due and prepayments thereof for not more than one month prior to due date thereof. Upon the occurrence of a default hereunder which has not been cured within any applicable grace or cure period, Mortgagor's license shall automatically terminate without notice to Mortgagor and Mortgagee may thereafter, without taking possession of the Property, collect the Rents and Profits itself or by an agent or receiver. From and after the termination of such license, Mortgagor shall be the agent of Mortgagee in collection of the Rents and Profits and all of the Rents and Profits so collected by Mortgagor shall be held in trust by Mortgagor for the sole and exclusive benefit of Mortgagee and Mortgagor shall, within one (1) business day after receipt of any Rents and Profits, pay the same to Mortgagee to be applied by Mortgagee as hereinafter set forth. Neither the demand for or collection of Rents and Profits by Mortgagee shall constitute any assumption by Mortgagee of any obligations under any agreement relating thereto. Mortgagee is obligated to account only for such Rents and Profits as are actually collected or received by Mortgagee. Mortgagor irrevocably agrees and consents that the respective payors of the Rents and Profits shall, upon demand and notice from Mortgagee of a default hereunder, pay said Rents and Profits directly to Mortgagee without liability to determine the actual existence of any default claimed by Mortgagee. Mortgagor hereby waives any right, claim or demand which Mortgagor may now or hereafter have against any such payor by reason of such payment of Rents and Profits to Mortgagee, and any such payment shall discharge such payor's obligation to make such payment to Mortgagor. All Rents and Profits collected or received by Mortgagee may be applied against all expenses of collection, including, without limitation, attorneys' fees, against costs of operation and management of the Property and against the indebtedness secured hereby, in whatever order or priority as to any of the items so mentioned as Mortgagee directs in its sole subjective discretion and without regard to the adequacy of its security. Neither the exercise by Mortgagee of any rights under this Section nor the application of any Rents and Profits to the secured indebtedness shall cure or be deemed a waiver of any default hereunder. The assignment of Rents and Profits hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property. Mortgagor has executed an Assignment of Leases and Rents dated of even date herewith (the "Assignment") in favor of Mortgagee covering all of the right, title and interest of Mortgagor, as landlord, lessor or licensor, in and to any leases, licenses and occupancy agreements relating to all or portions of the Property, intending that such instrument create an outright, immediate, continuing and absolute assignment of the Rents and Profits. All rights and remedies granted to Mortgagee under the Assignment shall be in addition to and cumulative of all rights and remedies granted to Mortgagee hereunder.

     1.12. Leases and Licenses.

     (a)   Mortgagor  shall submit to Mortgagee  for  Mortgagee's
approval, prior to the execution thereof, any proposed lease, license or occupancy agreement of the Property. Except to the extent required by the New Jersey Casino Control Commission (the "Commission"), Mortgagor shall not execute, modify, amend, supplement, cancel, terminate or accept the surrender of any lease, license or occupancy agreement for all or a substantial portion of the Property without the prior written approval of Mortgagee, and shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases, licenses and occupancy agreements with respect to the Property, now or hereafter existing, on the part of the landlord, lessor or licensor thereunder to be kept and performed. If Mortgagor shall be required or have the right to grant or withhold its consent to any action of a tenant, licensee or occupant of the Property, Mortgagor shall not grant or withhold such consent or approval without the prior written approval of Mortgagee to so do. Mortgagor shall not do or suffer to be done any act that might result in a default by the landlord, lessor or licensor under any such lease, license or occupancy agreement or allow the tenant, lessee or licensee thereunder to withhold payment or rent and, except as otherwise expressly permitted by the terms of Section
1.13 hereof, shall not assign any such lease, license or occupancy agreement or any such rents. Mortgagor, at no cost or expense to Mortgagee, shall enforce, short of termination, the performance and observance of each and every material condition and covenant of each of the parties under such leases. Mortgagor shall not, without the prior written consent of Mortgagee, waive or release any other party from the performance or observance of any obligation or condition under such leases except in the normal of course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located. Mortgagor shall not permit the prepayment of any rents under any of the leases for more than one month prior to the due date thereof.

     (b) Each lease, license and occupancy agreement executed after the date hereof affecting Mortgagor's interest in any of the Real Estate or the Improvements must provide, in a manner approved by

Mortgagee, that the tenant, lessee or licensee, as appropriate, will, to the extent permitted by law, recognize as its landlord, lessor or licensor and attorn to any person succeeding to the interest of Mortgagor upon any foreclosure of this Mortgage or deed in lieu of foreclosure. Each such lease, license and occupancy agreement shall also provide that, upon request of said successor in interest, the tenant, lessee or licensee shall execute and deliver an instrument or instruments confirming its attornment as provided for in this Section; provided, however, that neither Mortgagee nor any successor-in-interest shall be bound by any payment of rental for more than one (1) month in advance, or any amendment or modification of said lease or rental agreement made without the express written consent of Mortgagee or said successor-in-interest.

     (c) Upon the occurrence of a default under this Mortgage which is not cured within any applicable grace period, whether before or after the whole principal sum secured hereby is declared to be immediately due or whether before or after the institution of legal proceedings to foreclose this Mortgage, forthwith, upon demand of Mortgagee, Mortgagor shall surrender to Mortgagee and Mortgagee shall be entitled to take actual possession of the Property or any part thereof personally, or by its agent or attorneys. In such event, Mortgagee shall have, and Mortgagor hereby gives and grants to Mortgagee, the right, power and authority to make and enter into leases, licenses and occupancy agreements with respect to the Property or portions thereof for such rents and for such periods of occupancy and upon conditions and provisions as Mortgagee may deem desirable in its sole discretion, and Mortgagor expressly acknowledges and agrees that the term of such lease, license or occupancy agreement may extend beyond the date of any foreclosure sale of the Property; it being the intention of Mortgagor that in such event Mortgagee shall be deemed to be and shall be the attorney-in-fact of Mortgagor for the purpose of making and entering into leases, licenses or occupancy agreements of parts or portions of the
Property for the rents and upon the terms, conditions and provisions deemed desirable to Mortgagee in its sole discretion and with like effect as if such leases, licenses or occupancy agreements had been made by Mortgagor as the owner in fee simple of the Property free and clear of any conditions or limitations established by this Mortgage. The power and authority hereby given and granted by Mortgagor to Mortgagee shall be deemed to be coupled with an interest, shall not be revocable by Mortgagor so long as any indebtedness secured hereby is outstanding, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof. In connection with any action taken by Mortgagee pursuant to this Section, Mortgagee shall not be liable for any loss sustained by Mortgagor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Mortgagee in managing the Property (unless such act or omission constitutes gross negligence on the part of Mortgagee), nor shall Mortgagee be obligated to perform or discharge any obligation, duty or liability under any lease, license or occupancy agreement covering the Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Mortgagor shall, and does hereby, indemnify Mortgagee for, and hold Mortgagee harmless from, any and all claims, actions, demands, liabilities, loss or damage which may or might be incurred by Mortgagee under any such lease, license or occupancy agreement or under this Mortgage or by the exercise of rights or remedies hereunder and from any and all claims and demands whatsoever which may be asserted against Mortgagee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any such lease, license or occupancy agreement other than those finally determined to have resulted solely from the gross negligence or willful misconduct of Mortgagee. Should Mortgagee incur any such liability, the amount thereof, including, without limitation, costs, expenses and attorneys' fees, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by

Mortgagor, shall be immediately due and payable to Mortgagee by Mortgagor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Nothing in this Section shall impose on Mortgagee any duty, obligation or responsibility for the control, care, management or repair of the Property, or for the carrying out of any of the terms and conditions of any such lease, license or occupancy agreement, nor shall it operate to make Mortgagee responsible or liable for any waste committed on the Property by the tenants or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Mortgagor hereby assents to, ratifies and confirms any and all actions of Mortgagee with respect to the Property taken under this Section.

     (d)   Notwithstanding anything in this Section 1.12  to  the
contrary, Mortgagor may, without obtaining the prior written consent of Mortgagee, but with prior notice to Mortgagee, consent to the transfer or assignment of the interest of the tenant under the Ground Lease to an entity that is at least fifty-percent (50%) beneficially owned, directly or indirectly, by Showboat, Inc. or, after the contemplated acquisition of Showboat, Inc. by Harrah's Entertainment, Inc. ("Harrah's"), by Harrah's provided that (i) the successor tenant has a net worth at least equal to that of the original tenant, (ii) concurrently with such transfer or assignment, Showboat, Inc. or Harrah's, as applicable, (A) delivers to Mortgagee a written confirmation from each of the rating agencies rating the certificates issued under the Securitization (as hereinafter defined) stating that such transfer or assignment will not adversely affect or change the then-current rating of any class of certificate issued under the Securitization and (B) delivers to Mortgagee and to the rating agencies one or more nonconsolidation opinions with respect to the Mortgagor, the successor tenant and their respective direct and indirect owners (after such transfer or assignment) that are acceptable to the rating agencies, and (iii) the successor tenant assumes in writing all of the obligations of the tenant under the Ground Lease.

     1.13. Alienation and Further Encumbrances.

     (a) Mortgagor acknowledges that Mortgagee has relied upon the principals of Mortgagor and the ownership and organizational structure of the Mortgagor in connection with the closing of the loan evidenced by the Note. Accordingly, except as specifically allowed hereinbelow in this Section and notwithstanding anything to the contrary contained in Section 4.6 hereof, in the event that the Property or any part thereof or interest therein shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except in accordance with the provisions of Section 1.12 hereof), assigned, pledged, mortgaged, further encumbered or otherwise transferred or Mortgagor shall be divested of its title to the Property or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Mortgagee being first obtained, which consent may be withheld in Mortgagee's sole discretion, then the same shall constitute a default hereunder and Mortgagee shall have the right, at its option, to declare any or all of the indebtedness secured hereby, irrespective of the maturity date specified in the Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article III hereof. If such acceleration is during any period when a prepayment fee is payable pursuant to the provisions set forth in the Note, then, in addition to all of the foregoing, such prepayment fee shall also then be immediately due and payable to the same end as though Mortgagor were prepaying the entire indebtedness secured hereby on the date of such acceleration. For the purposes of this Section: (i) in the event either Mortgagor or any of its members is a corporation or trust, the sale, conveyance, transfer or disposition of any of the issued and outstanding capital stock of Mortgagor or any of its members or of the beneficial interest of such trust (or the issuance of new shares of capital stock in Mortgagor or any of its members) shall be deemed to be a transfer of an interest in the Property; and (ii) in the event Mortgagor or any members of Mortgagor is a limited or general partnership, a joint venture or a limited liability company, a change in the ownership interests in any general partner, any joint venturer or any member, either voluntarily, involuntarily or otherwise, or the sale, conveyance, transfer, disposition, alienation, hypothecation or encumbering of all or any portion of the interest of any such general partner, joint venturer or member in Mortgagor or such member (whether in the form of a beneficial or membership interest or in the form of a power of direction, control or management, or otherwise), shall be deemed to be a transfer of an interest in the Property.

     (b) In the event that Mortgagee shall consent, without in any way implying any obligation on the part of Mortgagee to so consent, to a further encumbrance of the Property, the documents evidencing or creating such encumbrance shall be subject to the prior written approval of Mortgagee and shall expressly provide, in addition to any other items required by Mortgagee, that: (i) they are subordinate, secondary, junior and inferior in all respects to the lien of this Mortgage, to the security provided by the other Loan Documents and to any and all rights of
Mortgagee set forth therein, including, without limitation, Mortgagee's right to payment under the Note and the rights of Mortgagee set forth herein with respect to any insurance proceeds and condemnation awards which are a part of the Property; and
(ii) they shall remain subordinate, secondary, junior and inferior in all respects to any amendments, modifications, extensions or changes in this Mortgage and the other Loan Documents thereafter entered into by Mortgagee and Mortgagor or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby; and (iii) they are subordinate, secondary, junior and inferior in all respects to all existing and future leases of the Property or any portion thereof and the holder thereof shall, upon request of Mortgagee, specifically subordinate the lien of such encumbrance to all leases of the Property or any portion thereof executed after the date of such encumbrance; and (iv) the holder of such subordinate mortgage acknowledges and agrees that a conveyance of all or any portion of the Property to such holder by foreclosure, deed in lieu of foreclosure or otherwise shall constitute a default under this Mortgage.

     (c)   Notwithstanding anything in this Section 1.13  to  the
contrary, Mortgagor may, without obtaining the prior written consent of Mortgagee, but with prior written notice to Mortgagee, transfer all of its right, title and interest in and to the Property, subject to this Mortgage, to another single-purpose, bankruptcy-remote entity that is at least fifty percent (50%) beneficially owned, directly or indirectly, by Showboat, Inc. or, after the consummation of the contemplated acquisition of Showboat, Inc. by Harrah's, by Harrah's, and a change in the ownership of Mortgagor may be effected without obtaining the prior written consent of Mortgagee (but with prior written notice to Mortgagee) so long as Showboat, Inc. or Harrah's, as applicable, shall beneficially own, directly or indirectly, at least fifty percent (50%) of the interests in Mortgagor, provided that concurrently with such transfer, (i) Showboat, Inc. or Harrah's, as applicable, delivers to Mortgagee a written confirmation from each of the rating agencies rating the certificates issued under the Securitization (as hereinafter defined) stating that such transfer will not adversely affect or change the then-current rating of any class of certificate issued under the Securitization, (ii) Showboat, Inc. or Harrah's, as applicable, delivers to Mortgagee and to the rating agencies one or more nonconsolidation opinions with respect to the Mortgagor and its direct and indirect owners (after such transfer) that are acceptable to the rating agencies, and (iii) with respect to a transfer of the Property, the transferee agrees in writing to assume and perform all of Mortgagor's obligations hereunder and under the other Loan Documents and to be bound by all of the terms, covenants and conditions of the Loan Documents pertaining to Mortgagor.

     1.14. PAYMENT OF UTILITIES, ASSESSMENTS, CHARGES, ETC. Mortgagor shall pay, or cause to be paid, when due all utility charges which are incurred by Mortgagor or which may become a charge or lien against any portion of the Property for gas, electricity, water and sewer services furnished to the Real Estate and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Real Estate and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

     1.15. ACCESS PRIVILEGES AND INSPECTIONS. Mortgagee and the agents, representatives and employees of Mortgagee shall, subject to the rights of tenants, have full and free access to the Real Estate and the Improvements and any other location where books and records concerning the Property are kept at all reasonable times for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Mortgagor relating to the Property, the cost of which, except after the occurrence and during the continuance of a default, shall be paid by Mortgagee. Mortgagor shall lend assistance to all such agents, representatives and employees of Mortgagee. Mortgagee shall reasonably endeavor not to unreasonably interfere with the conduct of business at the Property in exercising its rights under this Section 1.15.

     1.16. WASTE; MAINTENANCE. Mortgagor shall not commit, suffer or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Mortgagor shall maintain or cause to be maintained the Property in good condition and repair.

     1.17. ZONING. Without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, Mortgagor shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Real Estate or the Improvements. Mortgagor shall comply with and make, or cause to be complied with and made, all payments required under the provisions of any covenants, conditions or restrictions affecting the Real Estate or the Improvements. Mortgagor shall comply with, or cause to be complied with, all existing and future requirements of all governmental authorities having jurisdiction over the Property. Mortgagor shall keep, or cause to be kept, all licenses, permits, franchises and other approvals necessary for the operation of the Property in full force and effect. Mortgagor shall operate, or cause to be operated, the Property as a casino and hotel for so long as the indebtedness secured hereby is outstanding unless such operation is prohibited by law. If, under applicable zoning provisions, the use of all or any part of the Real Estate or the Improvements is or becomes a nonconforming use, Mortgagor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Mortgagee. Further, without Mortgagee's prior written consent, Mortgagor shall not file or subject any part of the Real Estate or the Improvements to any declaration of condominium or cooperative or convert any part of the Real Estate or the Improvements to a condominium, co-operative or other form of multiple ownership and governance.

     1.18. FINANCIAL STATEMENTS AND BOOKS AND RECORDS. Mortgagor shall keep accurate books and records of account of the Property and its own financial affairs sufficient to permit the preparation of financial  statements  therefrom  in  accordance  with  generally accepted accounting principles. Mortgagee and its duly authorized representatives shall have the right to examine, copy and audit Mortgagor's records and books of account at all reasonable times. So long as this Mortgage continues in effect, Mortgagor shall provide to Mortgagee, in addition to any other financial statements required hereunder or under any of the other Loan Documents, the following financial statements and information, all of which must be certified to Mortgagee as being true and correct by Mortgagor or the entity to which they pertain, as applicable, be prepared in accordance with generally accepted accounting principles consistently applied and be in form and substance acceptable to Mortgagee:

     (a) copies of all tax returns filed by Mortgagor, within thirty (30) days after the date of filing;

     (b) annual balance sheets for the Property and annual financial statements for Mortgagor, each principal or member in Mortgagor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby within one hundred twenty (120) days after the end of each calendar year audited by an independent certified public accountant; and

     (c) such other information with respect to the Property, Mortgagor, the principals or members in Mortgagor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, which may be requested from time to time by Mortgagee, within a reasonable time after the applicable request.

           Mortgagor agrees that any and all materials furnished hereunder are the property of Mortgagee (and Mortgagee's servicer) and may be released to such parties as Mortgagee or its servicer deems appropriate, including FNMA, FHLMC, Donaldson, Lufkin & Jenrette Securities Corporation and any affiliates, any issuer, underwriter, certificateholder or trustee with respect to securities issued in connection with the sale of this Mortgage, or any rating agency responsible for rating such securities from time to time.

     1.19. FURTHER DOCUMENTATION. Mortgagor shall, on the request of Mortgagee and at the expense of Mortgagor: (a) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage or in the contents of any of the other Loan Documents; (b) promptly execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; (c) promptly execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Mortgagee to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and
(d) promptly furnish to Mortgagee, upon Mortgagee's request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Mortgagee and in form and substance supplied by Mortgagee, setting forth all amounts due under the Note, stating whether any event has occurred which, with the passage of time or the giving of notice or both, would constitute an event of default hereunder, stating whether any offsets or defenses exist against the indebtedness secured hereby and containing such other matters as Mortgagee may reasonably require.

     1.20. PAYMENT OF COSTS; REIMBURSEMENT TO MORTGAGEE. Mortgagor shall pay all costs and expenses of every character incurred in connection with the closing of the loan evidenced by the Note and secured hereby or otherwise attributable or chargeable to Mortgagor as the owner of the Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and attorneys' fees. If Mortgagor defaults in any such payment, which default is not cured within any applicable grace or cure period, Mortgagee may pay the same and Mortgagor shall reimburse Mortgagee on demand for all such costs and expenses incurred or paid by Mortgagee, together with such interest thereon at the Default Interest Rate from and after the date of Mortgagee's making such payment until reimbursement thereof by Mortgagor. Any such sums disbursed by Mortgagee, together with such interest thereon, shall be additional indebtedness of Mortgagor secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Further, Mortgagor shall promptly notify Mortgagee in writing of any litigation or threatened litigation affecting the Property, or any other demand or claim which, if enforced, could impair or threaten to impair Mortgagee's security hereunder Without limiting or waiving any other rights and remedies of Mortgagee hereunder, if Mortgagor fails to perform any of its covenants or agreements contained in this Mortgage or in any of the other Loan Documents and such failure is not cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Mortgagee's interest in the Property or Mortgagee's right to enforce its security, then Mortgagee may, at it option, with or without notice to Mortgagor, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Mortgage or to remedy the failure of Mortgagor to perform its covenants and agreements (without, however, waiving any default of Mortgagor). Mortgagor agrees to pay on demand all expenses of Mortgagee incurred with respect to the foregoing (including, but not limited to, fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Mortgagee incurs such expenses until reimbursement thereof by Mortgagor. Any such expenses so incurred by Mortgagee, together with interest thereon as provided above, shall be additional indebtedness of Mortgagor secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The necessity for any such actions and of the amounts to be paid shall be determined by Mortgagee in its discretion. Subject to the Ground Lease, Mortgagee is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor. Mortgagor hereby acknowledges and agrees that the remedies set forth in this Section 1.20 shall be exercisable by Mortgagee, and any and all payments made or costs or expenses incurred by Mortgagee in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Mortgagee after the filing by Mortgagor of a voluntary case or the filing against Mortgagor of an involuntary case pursuant to or within the meaning of the Bankruptcy Reform Act of 1978, as amended,

Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable to Mortgagor, Mortgagee, any guarantor or indemnitor, the secured indebtedness or any of the Loan Documents. Mortgagor hereby indemnifies and holds Mortgagee harmless from and against all loss, cost and expenses with respect to any default hereof, any liens (i.e., judgments, mechanics' and materialmen's liens, or otherwise), charges and encumbrances filed against the Property, and from any claims and demands for damages or injury, including claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Real Estate or the Improvements or any nuisance made or suffered thereon, including, in any case, attorneys' fees, costs and expenses as aforesaid, whether at pretrial, trial or appellate level, and such indemnity shall survive payment in full of the indebtedness secured hereby. This Section shall not be construed to require Mortgagee to incur any expenses, make any appearances or take any actions.

     1.21. SECURITY INTEREST. This Mortgage is also intended to encumber and create a security interest in, and Mortgagor hereby grants to Mortgagee a security interest in all sums on deposit with Mortgagee pursuant to the provisions of Section 1.6 hereof or any other Section hereof and Mortgagor's interest in all fixtures, chattels, accounts, equipment, inventory, contract rights, general intangibles and other personal property included within the Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the "Collateral"), whether or not the same shall be attached to the Real Estate or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Real Estate and the Improvements. The foregoing security interest shall also cover Mortgagor's leasehold interest in any of the foregoing property which is leased by Mortgagor. Notwithstanding the foregoing, all of the foregoing property shall be owned by Mortgagor and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Mortgagee. Mortgagor shall, from time to time upon the request of Mortgagee, supply Mortgagee with a current inventory of all of the property in which Mortgagee is granted a security interest hereunder, in such detail as Mortgagee may require. Mortgagor shall promptly replace all of the Collateral subject to the lien or security interest of this Mortgage when worn or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Mortgagee, remove from the Real Estate or the Improvements any of the Collateral subject to the lien or security interest of this Mortgage except such as is replaced by an article of equal suitability and value as above provided, owned by Mortgagor free and clear of any lien or security interest except that created by this Mortgage and the other Loan Documents and except as otherwise expressly permitted by the terms of Section 1.13 of this Mortgage. All of the Collateral shall be kept at the location of the Real Estate except as otherwise required by the terms of the Loan Documents. Mortgagor shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.

     1.22. SECURITY AGREEMENT. This Mortgage constitutes a security agreement between Mortgagor and Mortgagee with respect to the Collateral in which Mortgagee is granted a security interest hereunder, and, cumulative of all other rights and remedies of Mortgagee hereunder, Mortgagee shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code. Mortgagor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Mortgagee the attorney-in-fact  of  Mortgagor to execute and  deliver  and,  if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Mortgagee may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Except with respect to Rents and Profits to the extent specifically provided herein to the contrary, Mortgagee shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Property and Mortgagor shall promptly deliver the same to Mortgagee, endorsed to Mortgagee, without further notice from Mortgagee. Mortgagor agrees to furnish Mortgagee with notice of any change in the name, identity, corporate structure, residence, or principal place of business or mailing address of Mortgagor within ten (10) days of the effective date of any such change. Upon the occurrence of any default hereunder not cured within any applicable grace or cure period, Mortgagee shall have the rights and remedies as prescribed in the Mortgage, or as prescribed by general law, or as prescribed by any applicable Uniform Commercial Code, all at Mortgagee's election. Any disposition of the Collateral may be conducted by an employee or agent of Mortgagee. Any person, including both Mortgagor and Mortgagee, shall be eligible to purchase any part or all of the Collateral at any such disposition. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Mortgagee's attorneys' fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Subject to the Ground Lease, Mortgagee shall have the right to enter upon the Real Estate and the Improvements or any real property where any of the property which is the subject of the security interest granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Mortgagor, upon demand of Mortgagee, shall assemble such property and make it available to Mortgagee at the Real Estate, a place which is hereby deemed to be reasonably convenient to Mortgagee and Mortgagor. If notice is required by law, Mortgagee shall give Mortgagor at least ten (10) days prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Mortgagor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Mortgagor. No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to the sale of the Property hereunder as is required under said Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Mortgagee pursuant to any applicable Uniform Commercial Code:

     (a) In the event of a foreclosure sale, the Property may, at the option of Mortgagee, be sold as a whole; and

     (b) It shall not be necessary that Mortgagee take possession of the aforementioned Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and

     (c) Mortgagee may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Mortgagee, including the sending of notices and the conduct of the sale, but in the name and on behalf of Mortgagee.

The name and address of Mortgagor (as Debtor under any applicable
Uniform Commercial Code) are:

                  Showboat Land LLC
                  3720 Howard Hughes Parkway
                  Suite 200
                  Las Vegas, Nevada 89109

The name and address of Mortgagee (as Secured Party under any applicable Uniform Commercial Code) are:

                 Column Financial, Inc.
                 3414 Peachtree Road, N.E
                 Suite 1140
                 Atlanta, Georgia 30326

     1.23. EASEMENTS AND RIGHTS-OF-WAY. Mortgagor shall not grant any easement or right-of-way with respect to all or any portion of the Real Estate or the Improvements without the prior written consent of Mortgagee unless such grant is required pursuant to the terms of the Ground Lease. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Mortgage and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way. If Mortgagee consents to the grant of an easement or right-of-way, Mortgagee agrees to grant such consent without charge to Mortgagor other than expenses. Including, without limitation, attorneys' fees, incurred by Mortgagee in the review of Mortgagor's request and in the preparation of documents effecting the subordination.

     1.24. COMPLIANCE WITH LAWS. Mortgagor shall at all times comply, or cause to be complied, with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance of the Property and any environmental or ecological requirements, even if such compliance shall require structural changes to the Property; PROVIDED, HOWEVER, that, Mortgagor may, upon providing Mortgagee with security satisfactory to Mortgagee, proceed diligently and in good faith to contest, or permit to be contested, the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Mortgagor shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any lease of or any other agreement applicable to the Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

     1.25. ADDITIONAL TAXES. In the event of the enactment after this date of any law of the state where the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Mortgage or the indebtedness secured hereby or Mortgagee, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes, assessments, charges or liens, or reimburse Mortgagee therefor; PROVIDED, HOWEVER, that if in the opinion of counsel for Mortgagee (a) it might be unlawful to require Mortgagor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the indebtedness secured hereby to be and become due and payable in full sixty (60) days from the giving of such notice.

     1.26. SECURED INDEBTEDNESS. It is understood and agreed that this Mortgage shall secure payment of not only the indebtedness evidenced by the Note but also any and all substitutions, replacements, renewals and extensions of the Note, any and all indebtedness and obligations arising pursuant to the terms hereof and any and all indebtedness and obligations arising pursuant to the terms of any of the other Loan Documents, all of which indebtedness is equally secured with and has the same priority as any amounts advanced as of the date hereof. It is agreed that any future advances made by Mortgagee to or for the benefit of Mortgagor from time to time under this Mortgage or the other Loan Documents and whether or not such advances are obligatory or are made at the option of Mortgagee, or otherwise, made for any purpose, and all interest accruing thereon, shall be equally secured by this Mortgage and shall have the same priority as all amounts, if any, advanced as of the date hereof and shall be subject to all of the terms and provisions of this Mortgage.

     1.27. MORTGAGOR'S WAIVERS. To the full extent permitted by law, Mortgagor agrees that Mortgagor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the indebtedness secured hereby prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Property so sold. Mortgagor, for Mortgagor and Mortgagor's successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel:
(a) waives, releases, relinquishes and forever forgoes all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the secured indebtedness (except such notices as are specifically provided for herein); (b) waives, releases, relinquishes and forever forgoes all right to a marshalling of the assets of Mortgagor, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property, shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety; and (c) waives, releases, relinquishes and forever forgoes all rights and periods of redemption provided under applicable law. To the full extent permitted by law, Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Mortgagee under the terms of this Mortgage to a sale of the Property, for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Mortgagee under the terms of this Mortgage to the payment of the indebtedness secured hereby out of the proceeds of sale of the Property in preference to every other claimant whatever. Further, Mortgagor hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Mortgage or to collect any of the indebtedness secured hereby the fullest extent permitted by law. Mortgagor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Mortgagor, Mortgagor shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. Section 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights of Mortgagee against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

     1.28. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

     (A) MORTGAGOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (I) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS MORTGAGE OR ANY OTHER OF THE LOAN DOCUMENTS, (II) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN NEW YORK COUNTY, NEW YORK, (III) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (IV) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF MORTGAGEE TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). MORTGAGOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE MORTGAGOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 4.5 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTLVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

     (B)   MORTGAGOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY
KNOWINGLY,  INTENTIONALLY  AND VOLUNTARILY,  WITH  AND  UPON  THE
ADVICE  OF  COMPETENT COUNSEL, WAIVES, RELINQUISHES  AND  FOREVER
FORGOES THE RIGHT

TO  A  TRIAL  BY  JURY  IN ANY ACTION OR PROCEEDING  BASED  UPON,
ARISING OUT OF, OR IN ANY WAY RELATING TO THE INDEBTEDNESS SECURED HEREBY OR ANY CONDUCT, ACT OR OMISSION OF MORTGAGEE OR MORTGAGOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH MORTGAGEE OR MORTGAGOR, IN EACH OR THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

     1.29. CONTRACTUAL STATUTE OF LIMITATIONS. Mortgagor hereby agrees that any claim or cause of action by Mortgagor against Mortgagee, or any of Mortgagee's directors, officers, employees, agents, accountants or attorneys, based upon, arising from or relating to the indebtedness secured hereby, or any other matter, cause or thing whatsoever, whether or not relating thereto, occurred, done, omitted or suffered to be done by Mortgagee or by Mortgagee's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Mortgagor by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one (1) year after Mortgagor first acquires or reasonably should have acquired knowledge of the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of Mortgagee or any other person authorized to accept service of process on behalf of Mortgagee, within thirty (30) days thereafter. Mortgagor agrees that such one (1) year period of time is reasonable and sufficient time for a borrower to investigate and act upon any such claim or cause of action. The one (1) year period provided herein shall not be waived, tolled or extended except by the specific written agreement of Mortgagee. This provision shall survive any termination of this Mortgage or any of the other Loan Documents.

     1.30. Intentionally Omitted.

     1.31. Hazardous Waste and Other Substances.

     (a) Mortgagor hereby represents and warrants to Mortgagee that, as of the date hereof: (i) to the best of Mortgagor's knowledge, information and belief, the Property is not in direct or indirect violation of any local, state or federal law, rule or regulation applicable to the Property pertaining to environmental regulation, contamination or clean-up (collectively, "Environmental Laws"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 ET SEQ. and 40 CFR Section
302.1 ET SEQ.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C.Section 6901 ET SEQ.), The Federal Water Pollution Control Act (33 U.S.C. Section 1251 ET SEQ. and 40 CFR Section
116.1 ET SEQ.), and the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 ET SEQ.), the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 ET SEQ., the Leaking Underground Storage Tank Act, N.J.S.A. 58:10A-21 ET SEQ., the Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 ET SEQ., and the regulations promulgated pursuant to said laws, all as amended; (ii) to the best knowledge of Mortgagor, no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Substances") are located on or have been handled, generated, stored, processed or disposed of on or transported, released or discharged from the Property (including underground contamination) except in the ordinary course of Mortgagor's business and in compliance with all Environmental Laws; (iii) the Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Substances; (iv) there are no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Substances on the Property; (v) Mortgagor has received no notice of, and to the best of Mortgagor's knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property nor does Mortgagor know of any basis for such a claim; and (vi) Mortgagor has received no notice of and, to the best of Mortgagor's knowledge and belief, there has been no claim by any party that any use, operation or condition of the Property has caused any nuisance or any other liability or adverse condition on any other property nor does Mortgagor know of any basis for such a claim.

     (b) Mortgagor shall keep or cause the Property to be kept free from Hazardous Substances (except those substances used in the ordinary course of business at the Property and in compliance with all Environmental Laws) and in compliance with all Environmental Laws, shall not install or use, or permit to be installed or used, any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants of the Property, and, without limiting the generality of the foregoing, during the term of this Mortgage, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos.

     (c) Mortgagor shall promptly notify Mortgagee if Mortgagor shall become aware of the possible existence of any Hazardous Substances on the Property or if Mortgagor shall become aware that the Property is or may be in direct or indirect violation of any Environmental Laws. Further, immediately upon receipt of the same, Mortgagor shall deliver to Mortgagee copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property. Mortgagor shall, promptly and when and as required, at Mortgagor's sole cost and expense, take, or cause to be taken, all actions as shall be necessary or advisable for the clean-up of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Mortgagee), and shall further pay or cause to be paid, at no expense to Mortgagee, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Mortgagor fails to do so after notice from Mortgagee and a reasonable time to perform, subject to the Ground Lease, Mortgagee may, but shall not be obligated to, cause the Property or other affected property to be freed from any Hazardous Substances or otherwise brought into conformance with Environmental Laws and any and all costs and expenses incurred by Mortgagee in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Mortgagor hereby grants to Mortgagee and its agents and employees access to the Property and, subject to the ground lease of the Real Estate (as heretofore amended, the "Ground Lease"), dated October 26, 1983, between Resorts International, Inc. and Ocean Showboat, Inc. a license to remove any items constituting Hazardous

Substances and to do all things necessary to bring the Property in conformance with Environmental Laws. Mortgagor covenants and agrees, at Mortgagor's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Mortgagee), and hold Mortgagee harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against Mortgagee or the Property, and arising directly or indirectly from or out of: (i) the presence, release or threat of release of any Hazardous Substances on, in, under or affecting all or any portion of the
Property or any surrounding areas, regardless of whether or not caused by or within the control of Mortgagor; (ii) the violation of any Environmental Laws relating to or affecting the Property, whether or not caused by or within the control of Mortgagor;
(iii) the failure by Mortgagor to comply fully with the terms and conditions of this Section 1.31; (iv) the breach of any representation or warranty contained in this Section 1.31; or (v) the enforcement of this Section 1.31, including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Substances from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Substances on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. The indemnity set forth in this Section 1.31(c) shall also include any diminution in the value of the security afforded by the Property or any future reduction in the sales price of the Property by reason of any matter set forth in this Section 1.31(c). Mortgagee's rights under this Section shall survive payment in full of the indebtedness secured hereby and shall be in addition to all other rights of Mortgagee under this Mortgage, the Note and the other Loan Documents.

     (d) Upon Mortgagee's request, at any time after the occurrence of a default hereunder or at such other time, but not more than once in any twelve (12) month period, as Mortgagee has reasonable grounds to believe that Hazardous Substances are or have been released, stored or disposed of on or around the Property or that the Property may be in violation of the Environmental Laws, Mortgagor shall provide, at Mortgagor's sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Mortgagee indicating the presence or absence of Hazardous Substances on the Property or an inspection or audit of the Improvements prepared by an engineering or consulting firm approved by Mortgagee indicating the presence or absence of friable asbestos or substances containing asbestos on the Property. If Mortgagor fails to provide such inspection or audit within thirty (30) days after such request, Mortgagee may order the same, and Mortgagor hereby grants to Mortgagee and its employees and agents access to the Property, subject to the Ground Lease, and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of thc other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     (e) Without limiting the foregoing, where recommenced by a "Phase I" or "Phase II" assessment or otherwise required by
Mortgagee, Mortgagor shall establish and comply with an operations and maintenance program relative to the Property, in form and substance acceptable to Mortgagee, prepared by an environmental consultant acceptable to Mortgagee, which program shall address any Hazardous Substances (including asbestos containing material or lead based paint) that may now or in the future be detected on the Property. Without limiting the generality of the preceding sentence, Mortgagee may require (i) periodic notices or reports to Mortgagee in form, substance and at such intervals as Mortgagee may specify, (ii) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (iii) at Mortgagor's sole expense, supplemental examination of the Property by consultants specified by Mortgagee, (iv) subject to the Ground Lease, access to the Property, by Mortgagee, its agents or servicer, to review and assess the environmental condition of the Property and Mortgagor's compliance with any operations and maintenance program, and (v) variation of the operations and maintenance program in response to the reports provided by any such consultants.

     1.32. Indemnification; Subrogation.

     (a) Mortgagor shall indemnify, defend and hold Mortgagee harmless against: (i) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Property or the secured indebtedness, and (ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Mortgagee's reasonable attorneys' fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be asserted against, imposed on or incurred by Mortgagee in connection with the secured indebtedness, this Mortgage, the Property, or any part thereof, or the exercise by Mortgagee of any rights or remedies granted to it under this Mortgage; provided, however, that nothing herein shall be construed to obligate Mortgagor to indemnify, defend and hold harmless Mortgagee from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses enacted against, imposed on or incurred by Mortgagee solely by reason of Mortgagee's willful misconduct or gross negligence.

     (b) If Mortgagee is made a party defendant to any litigation or any claim is threatened or brought against Mortgagee concerning the secured indebtedness, this Mortgage, the Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Mortgagor shall indemnify, defend and hold Mortgagee harmless from and against all liability by reason of said litigation or claims, including reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Mortgagee in any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment. If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof or to prosecute any breach by Mortgagor of any of the terms hereof or to recover any sum secured hereby, Mortgagor shall pay to Mortgagee its reasonable attorneys' fees (together with reasonable appellate counsel, fees, if any) and expenses. The right to such attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Mortgagor breaches any term of this Mortgage, Mortgagee may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Mortgagor, Mortgagor shall pay Mortgagee reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Mortgagee, whether or not an action is actually commenced against Mortgagor by reason of such breach. All references to "attorneys" in this Subsection and elsewhere in this Mortgage shall include without limitation any attorney or law firm engaged by Mortgagee and Mortgagee's in-house counsel, and all references to "fees and expenses" in this Subsection and elsewhere in this Mortgage shall include without limitation any fees of such attorney or law firm and any allocation charges and allocation costs of Mortgagee's in-house counsel.

     (c) A waiver of subrogation shall be obtained by Mortgagor from its insurance carrier and, consequently, Mortgagor waives any and all right to claim or recover against Mortgagee, its officers, employees, agents and representatives, for loss of or damage to Mortgagor, the Property, Mortgagor's property or the property of others under Mortgagor's control from any cause insured against or required to be insured against by the provisions of this Mortgage.

     1.33. COVENANTS  WITH  RESPECT  TO INDEBTEDNESS, OPERATIONS,
FUNDAMENTAL CHANGES OF MORTGAGOR. Mortgagor represents, warrants and covenants as of the date of hereof and until such time as the secured indebtedness is paid in full, that Mortgagor:

     (a) does not own and will not own any encumbered asset other than (i) the Property, and (ii) incidental personal property necessary for the operation of the Property;

     (b) is not engaged and will not engage in any business other than the ownership and leasing of the Property;

     (c) will not enter into any contract or agreement with any member, principal or affiliate of the Mortgagor or any affiliate of the members of the Mortgagor except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate, and has not made and will not make any loans or advances to any third part, (including any affiliate);

     (d) has not incurred and will not incur any debt secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the secured indebtedness;

     (e)   [RESERVED]

     (f) is and will be solvent and pay its debts from its assets as the same shall become due;

     (g) has done or caused to be done and will do all things necessary to preserve its existence, and will not, nor will any member or shareholders thereof, amend, modify or otherwise change its organizational documents in a manner which adversely affects the Mortgagor's existence as a single purpose, bankruptcy remote entity;

     (h) will conduct and operate its business as presently conducted and operated;

     (i) will maintain books and records and bank accounts separate from those of its affiliates, including its members;

     (j) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate thereof, including any member or any affiliate of the general partner of the Mortgagor);

     (k)   will file its own tax returns;

     (l)   will   maintain  adequate  capital   for  the   normal
obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

     (m) will not seek the dissolution or winding up, in whole or in part, of the Mortgagor;

     (n) will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or beneficial ownership of, any entity;

     (o) will not commingle the funds and other assets of the Mortgagor with those of any member, any affiliate or any other person;

     (p) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person; and

     (q)   does  not  and  will  not  hold  itself  out   to   be
responsible for the debts or obligations of any other person.

     1.34. HANDICAPPED ACCESS. (a) Mortgagor agrees that the Property shall at all times comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the American with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, "Access Laws").

     (b) Mortgagor agrees to give prompt notice to Mortgagee of the receipt by Mortgagor of any complaints related to violations of any Access Laws and of the commencement of any proceedings or investigation which relate to compliance with applicable Access Laws.

                           ARTICLE 2.
                        EVENTS OF DEFAULT

     2.1.  EVENTS OF DEFAULT.   The  occurrence  of  any  of  the
following events shall be a default hereunder:

     (a)   Mortgagor  fails  to  timely   perform  any  covenant,
agreement, obligation, term or condition hereof or of  any  other
Loan Document, including the Note, which requires payment of any money to Mortgagee.

     (b) Mortgagor fails to provide, or to cause the provision of, insurance as required by Section 1.4 hereof or fails to perform any covenant, agreement, obligation, term or condition set forth in Section 1.16 or 1.31 hereof.

     (c) Mortgagor fails to perform any other covenant, agreement, obligation, term or condition set forth herein other than those otherwise described in this Section 2.1 and, to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Mortgagee to Mortgagor; PROVIDED, HOWEVER, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Mortgagor commences to cure such default promptly after receipt of notice thereof from Mortgagee, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional sixty (60) days.

     (d) Any representation or warranty made herein, in or in connection with any application or commitment relating to the loan evidenced by the Note, or in any of the other Loan Documents to Mortgagee by Mortgagor, by any principal, member or general partner in Mortgagor or by any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby is determined by Mortgagee to have been false or misleading in any material respect at the time made.

     (e) There shall be a sale, conveyance, disposition, alienation, hypothecation, leasing, assignment, pledge, mortgage, granting of a security interest in or other transfer or further encumbrancing of the Property, Mortgagor or its members, or any portion thereof or any interest therein, in violation of Section
1.13 hereof.

     (f) A default occurs under any of the other Loan Documents which has not been cured within any applicable grace or cure period therein provided.

     (g) Mortgagor, any principal or member of Mortgagor owning, directly or indirectly, twenty-five percent (25%) or more of the interests in Mortgagor, or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby becomes insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, shall voluntarily be adjudicated insolvent or bankrupt or shall admit in writing the inability to pay debts as they mature, shall petition or apply to any tribunal for or shall consent to or shall not contest the appointment of a receiver, trustee, custodian or similar officer for Mortgagor, for any such principal or member of Mortgagor or for any such indemnitor or guarantor or for a substantial part of the assets of Mortgagor, of any such principal or member of Mortgagor or of any such indemnitor or guarantor, or shall commence any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

     (h) A petition is filed or any case, proceeding or other action is commenced against Mortgagor, against any principal or member of Mortgagor owning, directly or indirectly, twenty-five percent (25%) or more of the interests in Mortgagor, or against any indemnitor or guarantor under any indemnity, or guaranty executed in connection with the loan secured hereby seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction, whether now or hereafter in effect, or a court of competent jurisdiction enters an order for relief against Mortgagor, against any principal or member of Mortgagor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Mortgagor, of any such principal or member of Mortgagor or of any such indemnitor or guarantor, a receiver, trustee, custodian or similar officer for Mortgagor, for any such principal or member of Mortgagor or for any such indemnitor or guarantor, or for any substantial part of any of the properties of Mortgagor, of any such principal or member of Mortgagor or of any such indemnitor or guarantor, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree shall not be dismissed within sixty
(60) days after being commenced.

     (i)   The  Property or any part thereof shall  be  taken  on
execution  or  other  process  of  law  in  any  action   against
Mortgagor.

     (j)   Mortgagor abandons all or a portion of the Property.

     (k) The holder of any lien or security interest on the Property (without implying the consent of Mortgagee to the existence or creation of any such lien or security interest), whether superior or subordinate to this Mortgage or any of the other Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

     (l) The Property, or any part thereof, is subjected to actual or threatened waste or to removal, demolition or material alteration so that the value of the Property is materially diminished thereby and Mortgagee determines (in its subjective determination) that it is not adequately protected from any loss, damage or risk associated therewith.

     (m) Any dissolution, termination, partial or complete liquidation, merger or consolidation of Mortgagor or any of its principals or members owning, directly or indirectly, twenty-five percent (25%) or more of the interests in Mortgagor.

     (n)   [RESERVED]

     (o) A default by Mortgagor occurs under the Ground Lease which default has not been cured within any applicable grace or cure period, if any, provided therein.

                           ARTICLE 3.
                            REMEDIES

     3.l. REMEDIES AVAILABLE. If there shall occur a default under this Mortgage, and such default has not been cured within any applicable grace or cure period, then this Mortgage is subject to foreclosure as provided by law and Mortgagee may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

     (a) ACCELERATION. Accelerate the maturity date of the Note and declare any or all of the indebtedness secured hereby to be immediately due and payable without any presentment, demand, protest, notice or action of any kind whatever (each of which is hereby expressly waived by Mortgagor), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.

     (b) ENTRY ON THE PROPERTY. Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law unless such notice and process is waivable, in which case Mortgagor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Mortgagee's judgment to preserve the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof and all sums expended by Mortgagee therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Mortgagee by Mortgagor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     (c) COLLECT RENTS AND PROFITS. With or without taking possession of the Property, sue or otherwise collect the Rents and Profits, including those past due and unpaid.

     (d) APPOINTMENT OF RECEIVER. Upon, or at any time prior or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Mortgagor and without regard to the adequacy of the Property for the repayment of the indebtedness secured hereby or the solvency of Mortgagor or any person or persons liable for the payment of the indebtedness secured hereby, and Mortgagor does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Mortgagee, but nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege Mortgagee may now have under the law to have a receiver appointed, PROVIDED, HOWEVER, that, the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Mortgagee to receive payment of the Rents and Profits pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in
Section 3.3 below. Such receivership shall, at the option of Mortgagee, continue until full payment of all of the indebtedness secured hereby or until title to the Property shall have passed by foreclosure sale under this Mortgage or deed in lieu of foreclosure.

     (e) FORECLOSURE. Immediately commence an action to foreclose this Mortgage or to specifically enforce its provisions or any of the indebtedness secured hereby pursuant to the statutes in such case made and provided and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Mortgagee.

     (1) In the event foreclosure proceedings are filed by Mortgagee, all expenses incident to such proceeding, including, but not limited to, attorneys' fees and costs, shall be paid by Mortgagor and secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The secured indebtedness and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate (as defined in the Note), any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), attorneys' fees and any other amounts due and unpaid to Mortgagee under the Loan Documents, may be bid by Mortgagee in the event of a foreclosure sale hereunder. In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Mortgagee or its assigns may become the purchaser of the Property or any part thereof.

     (2) Mortgagee may, by following the procedures and satisfying the requirements prescribed by applicable law, foreclose on only a portion of the Property and, in such event, said foreclosure shall not affect the lien of this Mortgage on the remaining portion of the Property foreclosed.

     (f)   OTHER.   Exercise any other right or remedy  available
hereunder, under any of the other Loan Documents or at law or in equity.

     3.2. APPLICATION OF PROCEEDS. To the fullest extent permitted by law, the proceeds of any sale under this Mortgage shall be applied to the extent funds are so available to the following items in such order as Mortgagee in its discretion may determine:

     (a) To payment of the costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Mortgagee's right and remedies hereunder and under the other Loan Documents, including, but not limited to, receivers' fees, court costs, attorneys', accountants', appraisers', managers' and other professional fees, title charges and transfer taxes or fees.

     (b) To payment of all sums expended by Mortgagee under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

     (c) To payment of the secured indebtedness and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Mortgagee chooses in its sole discretion.

           The  remainder,  if  any,  of  such  funds  shall   be
disbursed to Mortgagor or to the person or persons legally entitled thereto.

     3.3. RIGHT AND AUTHORITY OF RECEIVER OR MORTGAGEE IN THE EVENT OF DEFAULT; POWER OF ATTORNEY. Upon the occurrence of a default hereunder, which default is not cured within any applicable grace or cure period, and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Mortgagee's or the receiver's sole discretion, all at Mortgagor's expense, Mortgagee or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently, subject to the Ground
Lease: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Mortgagor and its agents, servants and employees wholly from the Property; (d) manage and operate the Property; (e) preserve and maintain the Property; (f) make repairs and alterations to the Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Mortgagee may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Mortgagee's sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Mortgagee may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Mortgagor as attorney-in-fact and agent of Mortgagor or in its own name as Mortgagee, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (1) collect and receive the Rents and Profits from the Property; (m) eject tenants or repossess personal property, as provided by law, for breaches of the conditions of their leases or other agreements; (n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Mortgagor or Mortgagee; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due;
(q) delegate or assign any and all rights and powers given to Mortgagee by this Mortgage; and (r) do any acts which Mortgagee in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Mortgagee may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Mortgage. This Mortgage shall constitute a direction to and full authority to any lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Mortgagor or Mortgagee, at the request of Mortgagee, to pay all amounts owing under any lease, contract, concession, license or other agreement to Mortgagee without proof of the default relied upon. Any such lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Mortgagor in so doing) any request, notice or demand by Mortgagee for the payment to Mortgagee of any Rents and Profits or other sums which may be or thereafter become due under its lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any default under this Mortgage or under any of the other Loan Documents has actually occurred  or  is then existing. Mortgagor hereby constitutes  and appoints Mortgagee, its assignees, successors, transferees and nominees, as Mortgagor's true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Mortgagor's name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any indebtedness secured hereby is outstanding. Any money advanced by Mortgagee in connection with any action taken under this
Section 3.3, together with interest thereon at the Default Interest Rate from the date of making such advancement by Mortgagee until actually paid by Mortgagor, shall be a demand obligation owing by Mortgagor to Mortgagee and shall be secured by this Mortgage and by every other instrument securing the secured indebtedness.

     3.4. OCCUPANCY AFTER FORECLOSURE. In the event there is a foreclosure sale hereunder and at the time of such sale, Mortgagor or Mortgagor's representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Mortgagor (except tenants of space in the Improvements subject to leases entered into prior to the date hereof),  are  occupying  or  using the  Property,  or  any  part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Mortgagee or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the county in which the Real Estate is located.

     3.5. NOTICE TO ACCOUNT DEBTORS. Mortgagee may, at any time after a default hereunder, which default is not cured within any applicable grace or cure period, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness to Mortgagor included in the Property to pay Mortgagee directly. Mortgagor shall at any time or from time to time upon the request of Mortgagee provide to Mortgagee a current list of all such account debtors and obligors and their addresses.

     3.6. CUMULATIVE REMEDIES. All remedies contained in this Mortgage are cumulative and Mortgagee shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Mortgagee and may be exercised in any order and as often as occasion therefor shall arise. No act of Mortgagee shall be construed as an election to proceed under any particular provisions of this Mortgage to the exclusion of any other provision of this Mortgage or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Mortgagee. No delay or failure by Mortgagee to exercise any right or remedy under this Mortgage shall be construed to be a waiver of that right or remedy or of any default hereunder. Mortgagee may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

     3.7. PAYMENT OF EXPENSES. Mortgagor shall pay on demand all of Mortgagee's expenses incurred in any efforts to enforce any terms of this Mortgage, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Mortgagee until actually paid by Mortgagor at the Default Interest Rate, and the same shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

                           ARTICLE 4.
               MISCELLANEOUS TERMS AND CONDITIONS

     4.1. TIME OF ESSENCE. Time is of the essence with respect to all provisions of this Mortgage.

     4.2. RELEASE OF MORTGAGE. If all of the secured indebtedness be paid, then and in that event only, all rights under this Mortgage shall terminate except for those provisions hereof which by their terms survive, and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by Mortgagee in due form upon Mortgagor's request and at Mortgagor's cost. No release of this Mortgage or the lien hereof shall be valid unless executed by Mortgagee.

     4.3. CERTAIN RIGHTS OF MORTGAGEE. Without affecting Mortgagor's liability for the payment of any of the indebtedness secured hereby, Mortgagee may from time to time and without notice to Mortgagor: (a) release any person liable for the payment of the indebtedness secured hereby; (b) extend or modify the terms of payment of the indebtedness secured hereby; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the indebtedness secured hereby; (d) recover any part of the Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; or (g) join in any extension agreement of this Mortgage or any agreement subordinating the lien hereof.

     4.4. WAIVER OF CERTAIN DEFENSES. No action for the enforcement of the lien hereof or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note or any of the other Loan Documents.

     4.5. NOTICES. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee at its address set forth on the first page of this Mortgage or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

     4.6. SUCCESSORS AND ASSIGNS. The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Mortgagor and the successors and assigns of Mortgagor, including all successors in interest of Mortgagor in and to all or any part of the Property, and shall inure to the benefit of Mortgagee, its directors, officers, shareholders, employees and agents and their respective successors and assigns and shall constitute covenants running with the land. All references in this Mortgage to Mortgagor or Mortgagee shall be deemed to include all such parties' successors and assigns, and the term "Mortgagee" as used herein shall also mean and refer to any lawful holder or owner, including pledgees and participants, of any of the indebtedness secured hereby. If Mortgagor consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of Mortgagor.

     4.7. SEVERABILITY. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

     4.8. GENDER. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

     4.9. WAIVER; DISCONTINUANCE OF PROCEEDINGS. Mortgagee may waive any single default by Mortgagor hereunder without waiving any other prior or subsequent default. Mortgagee may remedy any default by Mortgagor hereunder without waiving the default remedied. Neither the failure by Mortgagee to exercise, nor the delay by Mortgagee in exercising, any right, power or remedy upon any default by Mortgagor hereunder shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Mortgagee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance by Mortgagee of any payment in an amount less than the amount then due on any of the secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder. In case Mortgagee shall have proceeded to involve any right, remedy or recourse permitted hereunder or under the other Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the indebtedness secured hereby, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the same had never been involved.

     4.10. SECTION HEADINGS. The headings of the sections and paragraphs of this Mortgage are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

     4.11. GOVERNING LAW. This Mortgage will be governed by and construed in accordance with the laws of the State of New York, provided that to the extent that any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling; and provided further that the laws of the state in which the Real Estate is located shall govern as to the creation, priority and enforcement of liens and security interests in property located in such state.

     4.12. COUNTING OF DAYS. The term "days" when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Real Estate is located, the period shall be deemed to end on the next succeeding business day. The term "business day" when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

     4.13. RELATIONSHIP OF THE PARTIES. The relationship between Mortgagor and Mortgagee is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

     4.14. APPLICATION OF THE PROCEEDS OF THE NOTE. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Mortgagee at Mortgagor's request and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

     4.15. UNSECURED PORTION OF INDEBTEDNESS. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion there of which is unsecured by this Mortgage.

     4.16. CROSS  DEFAULT.   A  default  hereunder which has  not
been cured within any applicable grace or cure period shall be a default under each of the other Loan Documents.

     4.17. INTEREST AFTER SALE. In the event the Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (pursuant to the laws of the state in which the Property is located), bear interest at the Default Interest Rate.

     4.18. INCONSISTENCY WITH OTHER LOAN DOCUMENTS. In the event of any inconsistency between the provisions hereof and the provisions in any of the other Loan Documents, it is intended that the provisions selected by Mortgagee in its sole subjective discretion shall be controlling.

     4.19. CONSTRUCTION OF THIS DOCUMENT. This document may be construed as a mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

     4.20. NO MERGER. It is the desire and intention of the parties hereto that this Mortgage and the lien hereof do not merge in fee simple title to the Property. It is hereby understood and agreed that should Mortgagee acquire any additional or other interests in or to the Property or the ownership thereof, then, unless a contrary intent is manifested by Mortgagee as evidenced by an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in such other or additional interests in or to the Property, toward the end that this Mortgage may be foreclosed as if owned by a stranger to said other or additional interests.

     4.21. RIGHTS WITH RESPECT TO JUNIOR ENCUMBRANCES. Any person or entity purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Mortgagee to amend, modify, increase, vary, alter or supplement this Mortgage, the Note or any of the other Loan Documents and to extend the maturity date of the indebtedness secured hereby and to increase the amount of the indebtedness secured hereby and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the indebtedness secured hereby in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Mortgage losing its priority over the rights of any such junior lien.

     4.22. MORTGAGEE MAY FILE PROOFS OF CLAIM. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor or the principals or general partners in Mortgagor, or their respective creditors or property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the entire secured indebtedness at the date of the institution of such proceedings and for any additional amount which may become due and payable by Mortgagor hereunder after such date.

     4.23. FIXTURE FILING. This Mortgage shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to Mortgagor's interest in all goods constituting part of the Property which are or are to become fixtures.

     4.24. AFTER-ACQUIRED PROPERTY. All property acquired by Mortgagor after the date of this Mortgage which by the terms of this Mortgage shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Mortgagor and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Mortgage. Nevertheless, Mortgagor shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, security agreements, financing statements, assignments and assurances as Mortgagee shall require for accomplishing the purposes of this Mortgage.

     4.25. NO REPRESENTATION. By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Mortgagee pursuant to the Loan Documents, including, but not limited to, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Mortgagee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Mortgagee.

     4.26. COUNTERPARTS. This Mortgage may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Mortgage may be detached from any counterpart of this Mortgage without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Mortgage identical in form hereto but having attached to it one or more additional signature pages.

     4.27. PERSONAL  LIABILITY.    Notwithstanding  anything   to
the contrary contained in this Mortgage, the liability of Mortgagor for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the Loan Documents shall be limited as set forth in Section 1.05 of the Note; provided however that nothing herein shall be deemed to be a waiver of any right which Mortgagee may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured hereby or to require that all collateral shall continue to secure all indebtedness owing to Mortgagee in accordance with the Note, this Mortgage and the other Loan Documents.

     4.28. RECORDING AND FILING. Mortgagor will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Mortgagee shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Mortgagor shall reimburse Mortgagee, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Property.

     4.29. ENTIRE AGREEMENT AND MODIFICATIONS. This Mortgage and the other Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Mortgage and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

     4.30. MAXIMUM INTEREST. The provisions of this Mortgage and of all agreements between Mortgagor and Mortgagee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Mortgagee for the use, forbearance or retention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Mortgagor and Mortgagee shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then IPSO FACTO the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Mortgagee shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the
Note  in  the inverse order of its maturity (whether or not  then due) or at the option of Mortgagee be paid over to Mortgagor, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Mortgagee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of the Note so that the Interest thereon for such full period will not exceed the maximum amount permitted by applicable law. This paragraph will control all agreements between Mortgagor and Mortgagee.

     4.31. Intentionally Omitted.

     4.32. Intentionally Omitted.

     4.33. COOPERATION.

     (a) Mortgagor covenants and agrees that in the event Mortgagee decides to include the Loan as an asset of a secondary market transaction (a "Securitization"), Mortgagor shall, at Mortgagee's request, (a) meet with representatives of rating agencies to discuss the business and operations of the Property, and (b) cooperate, and cause its affiliates to cooperate, with the reasonable requests of rating agencies in connection with all of the foregoing, including, without limitation, delivering financial statements for Mortgagor and or its affiliates and such other information as may be requested by such rating agencies. Without limiting the foregoing, Mortgagor agrees that it will, and will cause its members and principals to, reasonably
cooperate   with  Mortgagee  in  the  Securitization,  including,
without limitation:

           (i)    subject  to  obtaining any approval required to
     be  obtained from the Commission, amending this Mortgage and
     the other Loan Documents,  and  executing  such   additional
     documents, as may be required by the rating agencies;

           (ii) modifying the Note to create multiple pari passu notes, PROVIDED that the longest final maturity of any such note shall not exceed ten (10) years, the weighted average amortization of the principal amount of the pari passu notes is not less than 30 years, and the weighted average coupon for the life of the pari passu notes is no higher than the Note Rate (as defined in the Note);

           (iii) providing such information as may be reasonably requested in connection with the preparation of a private placement memorandum or registration statement required to privately place or publicly distribute the securities under the Securitization in a manner which does not conflict with federal or state securities laws;

           (iv) causing to be rendered such customary opinion letters as may be requested by the rating agencies (including, but not limited to, a substantive non-consolidation opinion, an opinion letter from local real estate counsel to Mortgagor stating that the assignment of the Loan and the Loan Documents to the trustee under the Securitization is enforceable, and opinions with respect to the Property, Mortgagor and its affiliates);

           (v) making such customary representations and warranties with respect to Mortgagor and the Property as may be requested by the rating agencies, consistent with the facts covered by such representations and warranties as they exist on the date thereof (including, but not limited to, the representations and warranties made herein) which representations and warranties shall survive the closing of the Securitization;

           (vi) providing such updated third party reports and financial information regarding the Property and Mortgagor and its affiliates and expanded ongoing administration and reporting by the trust under the Securitization as may be requested by the rating agencies or potential investors in the securities or otherwise required in connection with the election by the trust of REMIC status;

           (vii)  obtaining  the   insurance   policies  required
     herein or otherwise required by the rating agencies in connection with the Securitization;

           (viii) amending Mortgagor's organizational documents and/or making such other changes to Mortgagor's structure as required by the rating agencies to the extent necessary to conform to customary requirements for single purpose bankruptcy remote entities in similar transactions;

           (ix) obtaining comfort letter (in customary form and containing customary exceptions) from a nationally recognized accounting firm in connection with financial information relating to Mortgagor and/or the Property and which, in connection with the Securitization, shall be
     represented   in   the  private  placement   memorandum   or
     prospectus; and

           (x) providing any indemnity required in connection with the Securitization.

Mortgagee shall reimburse Mortgagor for the actual, out-of-pocket, third-party costs and expenses incurred by Mortgagee in order to comply with this Section 4.33.

     (b) In addition, Mortgagee may elect to sell one or more participation interests (each, a "Participation") in the Note. In the event that Mortgagee notifies Mortgagor that the sale of a participation to another party is a desirable course of action, then Mortgagor shall cooperate with the Mortgagee in the preparation of any information reasonably necessary or incidental to such Participation with respect to the Property which is reasonably within the possession or control of Mortgagor or is obtainable by Mortgagor and shall in good faith enter into any amendments to the Note and/or the Loan Documents necessary to accomplish the Participation.

     4.34. CASINO CONTROL COMMISSION.

           Mortgagee shall not take any action under this Mortgage requiring under the New Jersey Casino Control Act (as from time to time amended) or any successor provision of law, and the regulations promulgated thereunder, would require the approval of the Commission, without soliciting the prior approval of the Commission; provided that if the Commission shall withhold or deny its approval, Mortgagee shall have the right to contest the Commission's decision.

     4.35. FURTHER STIPULATIONS. The additional covenants, agreements and provisions set forth in EXHIBIT C attached hereto, if any, shall be a part of this Mortgage and shall, in the event of any conflict between such further stipulations and any of the other provisions of this Mortgage, be deemed to control.

           IN  WITNESS  WHEREOF,  Mortgagor  has  executed   this
Mortgage as of the day and year first above written.

                         MORTGAGOR:

                         SHOWBOAT LAND, LLC
                         a Nevada limited liability company

                         By:  Showboat Operating Company,
                              a Nevada corporation, a member


                         By:  /s/ R. Craig Bird
                              R. Craig Bird, Executive Vice-
                              President
                              and Chief Financial Officer


                         By:  Showboat Land Holding Limited
                              Partnership,
                              a Nevada limited partnership, a
                              member

                         By:  Showboat Land Company, a Nevada
                              corporation,
                              its general partner


                         By:  /s/ R. Craig Bird
                              R. Craig Bird, Vice-
                              President/Finance

                         Acknowledgments





STATE OF NEW YORK )
                  ) SS.:
COUNTY OF NEW YORK)

     I certify that on January 23, 1998, R. Craig Bird personally came before me and this person acknowledged under oath, to my satisfaction, that:

     (a) this person, signed, sealed and delivered the attached document as Vice President/Finance of Showboat Land Company, a Nevada corporation, which is the general partner of Showboat Land Holding Limited Partnership, which is the member of Showboat Land, LLC, the Nevada limited liability company named in this document; and

     (b)  this document was signed and delivered by Showboat Land
Company, on behalf of Showboat Land, LLC, as its voluntary act and deed by virtue of authority from its Board of Directors.


                              /s/ Maria A. Vargas

                                  Notary Public

                                  MARIA A. VARGAS
                            Notary Public, State of New York
                                  No. 01VA5072319
                              Qualified in Kings County
                          Commission Expires January 27, 1999

STATE OF NEW YORK )
                  ) SS.:
COUNTY OF NEW YORK)


     I certify that on January 23, 1998, R. Craig Bird personally came before me and this person acknowledged under oath, to my satisfaction, that:

     (a) this person, signed, sealed and delivered the attached document as Executive Vice President and Chief Financial Officer of Showboat Operating Company, which is the member of Showboat Land, LLC, the Nevada limited liability company named in this document; and

     (b)  this  document  was signed and delivered  by  Showboat
Operating Company, on behalf of Showboat Land, LLC, as its voluntary act and deed by virtue of authority from its Board of Directors.

                               /s/ Maria A. Vargas

                                  Notary Public

                                  MARIA A. VARGAS
                            Notary Public, State of New York
                                  No. 01VA5072319
                              Qualified in Kings County
                          Commission Expires January 27, 1999

                         PROMISSORY NOTE

$100,000,000                                   Loan No. WLD540070
                                                 January 29, 1998

                                               New York, New York

      FOR VALUE RECEIVED, the undersigned, SHOWBOAT LAND, LLC, a Nevada limited liability company ("Borrower"), promises to pay to the order of COLUMN FINANCIAL, INC., a Delaware corporation ("Lender"), at the office of Lender at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326 or at such other place as Lender may designate to Borrower in writing from time to time, the principal sum of ONE HUNDRED MILLION and NO/100 DOLLARS ($100,000,000.00), together with interest on so much thereof as is from time to time outstanding and unpaid, from the date of the advance of the principal evidenced hereby, at the rate of seven and 9/100ths percent (7.09%) per annum (the "Note Rate"), in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private.

                   ARTICLE I - TERMS AND CONDITIONS

     1.01 PAYMENT OF PRINCIPAL AND INTEREST.

     (a) Said interest shall be computed hereunder based on a 365- or 366-day (as applicable) year and based on twelve (12) 30-day months for each full calendar month end on the actual number of days elapsed for any whole or partial month in which interest is being calculated. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to close of business. Payments in federal funds immediately available in the place designated for payment received by Lender prior to 3:00 p.m. local time on a day on which Lender is open for business at said place of payment shall be credited prior to close of business, while other payments received by Lender, so long as such are immediately available to Lender in federal funds in the place designated for payment, shall be credited on the first (1st) day thereafter on which Lender is open for business. Such principal and interest shall be payable in equal consecutive monthly installments of $671,357.80 each, beginning on (x) the first day of the second full calendar month following the date of this Note or (y) the first day of the first full calendar month following the date hereof in the event the advance of the principal amount evidenced by this Note is made on the first day of a calendar month, and continuing on the first day of each and every month thereafter through and including February 1, 2028 (the "Maturity Date"), at which time the entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon, shall be due and payable in full. Each such monthly installment shall be applied first to the payment of accrued interest and then to reduction of principal. If the funding of the principal amount evidenced by this Note is made on a date other than the first day of a calendar month, then Borrower shall pay to Lender contemporaneously with the execution hereof interest at the foregoing interest rate for a period from the date hereof through and including the last day of the calendar month in which such funding occurs.

      (b) From and after the first day of February, 2008 (the "Preferred Prepayment Date"), Borrower shall pay to Lender on the first day of each calendar month, in addition to all amounts payable under subsection (a) above, all funds on deposit in the Curtailment Reserve Sub-Account (as such term is defined in that certain Cash Management Agreement dated as of the date hereof between Borrower and Lender), to be applied in reduction of the outstanding principal balance of this Note.

      (c) From and after the Preferred Prepayment Date, the outstanding principal balance of this Note shall, in addition to interest at the Note Rate, accrue a second tranche of interest (the "Additional Interest") at a rate equal to the lesser of
(i) the positive excess (if any) of (A) the 20-Year Treasury Rate plus two percent (2.0%) per annum over (B) the Note Rate, and
(ii) five percent (5.0%) per annum. The term "20-Year Treasury Rate" shall mean the linearly interpolated implied yield for a U.S. Treasury obligation having a maturity corresponding to the Maturity Date using the yields for the most closely corresponding U.S. Treasury obligations with maturities longer and shorter than the Maturity Date; provided that if any U.S. Treasury obligation has a maturity that exactly corresponds to the Maturity Date, then the yield for that U.S. Treasury obligation shall be the 20-Year Treasury Rate. The yields used to calculate the 20-Year Treasury Rate shall be the yields on page C13 of the Government Section of Bloomberg News Service, or its successor, as of the Business Day immediately prior to the Preferred Prepayment Date. If no such rate or such statistical release is published, Lender shall select a comparable interest rate index which is readily available and verifiable to Borrower but is beyond Lender's control. The Additional Interest shall accrue on the outstanding principal balance of this Note from and after the Preferred Prepayment Date and shall be payable only after the outstanding principal balance of this Note shall have been paid in full.

     1.02 PREPAYMENT.

      (a) This Note may be prepaid in whole but not in part (except as otherwise specifically provided herein) at any time after the earlier of (1) the date of thirty-sixth (36th) monthly installment of principal and interest due hereunder and (2) if this Note and the Security Instrument become the subject of a securitization, the date that is the second anniversary of the closing of the securitization (in either ease, such date, the "Lock Out Expiration Date") provided (i) written notice of such prepayment is received by Lender not more than sixty (60) days and not less than thirty (30) days prior to the date of such prepayment, (ii) such prepayment is received on the first day of a calendar month (or, if such prepayment is not received on the first day of a calendar month, interest is paid through the last day of such calendar month) and is accompanied by all interest accrued hereunder and all other sums due hereunder or under the other Loan Documents, and (iii) if this Note is being prepaid prior to the Preferred Prepayment Date, Borrower shall have delivered to Lender cash, treasury notes or other substitute collateral acceptable to Lender sufficient, together with the prepayment, to pay all scheduled payments of principal and interest from and after the date of prepayment as and when due hereunder, including, without limitation, the outstanding principal balance hereof on the Preferred Prepayment Date (the "Defeasance Payment"). No Defeasance Payment or other prepayment fee or premium shall be due or payable in connection with any prepayment of the indebtedness evidenced by the Note resulting from application of insurance or condemnation proceeds as provided in the Security Instrument at any time during the loan term. With regard to any prepayment made hereunder, if the prior written notice required in (i) above has not been received by
Lender, the prepayment shall be increased by an amount equal to the lesser of (i) thirty (30) days' unearned interest computed on the outstanding principal balance of this Note so prepaid and
(ii) unearned interest computed on the outstanding principal balance of this Note so prepaid for the period from, and including, the date of prepayment through the Preferred Prepayment Date.

       (b) Partial prepayments of this Note shall not be permitted, except partial prepayments resulting from Lender applying insurance or condemnation proceeds to reduce the outstanding principal balance of this Note as provided in the Security Instrument, in which event no Defeasance Payment or
other   prepayment   fee  or  premium   shall   be    due.     No
notice of prepayment shall be required under the circumstance specified in the preceding sentence. No principal amount repaid may be reborrowed. Partial payments of principal shall be applied to the unpaid principal balance evidenced hereby but such application shall not reduce the amount of the fixed monthly installments required to be paid pursuant to
Section 1.01 above.

      (c) Except as otherwise expressly provided in Section 1.02(b) above, the Defeasance Payment provided above shall be due, to the extent permitted by applicable law, under any and all circumstances where all or any portion of this Note is paid prior to the Maturity Date, whether such prepayment is voluntary or involuntary, even if such prepayment results from Lender's exercise of its rights upon Borrower's default and acceleration of the maturity date of this Note (irrespective of whether foreclosure proceedings have been commenced), and shall be in addition to any other sums due hereunder or under any of the other Loan Documents. No tender of a prepayment of this Note with respect to which the Defeasance Payment is due shall be effective unless such prepayment is accompanied by the Defeasance Payment. If the indebtedness of this Note shall have been declared due and payable by Lender pursuant to Section 1.04 hereof due to a default by Borrower, then any tender of payment of such indebtedness made prior to the Lock Out Expiration Date must include a Defeasance Payment computed as provided in Section 1.02(a) above plus an additional prepayment fee of one percent (1%) of the principal balance of this Note.

      1.03 SECURITY. The indebtedness evidenced by this Note and the obligations created hereby are secured by that certain Mortgage and Security Agreement (the "Security Instrument") from Borrower to Lender, dated as of even date herewith concerning property located in Atlantic County, New Jersey (the "Property"). The Security Instrument together with this Note and all other documents to or of which Lender is a party or beneficiary now or hereafter evidencing, securing, guarantying, modifying or otherwise relating to the indebtedness evidenced hereby, are herein referred to collectively as the "Loan Documents." All of the terms and provisions of the Loan Documents are incorporated herein by reference. Some of the Loan Documents are to be filed for record on or about the date hereof in the appropriate public records.

     1.04 DEFAULT. It is hereby expressly agreed that should any default occur in the payment of principal or interest as stipulated above and such payment is not made within five (5) days of the date such payment is due (provided that no grace period is provided for the payment of principal and interest due on the Maturity Date), or should any other default occur under any of the Loan Documents which is not cured within any applicable grace or cure period, then a default shall exist hereunder, and in such event the indebtedness evidenced hereby, including all sums advanced or accrued hereunder or under any other Loan Document, and all unpaid interest accrued thereon, shall, at the option of Lender and without notice to Borrower, at once become due and payable and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated date of maturity. In the event that any payment is not received by Lender on the date when due (subject to the applicable grace period), then in addition to any default interest payments due hereunder, Borrower shall also pay to Lender a late charge in an amount equal to five percent (5.0%) of the amount of such overdue payment. So long as any default exists hereunder, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby, and at all times after maturity of the indebtedness evidenced hereby (whether by acceleration or otherwise), interest shall accrue on the outstanding principal balance of this Note at a rate per annum equal to four percent (4.0%) plus the interest rate which would be in effect hereunder absent such default or maturity, or if such increased rate of interest may not be collected under applicable law, then at the maximum rate of interest, if any, which may be collected from Borrower under applicable law (the "Default Interest Rate"), and such default interest shall be immediately due and payable. Borrower acknowledges that it would bc extremely difficult or impracticable to determine Lender's actual damages resulting from any late payment or default, and such late charges and default interest are reasonable estimates of those damages and do not constitute a penalty. The remedies of Lender in this Note or in the Loan Documents, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together in Lender's discretion. Time is of the essence of this Note. In the event this Note, or any part hereof, is collected by or through an attorney-at-law, Borrower agrees to pay all costs of collection including, but not limited to, reasonable attorney's fees.

      1.05 EXCULPATION. Notwithstanding anything in the Loan Documents to the contrary, but subject to the qualifications hereinbelow set forth, Lender agrees that (i) Borrower shall be liable upon the indebtedness evidenced hereby and for the other obligations arising under the Loan Documents to the full extent (but only to the extent) of the security therefor, the same being all properties (whether real or personal), rights, estates and interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents (collectively, the "Security Property"), (ii) if a default occurs in the timely and proper payment of all or any part of such indebtedness evidenced hereby or in the timely and proper performance of the other obligations of Borrower under the Loan Documents, any judicial proceedings brought by Lender
against   Borrower   shall  be  limited  to   the   preservation,
enforcement  and  foreclosure, or  any  thereof,  of  the  liens,
security   titles,  estates,  assignments,  rights  and  security
interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, and confirmation of any sale under power of sale, and no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Borrower other than the Security Property except with respect to the liability described below in this section, and (iii) in the event of a foreclosure of such liens, security titles, estates, assignments, rights or security interests securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, whether by judicial proceedings or exercise of power of sale, no judgment for any deficiency upon the indebtedness evidenced hereby shall be sought or obtained by Lender against Borrower, except with respect to the liability described below in
this  section;  provided,  however,  that,  notwithstanding   the
foregoing provisions of this section, Borrower shall be fully and personally liable and subject to legal action (a) for proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Security Property, to the full extent of such proceeds not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender, (b) for proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Security Property, or any of them, to the full extent of such proceeds or awards not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender, (c) for all tenant security deposits or other refundable deposits paid to or held by Borrower or any other person or entity in connection with leases of all or any portion of the Security Property which are not applied in accordance with the terms of the applicable lease or other agreement, (d) for rent and other payments received from tenants under leases of all or any portion of the Security Property paid more than one month in advance, (e) for rents, issues, profits and revenues of all or any portion of the Security Property which are not paid or remitted to the Central Account in accordance with the Cash Management Agreement being executed concurrently herewith between Lender and Borrower, (f) for damage to the Security Property as a result of the misconduct or negligence of Borrower or any of its principals, officers, members or affiliates, or any agent or employee of any such persons, or any removal of the Security Property in violation of the terms of thc Loan Documents, to the full extent of the losses or damages incurred by Lender on account of such damage or removal, (g) for failure to pay any valid taxes, assessments, mechanic's liens, materialmen's liens or other liens which could create liens on any portion of the Security Property which would be superior to the lien or security title of the Security Instrument or the other Loan Documents, to the full extent of the amount claimed by any such lien claimant,
(h) for all obligations and indemnities of Borrower under the Loan Documents relating to hazardous or toxic substances or compliance with environmental laws and regulations to thc full extent of any losses or damages (including those resulting from diminution in value of any Security Property) incurred by Lender as a result of the existence of such hazardous or toxic substances or failure to comply with environmental laws or
regulations,   and (i)  for  fraud  or material misrepresentation
by   Borrower    or    any    of    its    principals,   officers,
members   or  affiliates,  any  guarantor,   any   indemnitor   or
any   agent,    employee   or    other    person    authorized  or
apparently  authorized  to   make  statements  or  representations
on   behalf  of  Borrower,  any  principal,  officer,  member  or affiliate of Borrower, any guarantor or any indemnitor, to the full extent of any losses, damages and expenses of Lender on account thereof. References herein to particular sections of the Loan Documents shall be deemed references to such sections as affected by other provisions of the Loan Documents relating
thereto.   Nothing contained in this section shall (i) be  deemed
to be a release or impairment of the indebtedness evidenced by this Note or the other obligations of Borrower under the Loan Documents or the lien of the Loan Documents upon the Security
Property, or (ii) preclude Lender from foreclosing the Loan Documents in case of any default or from enforcing any of the other rights of Lender except as stated in this section, or
(iii) limit or impair in any way whatsoever the Environmental Indemnity Agreement or the Guaranty of Lease, both of even date, executed and delivered in connection with the indebtedness evidenced by this Note or release, relieve, reduce, waive or impair in any way whatsoever, any obligation of any party to such Environmental Indemnity Agreement or Guaranty of Lease.

                  ARTICLE II - GENERAL CONDITIONS

      2.01 NO WAIVER; AMENDMENT. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by any applicable laws; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part unless Lender agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

      2.02 WAIVERS. Presentment for payment, demand, protest and notice of demand, protest and nonpayment and all other notices are hereby waived by Borrower. Borrower hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note or the other Loan Documents.

      2.03 LIMIT OF VALIDITY. The provisions of this Note and of all agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Lender for the use, forbearance or retention of thc money loaned under this Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Borrower and Lender shall, at thc time performance or fulfillment of such provision shall be due, exceed thc limit for interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then IPSO FACTO the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under this Note in the inverse order of its maturity (whether or not then due) or at the option of Lender be paid over to Borrower, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of this Note so that the Interest thereof for such full period will not exceed the maximum amount permitted by applicable law. This Section 2.03 will control all agreements between Borrower and Lender.

     2.04 USE OF FUNDS. Borrower hereby warrants, represents and covenants that no funds disbursed hereunder shall be used for personal, family or household purposes.

      2.05 UNCONDITIONAL PAYMENT. Borrower is and shall be obligated to pay principal, interest and any and all other amounts which become payable hereunder or under the other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof (subject to the effects of general principles of equity), and such payment shall be immediately due and payable upon demand.

       2.06 MISCELLANEOUS. This Note shall be interpreted, construed and enforced according to the laws of the State of New York. The terms and provisions hereof shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. As used herein, the terms "Borrower" and "Lender" shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. If Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under this Note. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. Time is of the essence with respect to all provisions of this Note. This Note and the other Loan Documents contain the entire agreements between the parties hereto relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated.

                  [REST OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.



                        SHOWBOAT LAND, LLC,
                        a Nevada limited liability company

                        By:  Showboat Operating Company,
                             a Nevada corporation, a member


                        By:  /s/ R. Craig Bird
                             R. Craig Bird, Executive Vice-
                             President and Chief Financial
                             Officer


                        By:  Showboat Land Holding Limited
                             Partnership, a Nevada limited
                             partnership, a member

                        By:  Showboat Land Company, a Nevada
                             corporation, its general partner


                        By:  /s/ R. Craig Bird
                             R. Craig Bird, Vice-President/
                             Finance

                    CASH MANAGEMENT AGREEMENT

     THIS CASH MANAGEMENT AGREEMENT (this "AGREEMENT") is made as of the 29th day of January, 1998, by SHOWBOAT LAND, LLC ("MORTGAGOR"), whose address is 3720 Howard Hughes Parkway, Suite 200, Las Vegas, Nevada 89109 to COLUMN FINANCIAL, INC. ("MORTGAGEE"), whose address is 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326.

                            RECITALS:

     WHEREAS, Mortgagee has authorized a loan (hereinafter referred to as the "LOAN") to Mortgagor in the original principal amount of $100,000,000 (hereinafter referred to as the "LOAN AMOUNT"), which Loan is evidenced by that certain promissory note, dated the date hereof (hereinafter referred to as the "NOTE"), given by Mortgagor and secured by, among other things, that certain mortgage and security agreement dated the date hereof (hereinafter referred to as the "MORTGAGE"), encumbering certain real property described on EXHIBIT A attached hereto and made a part hereof;

     WHEREAS, in consideration of the Loan, Mortgagor has agreed to make payments in amounts sufficient to pay and redeem, and provide for the payment and redemption of the principal of, premium (if any) and interest on the Note when due;

     WHEREAS,   Mortgagor  agrees  and  acknowledges  that   this
Agreement is a material inducement to Mortgagee's making the Loan to Mortgagor;

     WHEREAS, Mortgagor and Mortgagee intend these recitals to be a material part of, and are hereby incorporated into, this Agreement; and

     WHEREAS, all things necessary to make this Agreement the valid and legally binding obligation of Mortgagor in accordance with its terms, for the uses and purposes herein set forth, have been done and performed.

     NOW THEREFORE, in consideration of Ten Dollars ($10.00), the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor covenants and agrees with and warrants to Mortgagee that the Recitals are true and correct and are incorporated herein by this reference and the parties further covenant and agree with and warrant as follows:

                     SECTION 1: DEFINITIONS

     For all purposes of this Agreement, except as otherwise expressly provided or unless the context clearly indicates a contrary intent:

     (1) the capitalized terms defined in this Section have the meanings assigned to them in this Section, and include the plural as well as the singular;

     (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

     (3) capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Mortgage; and

     (4) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

     "AFFILIATE" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

     "BANK" shall mean Banc One, or any successor bank hereafter selected by Mortgagee.

     "BUSINESS DAY" shall mean any day other than (a) a Saturday or Sunday, or (b) a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to be closed, or, at any time during which the Loan is an asset of a securitization, a day on which banking and savings and loan institutions in the cities, states and/or commonwealths in which the trustee and the servicer(s) under the securitization are located are authorized or obligated to be closed.

     "CENTRAL ACCOUNT" shall mean an Eligible Account, maintained at the Bank, in the name of Mortgagee or its successors or assigns (as secured party), as may be designated by Mortgagee, and established for the benefit of Mortgagee and Mortgagor.

     "CLOSING DATE" shall mean the date of the Note.

     "COLLECTION ACCOUNT" shall mean an account designated by Mortgagee, which shall be an Eligible Account, to which payments of secured indebtedness are transferred.

     "COMMITMENT"  shall  mean  a  written  commitment  for   the
refinancing of the Loan from an Institutional Mortgagee.

     "CONDEMNATION PROCEEDS" shall have the meaning set forth  in
SECTION 2.13(B) hereof.

     "CURRENT MONTH" shall have the meaning set forth in  SECTION
2.05 hereof.

     "CURTAILMENT PERIOD" shall mean (i) if Mortgagor fails to provide Mortgagee with a Commitment on or prior to the Refinance Notification Date, the period commencing on the Refinance Notification Date and ending on the date the secured indebtedness has been paid in full and (ii) if Mortgagor provides Mortgagee with a Commitment on or prior to the Refinance Notification Date and the Void Commitment Date occurs, the period commencing on the Void Commitment Date and ending on the date the secured indebtedness has been paid in full; provided, however, that if Mortgagor provides Mortgagee with a Commitment on or before the Refinance Notification Date and the Void Commitment Date does not occur, there shall be no Curtailment Period hereunder.

     "CURTAILMENT RESERVE SUB-ACCOUNT" shall mean the Sub-Account of the Central Account established pursuant to SECTION 2.02 hereof and maintained pursuant to SECTION 2.11 hereof for the purpose of holding certain Excess Property Income.

     "DEBT SERVICE" shall mean the amount of interest and principal payments due and payable in accordance with the Note during an applicable period.

     "DEBT  SERVICE  PAYMENT SUB-ACCOUNT"  shall  mean  the  Sub-
Account  of  the Central Account established pursuant to  SECTION
2.02 hereof and maintained pursuant to SECTION 2.07 hereof for the purposes of making Debt Service payments.

     "DEFAULT" shall mean any event that, with notice and/or the passage of time, would become a default under Section 2.1 of the Mortgage.

     "DEVELOPMENT LAWS" shall mean all applicable subdivision, zoning, environmental protection, wetlands protection, or land use laws or ordinances, and any and all applicable rules and regulations of any federal, state or local governmental authority or agency promulgated thereunder of related thereto.

     "ELIGIBLE ACCOUNT" shall mean a segregated account held by and at the Bank or an account that is either: (a) maintained with a depository institution or trust company the long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the long-term unsecured debt obligations of such holding company) have been rated by the Rating Agencies in one of their two highest rating categories or the short-term commercial paper of which is rated by the Rating Agencies in their highest rating category at the time of any deposit therein;
(b) an account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity provided that any such state chartered institution or trust company shall be subject to regulations regarding fiduciary funds on deposit substantially similar to federal regulation 12 CFR Section 910(b); or (c) such other account maintained at a bank; or institution having aggregate deposits in an amount not less than $100,000,000 and otherwise acceptable to Mortgagee. The title of each Eligible Account shall indicate that funds held therein are held in trust for the uses and purposes set forth herein.

     "ENGINEER"   shall   mean   any  independent   engineer   or
engineering firm reasonably approved by Mortgagee.

     "ENVIRONMENTAL LAWS" shall have the meaning set forth in the Mortgage.

     "EVENT  OF DEFAULT" shall mean (a) any default under Section
2.1 of the Mortgage, (b) any, failure of Mortgagor to cause sufficient funds to be deposited in the Central Account on any Payment Date to fund all of the Sub-Accounts pursuant to SECTION 2.05, which failure shall continue for five (5) days after such Payment Date and (c) any event specified as an "Event of Default" hereunder.

     "EXCESS PROPERTY INCOME" shall have the meaning set forth in
SECTION 2.05(C) hereof.

     "FISCAL YEAR" shall mean the twelve month period commencing on January 1 and ending on December 31 during each year of the term of this Agreement and the Mortgage, or such other fiscal year of Mortgagor as Mortgagor may select from time to time with the prior written consent of Mortgagee.

     "IMPROVEMENTS" shall have the meaning set forth in the granting clauses of the Mortgage.

     "INSTITUTIONAL  MORTGAGEE" shall mean any of  the  following
Persons: (a) any bank, savings and loan association, savings institution, trust company or national banking association, acting for its own account or in a fiduciary capacity, (b) any charitable foundation, (c) any insurance company or pension and/or annuity company, (d) any fraternal benefit society, (e) any pension. retirement or profit sharing trust or fund within the meaning of Title I of ERISA or for which any bank, trust company, national banking association or investment adviser registered under the Investment Advisers Act of 1940, as amended, is acting as trustee or agent, (f) any investment company or business development company, as defined in the Investment

Company Act of 1940, as amended, (g) any small business investment company licensed under the Small Business Investment Act of 1958, as amended, (h) any broker or dealer registered under the Securities and Exchange Act of 1934, or any investment adviser registered under the Investment Adviser Act of 1940, as amended, (i) any government, any public employees' pension or retirement system, or any other government agency supervising the investment of public funds, (j) any mortgage conduit which is in the business of originating loans for securitization in the capital markets, or (k) any other entity all of the equity owners of which are Institutional Mortgagees; provided that each of said Persons shall have net assets equal to or greater than $500,000,000, be in the business of making commercial mortgage loans, secured by properties of like type, size and value as the Property and have a long term credit rating which is not less than investment grade.

     "INSURANCE  PROCEEDS" shall have the meaning  set  forth  in
SECTION 2.13(A) hereof.

     "LEASE"  shall mean the ground lease of the Property,  dated
October  26,  1983,  between  Resorts  International,  Inc.   and
Atlantic City Showboat, Inc. (as successor by assignment to Ocean
Showboat, Inc.), as heretofore or hereafter amended.

     "LEGAL REQUIREMENT" shall mean, as to any Person, the certificate of incorporation and by-laws or other organization or governing documents of such Person, and any law, treaty, rule or regulation (including, without limitation, Environmental Laws, Development Laws, and Use Requirements) or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "LOAN" shall have the meaning set forth in the Recitals hereto.

     "LOAN AMOUNT" shall have the meaning set forth in the Recitals hereto.

     "LOAN DOCUMENTS" shall mean this Agreement, the Mortgage, the Note, the Assignment of Leases and Rents, and any and all other agreements, instruments, certificates or documents executed and delivered by Mortgagor or any Affiliate of Mortgagor in connection with the Loan.

     "LOSS  PROCEEDS" shall have the meaning set forth in SECTION
2.13(C) hereof.

     "MATURITY DATE" shall have the meaning set forth in the Note.

     "MORTGAGE" shall mean the Mortgage as originally executed or as it may hereafter from time to time be supplemented, amended, modified or extended by one or more indentures supplemental thereto.

     "MORTGAGEE" shall mean the Mortgagee named herein and its successors or assigns.

     "MORTGAGOR" shall mean Mortgagor named herein and any successor to the obligations of Mortgagor.

     "NOTE" shall have the meaning set forth in the recitals hereof.

     "PAYMENT DATE" shall mean, with respect to each month, the first (1st) calendar day in such month, or if such day is not a Business Day, the next following Business Day.

     "PERMITTED INVESTMENTS" shall mean any one or more of the following obligations or securities acquired at a purchase-price of not greater than par, including those issued by Mortgagee, its successors or assigns, or any of their respective Affiliates:

          (i) direct obligations of, or obligations fully guaranteed as to payment of principal and interest by, (a) the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America, or (b) FHLMC, FNMA, the Federal Farm Credit System or the Federal Home Loan Banks provided such obligations at the time of purchase or contractual commitment for purchase are qualified by the Rating Agencies as a Permitted Investment hereunder as evidenced in writing;

          (ii) fully FDIC-insured demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that the commercial paper and long-term unsecured debt obligations of such depository institution o trust company have the highest rating available for such securities by the Rating Agencies, or such lower rating as is consented to in writing by Mortgagee;

          (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) described in clause (ii) above;

          (iv) general obligations of or obligations guaranteed by any State of the United States or the District of Columbia receiving the highest long-term unsecured debt rating available for such securities by the Rating Agencies, or such lower rating as is consented to in writing by Mortgagee;

          (v) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof or the District of Columbia and is rated by the Rating Agencies in their highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment; PROVIDED, HOWEVER, that securities issued by any such corporation will not be Permitted Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Central Account to exceed 20% of the aggregate principal amount of all Permitted Investments held in the Central Account;

          (vi) commercial or finance company paper (including both non-interest-bearing discount obligations and interest g obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by the Rating Agencies in their highest short-term unsecured debt rating available at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by the Rating Agencies in their highest short-term and long-term unsecured debt ratings, or such lower rating as is consented to in writing by Mortgagee;

          (vii) guaranteed reinvestment agreements acceptable to the Rating Agencies issued by any bank, insurance company or other corporation rated in the highest long-term unsecured rating levels available to such issuers by the Rating Agencies throughout the duration of such agreements, or such lower rating as is consented to in writing by Mortgagee;

          (viii) units of taxable money market funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which funds have been designated in writing by the Rating Agencies as Permitted Investments with respect to this definition; and

          (ix)   any  other demand, money market or time deposit,
                 or any other obligation, security or investment,
                 that  may  be  consented   to  in   writing   by
                 Mortgagee;

PROVIDED, HOWEVER, that no instrument or security shall be a Permitted Investment if (y) such instrument or security evidences a right to receive only interest payments or (z) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

     "PERSON" shall mean any individual, corporation, partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

     "PREFERRED PREPAYMENT DATE" shall have the meaning set forth in the Note.

     "PRINCIPAL AMOUNT" shall mean the Loan Amount as such principal amount may be reduced from time to time pursuant to the terms of the Mortgage, the Note or the other Loan Documents.

     "PROPERTY" shall have the meaning set forth in the granting clauses of the Mortgage.

     "PROPERTY INCOME" shall mean, in each Fiscal Year or portion thereof during the term hereof, all revenue derived by Mortgagor arising from the Property including, without limitation, Rents and Profits (whether denominated as basic rent, additional rent, percentage rent, escalation payments, electrical payments or otherwise) and other fees and charges payable pursuant to the Lease or otherwise in connection with the Property, and rent insurance proceeds.

     "RATING AGENCY" shall mean any nationally recognized statistical agency selected by Mortgagee including, without limitation, Duff & Phelps Rating Co., Fitch Investors Service, Inc., Moody's Corporation, and/or Standard and Poor's Ratings Group, Inc., collectively, and any successor to any of them; provided, however, that at any time during which the Loan is an asset of a securitization or is otherwise an asset of any rated transaction, "Rating Agency" shall mean the rating agency or rating agencies that from time to time rate the securities, certificates or other instruments issued in connection with such securitization or other transaction.

     "REFINANCE NOTIFICATION DATE" shall mean the date that is six (6) months prior to the Preferred Prepayment Date.

     "RENTS AND PROFITS" shall have the meaning set forth in the granting clauses of the Mortgage.

     "REQUIRED DEBT SERVICE PAYMENT" shall mean, as of any Payment Date, the amount of interest and principal then due and payable pursuant to the Note, together with any other sums due thereunder, including, without limitation, any prepayments required to be made or for which notice has been given under this Mortgage, Default Rate Interest and premium, if any, made in accordance therewith.

     "SUB-ACCOUNTS" shall have the meaning set forth  in  SECTION
2.02 hereof.

     "TAKING" shall mean any condemnation or taking pursuant to the exercise of the power of eminent domain and any deed delivered in lieu thereof.

     "USE REQUIREMENTS" shall mean any all building codes, permits, certificates of occupancy or compliance, laws, regulations, or ordinances (including, without limitation, health, pollution, fire protection, medical and day-care facilities, waste product and sewage disposal regulations), declarations or other agreements affecting the use of the Property or any part thereof.

     "VOID  COMMITMENT DATE" shall mean the date,  if  any,  upon
which   the   Commitment  lapses,  terminates  or  is   otherwise
withdrawn.

               SECTION II: CENTRAL CASH MANAGEMENT

     Section 2.01. CASH FLOW. (a) Mortgagor hereby acknowledges and agrees that the Rents and Profits (which for the purposes of this SECTION 2.01 shall not include security deposits from the tenant under the Lease unless duly applied towards rental payments under the Lease) derived from the Property and all Loss Proceeds shall be allocated to the Sub-Accounts in the manner and priority set forth in SECTION 2.05 hereof. Mortgagor shall direct the tenant under the Lease to make all rental payments under the Lease directly to Mortgagee by wire transfer, cashier's check or money order made payable to Mortgagee or its successors and assigns and cause same to be deposited directly into the Central Account. Any Rents and Profits received by Mortgagor shall be deposited immediately in the Central Account.

     (b) Mortgagee may elect to change the financial institution in which the Central Account shall be maintained; PROVIDED, HOWEVER, Mortgagee shall give Mortgagor not fewer than ten (10) Business Days' prior notice of such change. All fees and charges of the bank in which the Central Account is located shall be paid by Mortgagor.

     Section 2.02. ESTABLISHMENT OF SUB-ACCOUNTS. Mortgagee has established, or caused to be established, the Central Account in the name of Mortgagee. The Central Account shall be under the sole dominion and control of Mortgagee. Mortgagor hereby irrevocably directs and authorizes Mortgagee to deposit into and withdraw funds from the Central Account, all in accordance with the terms and conditions of this Agreement. Mortgagor shall have no right of withdrawal from the Central Account. Each transfer of funds to be made hereunder shall be made only to the extent that funds are on deposit in the Central Account or the affected Sub-Account, and Mortgagee shall have no responsibility to make additional funds available in the event that funds on deposit are insufficient. The Central Account shall contain the Debt Service Payment Sub-Account and the Curtailment Reserve Sub-Account (to the extent applicable) (each a "SUB-ACCOUNT" and collectively, the "SUB-ACCOUNTS") to which certain funds shall be allocated and from which disbursements shall be made pursuant to the terms of this Agreement. Each Sub-Account shall be an Eligible Account.

     Section  2.03. PERMITTED  INVESTMENTS.    Upon  the  written
request of Mortgagor, Mortgagee shall direct the Bank to invest and reinvest any balance in the Central Account from time to time in Permitted

Investments as instructed by Mortgagor (which instruction may be made no more than one time per month), PROVIDED THAT (a) if Mortgagor fails to so instruct Mortgagee, or upon the occurrence of a Default or Event of Default, Mortgagee may direct the Bank to invest and reinvest such balance in Permitted Investments as Mortgagee shall determine in its sole discretion (and Mortgagee shall provide written notice to Mortgagor of Mortgagee's directions regarding Permitted Investments), (b) the maturities of the Permitted Investments on deposit in the Central Account shall, to the extent such dates are ascertainable, be selected and coordinated to become due not later than the day before any disbursements from the applicable Sub-Accounts must be made, (c) all such Permitted Investments shall be held in the name and be under the sole dominion and control of Mortgagee, and (d) no Permitted Investment shall be made unless Mortgagee shall retain a perfected first priority lien in such Permitted Investment securing the secured indebtedness and all filings and other actions necessary to ensure the validity, perfection, and priority of such lien have been taken. It is the intention of the parties hereto that the entire amounts deposited in the Central Account (or as much thereof as Mortgagee may reasonably arrange to invest) shall at all times be invested in Permitted Investments, and that the Central Account shall be a so-called "zero balance" account. All funds in the Central Account that are invested in a Permitted Investment are deemed to be held in the Central Account for all purposes of this Mortgage and the other Loan Documents. Mortgagee shall not have any liability for any loss in investments of funds in the Central Account that are invested in Permitted Investments whether Mortgagor or Mortgagee selected such Permitted Investment in accordance herewith and no such loss shall affect Mortgagor's obligation to fund, or liability for funding, the Central Account and each Sub-Account, as the case may be. Mortgagor agrees that Mortgagor shall include all such earnings on the Central Account as income of Mortgagor (and, if Mortgagor is a partnership or other pass-through entity, the partners, members or beneficiaries of Mortgagor, as the case may be) for federal and applicable state and local tax purposes. Mortgagor shall have no right whatsoever to direct the investment of the proceeds in the Collection Account.

     Section 2.04. INTEREST ON ACCOUNTS. All interest paid or other earnings on the Permitted Investments of funds deposited into the Central Account made hereunder shall be deposited into the Central Account.

     Section 2.05. MONTHLY FUNDING OF SUB-ACCOUNTS. (a) On the Payment Date of each month during the term of the Loan (each, a "Current Month"), commencing on the Payment Date of the second month after the month in which the Loan is initially funded, and Mortgagee shall allocate all funds transferred or deposited into the Central Account among the Sub-Accounts as follows and in the following priority:

          (i) first, to the Debt Service Payment Sub-Account, until an amount equal to the Required Debt Service Payment for the Payment Date occurring in such Current Month has been allocated to the Debt Service Payment Sub-Account; and

          (ii) second, with respect to any Current Month for which funds are to be allocated to the Curtailment Reserve Sub-Account pursuant to SECTION 2.11 hereof, all Excess Property Income shall be allocated to the Curtailment Reserve Sub-Account.

     (b) Provided that (i) no Event of Default has occurred and is continuing, and (ii) no Curtailment Period is in effect, Mortgagee agrees that in each Current Month any amounts deposited into or remaining in the Central Account after sufficient funds have been transferred to the Sub-Accounts in accordance with, and such funds have been allocated in the amounts set forth in, clauses (i) and (ii) above with respect to the Current Month and any periods prior thereto shall be disbursed by Mortgagee to Mortgagor on the Payment Date in such Current Month pursuant to the instructions set forth on SCHEDULE 1 attached hereto or any subsequent written instructions delivered to Mortgagee by Mortgagor.

     (c) As used herein, "EXCESS PROPERTY INCOME" means the amounts available in the Central Account in any Current Month after the allocation under clause (i) of subsection (a) above has been made.

     (d) After the occurrence and during the continuance of an Event of Default hereunder or under any other Loan Document, no funds held in the Central Account shall be distributed to Mortgagor, and Mortgagee shall have the right (without limitation to any other right or remedy of Mortgagee) to apply all or any portion of the funds held in such account to the secured indebtedness in Mortgagee's sole discretion.

     Section 2.06.  [Reserved]

     Section  2.07. DEBT SERVICE PAYMENT SUB-ACCOUNT.   On  each
Payment Date during the term of the Loan, Mortgagee shall transfer to the Collection Account, from the Debt Service Payment Sub-Account, an amount equal to the sum of (a) the Required Debt Service Payment for such Payment Date and (b) any amounts deposited into the Central Account that are either (i) Loss Proceeds that Mortgagee has elected to apply to reduce the secured indebtedness in accordance with the terms of SECTION 2.13 hereof or (ii) excess Loss Proceeds remaining after the completion of any restoration required hereunder.

     Section 2.08.  [Reserved]

     Section 2.09   [Reserved]

     Section 2.10.  [Reserved]

     Section 2.11. CURTAILMENT RESERVE SUB-ACCOUNT. During any Curtailment Period, on each and every Payment Date until the date on which all secured indebtedness has been paid in full,
Mortgagee shall allocate all Excess Property Income to the Curtailment Reserve Sub-Account in accordance with SECTION 2.05(A)(II). On each Payment Date during any Curtailment Period, Mortgagee shall transfer to the Collection Account an amount equal to the lesser of (a) the amount available in the Curtailment Reserve Sub-Account, and (b) the total secured indebtedness then outstanding under the Note and the other Loan Documents. At the end of any Curtailment Period, the balance in the Curtailment Reserve Sub-Account shall be promptly disbursed to Mortgagor.

     Section 2.12.  [Reserved]

     Section 2.13. LOSS PROCEEDS. (a) In the event of a casualty to the Property, unless Mortgagee elects, or is required pursuant to SECTION 1.9 of the Mortgage, to make all of the proceeds received by or on behalf of Mortgagor under the insurance policy required to be maintained by Mortgagor ("INSURANCE PROCEEDS") available to Mortgagor for restoration of the Property, Mortgagee and Mortgagor shall cause all such Insurance Proceeds to be paid by the insurer directly to the Central Account, whereupon Mortgagee shall, after deducting Mortgagee's costs of recovering and paying out such Insurance Proceeds, including without limitation, reasonable attorneys' fees, apply such Insurance Proceeds to reduce the secured indebtedness in accordance with the terms of the Note; PROVIDED, HOWEVER, that if Mortgagee elects, or is deemed to have elected, to make the Insurance Proceeds available for restoration of the Property, all Insurance Proceeds in respect of business interruption coverage shall be maintained in the Central Account, to be applied by Mortgagee in the same manner as Rents and Profits received from Mortgagor with respect to the operation of the Property; PROVIDED FURTHER, HOWEVER, that in the event that the Insurance Proceeds of such business interruption insurance policy are paid in a lump sum in advance, Mortgagee shall (i) hold such Insurance Proceeds in a segregated interest-bearing escrow account, which shall be an Eligible Account, (ii) estimate, in Mortgagee's reasonable discretion based upon a certification of an Engineer or independent, licensed architect, the number of months required for Mortgagor to restore the damage caused by the casualty, (iii) divide the aggregate business interruption Insurance Proceeds by such number of months, and (iv) disburse from such escrow account into the Central Account each month during the performance of such restoration such monthly installment of said Insurance Proceeds. In the event that Insurance Proceeds are to be applied toward restoration, Mortgagee shall hold such funds in a segregated bank account at the Bank, which shall be an Eligible Account, and shall disburse same in accordance with the provisions of SECTION 1.9 of the Mortgage.

     (b) In the event of a Taking of all or any portion of the Property, unless Mortgagee elects, or is required pursuant to
SECTION 1.9 of the Mortgage, to make all of the proceeds payable to Mortgagor in respect of such Taking (any such proceeds, "CONDEMNATION PROCEEDS") available to Mortgagor for restoration of the Property, Mortgagee and Mortgagor shall cause all such Condemnation Proceeds to be paid to the Central Account, whereupon Mortgagee shall, after deducting Mortgagee's costs of recovering and paying out such Condemnation Proceeds, including without limitation, reasonable attorneys' fees, apply same, by transferring such amounts to the Collection Account, to reduce the secured indebtedness in accordance with the terms of the Note; PROVIDED, HOWEVER, that any Condemnation Proceeds received by or on behalf of Mortgagor in connection with a temporary Taking shall be maintained in the Central Account, to be applied by Mortgagee in the same manner as Rents and Profits received from Manager with respect to the operation of the Property;
PROVIDED FURTHER, HOWEVER, that in the event that the Condemnation Proceeds of any such temporary Taking are paid in a lump sum in advance, Mortgagee shall (i) hold such Condemnation Proceeds in a segregated interest-bearing escrow account, which shall be an Eligible Account, (ii) estimate, in Mortgagee's reasonable discretion, the number of months that the Property shall be affected by such temporary Taking, (iii) divide the aggregate Condemnation Proceeds in connection with such temporary Taking by such number of months, and (iv) disburse from such escrow account into the Central Account each month during the pendency of such temporary Taking such monthly installment of said Condemnation Proceeds. In the event that Condemnation Proceeds are to be applied toward restoration, Mortgagee shall hold such funds in a segregated bank account at the Bank, which shall be an Eligible Account, and shall disburse same in accordance with the provisions of SECTION 1.9 of the Mortgage.

     (c) If any Insurance Proceeds or Condemnation Proceeds (collectively, "LOSS PROCEEDS") are received by Mortgagor, such Loss Proceeds shall be received in trust for Mortgagee, shall be segregated from other funds of Mortgagor, and shall be forthwith paid into the Central Account, or paid to Mortgagee to hold in a segregated account, in each case to be applied or disbursed in accordance with the foregoing. Any Loss Proceeds made available to Mortgagor for restoration in accordance herewith, to the extent not used by Mortgagor in connection with, or to the extent they exceed the cost of, such restoration, shall be deposited into the Central Account, whereupon Mortgagee shall apply the same to reduce the secured indebtedness in accordance with the terms of the Note.

                    SECTION 3:  MISCELLANEOUS

     Section 3.1. CUMULATIVE RIGHTS. The rights of Mortgagee under this Agreement shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others hereunder or under any other Loan Document. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled, subject to the terms of this

Agreement and the other Loan Documents, to every right and remedy now or hereafter afforded by law or in equity.

     Section 3.2. EXHIBITS INCORPORATED. The information set forth in the Exhibits annexed hereto is hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

     Section 3.3. SEVERABLE PROVISIONS. If any term, covenant or condition of the Loan Documents including, without limitation, the Note, the Mortgage or this Agreement, is held to be invalid, illegal or unenforceable in any respect, such Loan Document shall be construed without such provision.

     Section 3.4. DUPLICATE ORIGINALS. The Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

     Section 3.5. NO ORAL CHANGE. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     Section  3.6.  WAIVER  OF  COUNTERCLAIM.   Mortgagor  hereby
waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Mortgagee or its agents, and waives trial by jury in any action or proceeding brought by either party hereto against the other or in any counterclaim Mortgagor may be permitted to assert hereunder or which may be asserted by Mortgagee or its agents, against Mortgagor, or in any matters whatsoever arising out of or in any way connected with this Agreement or the secured indebtedness.

     Section 3.7. HEADINGS, ETC. The table of contents, headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     Section 3.8. SOLE DISCRETION OF MORTGAGEE. Whenever Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise specifically provided herein.

     Section 3.9. WAIVER OF NOTICE. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which the Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagor is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice.

     Section 3.10. COVENANTS RUN WITH THE LAND. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises, shall be binding upon Mortgagor and shall inure to the benefit of Mortgagee, subsequent holders of this Mortgage and their successors and assigns. Without limitation to any provision hereof, the term "Mortgagor" shall include and refer to the Mortgagor named herein, any subsequent owner of the Property, and its respective heirs, executors, legal representatives, successors and assigns.

     Section  3.11    APPLICABLE LAW.   This  Agreement  will  be
governed by and construed in accordance with the laws for the State of New York, provided that to the extent that any of such laws may now or hereafter be preempted by Federal law, such Federal law shall so govern and be controlling; and provided further that the laws of the state in which the Property is located shall govern as to the creation, priority and enforcement of liens and security interest in property located in such state.

     Section 3.12. REMEDIES OF MORTGAGOR. In the event that a claim or adjudication is made that Mortgagee has acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement, the Note, the Mortgage or the other Loan Documents, it has an obligation to act reasonably or promptly, Mortgagee shall not be liable for any monetary damages, and Mortgagor's remedies shall be limited to injunctive relief or declaratory judgment.

     Section 3.13. Offsets, Counterclaims and Defenses. Any assignee of the Mortgage, this Agreement, the Note or any other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to this Agreement, the Note, the Mortgage and such other Loan Documents which Mortgagor may otherwise have against any assignor of the Mortgage, this Agreement, the Note and such other Loan Documents and no such unrelated counterclaim or defense shall be interposed or asserted by Mortgagor in any action or proceeding brought by any such assignee upon the Mortgage, this Agreement, the Note or any other Loan Documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Mortgagor.

     Section 3.14.  WAIVER  OF  STATUTE   OF  LIMITATIONS.    The
pleadings of any statute of limitations as a defense to any and all obligations secured by this Agreement are hereby waived to the full extent permitted by law.

     Section 3.15. NO JOINT VENTURE OR PARTNERSHIP. Mortgagor and Mortgagee intend that the relationship created hereunder be solely that of mortgagor and mortgagee or borrower and lender, as the case may be. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Mortgagor and Mortgagee nor to grant Mortgagee any interest in the Property other than that of mortgagee or lender.

     Section 3.16. TIME OF THE ESSENCE. Time shall be of the essence in the performance of all obligations of Mortgagor hereunder.

     Section 3.17. NO RELEASE. No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Property or any part thereof or upon any other property of Mortgagor shall release any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired until all amounts due under the Note, the Mortgage and the other Loan Documents are paid in full.

     Section 3.18. MORTGAGOR'S OBLIGATIONS ABSOLUTE. Except as expressly set forth to the contrary in the Loan Documents, all sums payable by Mortgagor hereunder shall be paid without notice or demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged, or otherwise affected (except as expressly provided herein) by reason of: (a) any damage to or destruction of or any taking of the Property or any portion thereof; (b) any restriction or prevention of or interference with any use of the Property or any portion thereof; (c) any title defect or encumbrance or any eviction from the Property or any portion thereof by title paramount or otherwise; (d) any bankruptcy proceeding relating to Mortgagor, any general partner, member, or shareholder, or any guarantor or indemnitor, or any action taken with respect to this Mortgage or any other Loan Document by any trustee or receiver of Mortgagor or any such general partner, member, shareholder, guarantor or indemnitor, or by any court, in any such proceeding; (e) any claim which Mortgagor has or might have against Mortgagee; (f) any default or failure on the part of Mortgagee to perform or comply with any of the terms hereof or of any other agreement with Mortgagor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Mortgagor shall have notice or knowledge of any of the foregoing.

     Section 3.19 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. (a) MORTGAGOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVISE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, THE NOTE, THE MORTGAGE OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN NEW YORK COUNTY, NEW YORK, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURT, AND, (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF MORTGAGEE TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). MORTGAGOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT,
ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE MORTGAGOR AT THE ADDRESS FOR NOTICE SET FORTH IN THE MORTGAGE, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

     (b) MORTGAGOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVISE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE INDEBTEDNESS SECURED HEREBY OR ANY CONDUCT, ACT OR OMISSION OF MORTGAGEE OR MORTGAGOR OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH MORTGAGEE OR MORTGAGOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

     Section 3.20 EXCULPATION. Notwithstanding anything to the contrary contained herein, Mortgagor's liability hereunder shall be limited as set forth in Paragraph 13 of the Note.

     Section  3.21  AMENDMENT.    This   Agreement  may  not   be
modified, amended, supplemented, replaced or terminated except by a written agreement signed by Mortgagee and Mortgagor.

             [REST OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Mortgagor and Mortgagee have duly executed this Agreement the day and year first above written.

                         SHOWBOAT LAND, LLC,
                         a Nevada limited liability company

                         By:    Showboat Operating Company,
                                a Nevada corporation, a member


                         By:    /s/ R. Craig Bird
                                R. Craig Bird, Executive Vice-
                                President
                                and Chief Financial Officer


                         By:    Showboat Land Holding Limited
                                Partnership,
                                a Nevada limited partnership, a
                                member

                         By:    Showboat Land Company, a Nevada
                                corporation,
                                its general partner


                         By:    /s/ R. Craig Bird
                                R. Craig Bird, Vice-
                                President/Finance


                         COLUMN FINANCIAL, INC.


                         By:    /s/ Linda L. Keller
                         Name:  Linda L. Keller
                         Title: Assistant Vice President

                        GUARANTY OF LEASE

     This GUARANTY OF LEASE (the "Guaranty") is made and entered into by SHOWBOAT, INC., a Nevada corporation, having an office at 2800 Fremont Street, Las Vegas, Nevada 89104 ("Guarantor"), for the benefit of COLUMN FINANCIAL, INC., a Delaware corporation having an office at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326 ("Lender"). This Guaranty is made with reference to the following facts:

     A.   Sun International, as successor-in-interest to Resorts
International, Inc. ("Original Landlord"), and Atlantic City
Showboat, Inc. ("TENANT") are parties to the Lease (as hereinafter defined).

     B. Showboat Land LLC ("Landlord") is simultaneously herewith acquiring the fee interest in the real property that is the subject of the Lease (the "Premises") and acquiring the Original Landlord's interest under the Lease.

     C.   Guarantor owns or controls both Landlord and Tenant.

     D. Lender is simultaneously herewith making a loan in the original principal amount of $100 million to Landlord (the "Loan") to fund a portion of the purchase price of the Premises, which Loan will be secured by a mortgage on the Premises and an assignment of the Lease and the rents thereunder.

     E.   Guarantor acknowledges that the Loan will benefit
Guarantor as the beneficial owner of all of the outstanding interests of Landlord.

     F.   Lender would not make the Loan to Landlord unless
Guarantor executed this Guaranty. This Guaranty is therefore being delivered to Lender to induce Lender to make the Loan to Landlord.

     NOW, THEREFORE, in exchange for Ten Dollars ($10.00) and other good, adequate and valuable consideration, the receipt and sufficiency of which Guarantor acknowledges, and to induce Lender to make the Loan to Landlord, Guarantor agrees as follows:

     1. DEFINITIONS. For purposes of this Guaranty, the following terms shall be defined as follows. In addition, any terms defined in the Lease shall have the same meanings in this Guaranty, except to the extent that this Guaranty provides some other meaning(s) for such terms.

          1.1 "LEASE." The "Lease" means the Lease, dated on or about October 26, 1983, between Landlord's and Tenant's respective predecessor-in-interest, as it heretofore has been and hereafter may be amended from time to time. The term "Lease" shall also refer to: (a) any renewal, modification, option, extension or assignment of the Lease; and (b) Tenant's obligations relating to the Premises during any period when Tenant is occupying the Premises or any portion thereof either (i) as a "holdover tenant" or (ii) as a "statutory tenant" or under any other rent regulation, rent control, rent stabilization, mandatory arbitration or other statutory scheme regulating the landlord-tenant relationship (the parties recognizing, however, that none of the schemes referred to in this clause "ii" would presently apply to the Lease). If the Lease is terminated, then at Lender's option, notwithstanding such termination (and in the event of any subsequent reinstatement of the Lease), all Obligations under this

Guaranty shall be calculated and determined as if the Lease were still in effect. Any request by Landlord that Tenant vacate the Premises and surrender the Lease shall not affect the definition of "Lease" for all purposes of this Guaranty.

          1.2  "LEGAL COSTS."   Lender's "Legal Costs" means
Lender's actual reasonable attorneys' fees and expenses and costs incurred by Lender in any Proceeding with Guarantor or with Tenant on account of Tenant's breach of the Lease or Guarantor's breach of this Guaranty, provided that Lender prevails.

          1.3 "OBLIGATIONS." The "Obligations" shall mean all obligations of Tenant under the Lease to pay money, including without limitation: (a) the obligation to pay fixed rent; and (b) the obligation to make all payments required under the Lease on account of taxes and all other matters, and to make all payments required under the Environmental Indemnity Agreement, dated as of even date hereof, from Tenant and Landlord for the benefit of Lender.

          1.4   "PROCEEDING."   The term "Proceeding" means any
legal action, suit, arbitration hearing or proceeding arising out of, or relating to the interpretation or enforcement of, this Guaranty or the Lease, including a bankruptcy or similar proceeding affecting Tenant or Guarantor.

          1.5  "TENANT."   The term "Tenant" means: (a) Tenant as
defined above, acting on its own behalf, and its successors and assigns as tenant under the Lease, by sale, assignment or otherwise; (b) any estate created by the commencement of a bankruptcy or similar proceeding affecting Tenant; (c) any trustee, liquidator, sequestrator or receiver of Tenant or Tenant's property; and (d) any similar person or officer, appointed pursuant to any law governing any bankruptcy or insolvency proceeding or otherwise.

          1.6  "Landlord."  The term "Landlord" means the
Landlord named herein and its successors and assigns as landlord under the Lease, by sale, assignment, foreclosure or otherwise.

     2. GUARANTY OF OBLIGATIONS. Guarantor unconditionally and irrevocably guarantees Tenant's payment and performance of the Obligations when due, strictly in compliance with the Lease. If Tenant does not pay or perform any of the Obligation(s) when due, strictly in compliance with the Lease, then Guarantor shall pay or perform such Obligation(s). At Lender's option (whether or not Landlord has previously requested payment or performance of the Obligation(s) from Tenant) Lender may demand that Guarantor pay or perform any Obligation(s) without demanding that Tenant pay or perform same. Guarantor's liability under this Guaranty shall be primary and not secondary. Guarantor's liability under this Guaranty shall be in the full amount owed by Tenant on account of the Obligations, including any interest, default interest, costs and fees (including, without limitation, Legal Costs) with respect to the Obligations, including any of the foregoing that would have accrued but for the commencement of a bankruptcy, insolvency or similar proceeding affecting Tenant.

     3. NO OFFSET. Except to the extent, if any, that Lender agrees otherwise in writing, Guarantor's obligations under this Guaranty shall not be subject to offset, deduction, reduction, counterclaim, or defense of any kind, including without limitation on account of any offset, deduction, reduction, counterclaim, or defense arising or purportedly arising under the Lease or from the landlord-tenant relationship thereunder.

     4. CHANGES IN LEASE. Without notice to, or consent by, Guarantor, and in Landlord's sole and absolute discretion and without prejudice to Lender or in any way limiting or reducing Guarantor's liability under this Guaranty, Landlord may: (a) grant extensions of time, renewals or other indulgences or modifications to Tenant; (b) change, amend or modify the Lease; and (c) accept or make compositions or other arrangements or file or refrain from filing a claim in any bankruptcy or similar proceeding, and otherwise deal with Tenant and any other party related to the Lease as Landlord may determine in its sole and absolute discretion. Without limiting the generality of the foregoing, Guarantor's liability under this Guaranty shall continue even if Landlord alters any obligations under the Lease in any respect or if Landlord's remedies or rights against Tenant are in any way impaired or suspended with or without Guarantor's consent. If Landlord performs any of the actions described in this paragraph, then Guarantor's liability shall continue in full force and effect. Guarantor acknowledges that Guarantor is and will be in a position to know about and control any of the actions described in this paragraph.

     5. NATURE OF GUARANTY. Guarantor's liability under this Guaranty is a guaranty of payment of money only. This Guaranty is a guaranty of payment, not of collection. Guarantor's liability under this Guaranty is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Lease. Guarantor acknowledges that Guarantor is fully obligated under this Guaranty (with respect to the Obligations only) even if Tenant had no liability at the time of execution of the Lease or later ceases to be liable under the Lease, whether pursuant to bankruptcy or otherwise. Guarantor waives any right to compel Landlord to proceed first against Tenant or under the Lease, before proceeding against Guarantor. Guarantor agrees that if any of the Obligations are or become void or unenforceable, then Guarantor's liability under this Guaranty shall continue in full force with respect to all Obligations as if they were and continued to be legally enforceable.
Guarantor's liability under this Guaranty shall continue until the Loan has been satisfied in full.

     6.   EXTENSION, RENEWAL, ETC. OF LEASE.   This Guaranty
shall remain and continue in full force and effect notwithstanding any renewal, modification, option, extension or assignment of the Lease, whether or not separately consented to, acknowledged or confirmed by Guarantor. The definition of "Lease" shall include any such renewal, modification, option, extension or assignment of the Lease.

     7.   WAIVERS OF RIGHTS AND DEFENSES.   Guarantor waives any
right to require Landlord to proceed against Tenant or pursue any other right or remedy for Guarantor's benefit. Guarantor agrees that Lender may proceed against Guarantor with respect to the Obligations without taking any action against Tenant. Guarantor agrees that Landlord may unqualifiedly exercise in its sole discretion any or all rights and remedies available to it against Tenant without impairing Lender's rights and remedies in enforcing this Guaranty, under which Guarantor's liabilities shall remain independent and unconditional.

     8. ADDITIONAL WAIVERS. Guarantor waives diligence and all demands, protests, presentments and notices of every kind or nature, including notices of protest, dishonor, nonpayment, acceptance of this Guaranty and the creation, renewal, extension, modification or accrual of any of the Obligations. Guarantor further waives any right to plead any and all statutes of limitations as a defense to Guarantor's liability under this Guaranty or the enforcement of this Guaranty. No failure or delay on Lender's pan in exercising any power, right or privilege under this Guaranty shall impair or waive any such power, right or privilege. Guarantor irrevocably waives any right to trial by jury in any action, proceeding, counterclaim or other litigation arising out of or relating to this Guaranty, the enforcement of this Guaranty, or any actions of Lender in connection with or relating to the enforcement of this Guaranty.

     9. LANDLORD'S EXERCISE OF LEASE REMEDIES. The validity of this Guaranty and the obligations of Guarantor shall in no way be terminated, limited, affected or impaired by reason of Landlord's assertion against Tenant of any rights or remedies reserved to Landlord under the Lease or available with respect to the Lease under applicable law. Lender may enforce this Guaranty against Guarantor either before, after, in conjunction with, or independently of Landlord's assertion against Tenant of any remedies available under the Lease or with respect to the Lease under applicable law. Guarantor's primary personal liability for the Obligations shall not be limited, restricted, diminished, or reduced in any manner by the occurrence of any of the following:
(a) Tenant's departure from the Premises after such Obligations accrued; (b) Landlord's obtaining a judgment against Tenant for rent or use and occupancy payments, except to the extent that such judgment has actually been paid and such payment(s) are credited against the Obligations pursuant to this Guaranty; (c) any actions or inactions by Landlord in any Proceeding affecting Tenant or the Lease; or (d) Landlord's termination of the Lease or exercise of any other remedies under the Lease.

     10. TENANT'S FINANCIAL CONDITION. Guarantor represents that Guarantor is fully aware of the financial condition of Tenant. Guarantor delivers this Guaranty based solely upon Guarantor's own independent investigation and based in no part upon any representation or statement by Lender. Guarantor is not relying upon, nor expecting, Lender to furnish Guarantor with any information concerning the financial condition of Tenant.

     11. MERGER; NO CONDITIONS; AMENDMENTS. This Guaranty contains the entire agreement among the parties with respect to the matters set forth in this Guaranty. This Guaranty supersedes all prior agreements among the parties with respect to the matters set forth in this Guaranty. No course of prior dealings among the parties, no usage of trade, and no parole or extrinsic evidence of any nature shall be used to supplement, modify or vary any terms of this Guaranty. This Guaranty is unconditional. There are no unsatisfied conditions to the full effectiveness of this Guaranty. No terms or provisions of this Guaranty may be changed, waived, revoked or amended without Lender's prior written consent. If any court of competent jurisdiction determines that any provision of this Guaranty is unenforceable, then all other provisions of this Guaranty shall remain fully effective.

     12. INTERPRETATION. This Guaranty shall be governed under the law of the State of New York. The words "include" or "including" are intended to be interpreted as if followed in each case by the words "without limitation."

     13. LEGAL COSTS. In the event of any Proceeding between Guarantor and Lender including any Proceeding in which Lender enforces or attempts to enforce this Guaranty, Guarantor shall reimburse Lender for all Legal Costs of such Proceeding.

     14. COMMERCIAL TRANSACTION. Guarantor acknowledges that the Lease and this Guaranty are a commercial transaction, and that neither this Guaranty nor the Lease is entered into for personal, family, household or agricultural purposes.

     15. NO THIRD-PARTY BENEFICIARIES. This Guaranty is executed and delivered for the benefit of Lender and its heirs, successors and assigns, and is not intended to benefit any third party.

     16. NOTICES. All notices, requests and demands to be made under this Guaranty shall be given in writing to a party at its address set forth in the preamble and shall be delivered by hand against a signed receipt, by nationally recognized overnight courier or by certified or registered mail, postage prepaid, return receipt requested, and shall be deemed given on the date received or on the date that receipt is refused. Either party may change its address for notice by a notice given in accordance herewith.

     17. ACQUISITION. Guarantor is in the process of being acquired by Harrah's Entertainment, Inc. ("Harrah's"). In the event that the acquisition of Guarantor by Harrah's is consummated, at any time thereafter Guarantor may assign this Guaranty to Harrah's or any entity that is at least fifty percent (50%) beneficially owned by Harrah's having a net worth equal to or greater than Guarantor's net worth at such time and owning, directly or indirectly, at least fifty percent (50%) of the outstanding interests of Tenant (such entity, the "Successor Guarantor") provided that the Successor Guarantor agrees in writing to assume all of the Guarantor's obligations hereunder and to be bound by all of the terms, conditions and covenants contained in this Guaranty pertaining to the Guarantor.



             [REST OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the date indicated below.

                                    GUARANTOR

                                    SHOWBOAT, INC.

                                    By:   /s/ R. Craig Bird
                                    Its:  Executive Vice President
                                          and Chief Financial
                                          Officer
                                    Date: January 29, 1998

                ENVIRONMENTAL INDEMNITY AGREEMENT


          ENVIRONMENTAL INDEMNITY AGREEMENT (the "Agreement") made as of the 29th day of January, 1998 by SHOWBOAT LAND, LLC, a Nevada limited liability company, having an office at 3720 Howard Hughes Parkway, Suite 200, Las Vegas, Nevada 89109 ("Owner-Indemnitor"), and ATLANTIC CITY SHOWBOAT, INC., a New Jersey corporation, having an office at 801 Boardwalk, Atlantic City, New Jersey 08401 ("Tenant-Indemnitor"), in favor of COLUMN FINANCIAL, INC., a Delaware corporation, having an office at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326 ("Indemnitee") and other Indemnified Parties (as hereinafter defined).

                            RECITALS

          A. Owner-Indemnitor and Tenant-Indemnitor (together, "Indemnitors"), are, or will be, respectively, the fee owner of and the ground tenant (pursuant to that certain Lease Agreement, dated October 26, 1983, originally entered into between Resorts International, Inc. and Ocean Showboat, Inc., as amended) with respect to that certain real property located in the City of Atlantic City, County of Atlantic, and State of New Jersey, known as Atlantic City Showboat Hotel and Casino and more particularly described in Exhibit A attached hereto (said real property, together with any real property hereafter encumbered by the lien of the Security Instrument (defined below), being herein collectively referred to as the "Land"; the Land, together with Owner-Indemnitor's, title and interest in and to all structures, buildings and improvements now or hereafter located on the Land, being collectively referred to as the "Property").

          B. Indemnitee is prepared to make a loan (the "Loan") to Owner-Indemnitor in the principal amount of $100,000,000.00, to be evidenced by a certain promissory note of even date herewith in the principal amount of $100,000,000.00 made by Owner-Indemnitor to Indemnitee (the "Note") and secured by, among other things, a certain mortgage and security agreement given by Owner-Indemnitor to Indemnitee (the "Security Instrument") which will encumber the Property.

          C. Indemnitee is unwilling to make the Loan unless Owner-Indemnitor and Tenant-Indemnitor, jointly and severally, agree to provide the indemnification, representations, warranties, and covenants and other matters described in this Agreement for the benefit of Indemnified Parties.

                            AGREEMENT

          NOW THEREFORE, in consideration of the loan and the right to use the premises and Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner-Indemnitor and Tenant-Indemnitor hereby represent, warrant, covenant and agree for the benefit of Indemnified Parties as follows:

          1. ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. The Indemnitors represent and warrant that, to the best knowledge of
Indemnitors: (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, above, or under the Property, except those that are both (i) in compliance with all Environmental Laws (defined below) and with permits issued pursuant thereto, if applicable, and (ii) fully disclosed to Indemnitee in writing pursuant to the written report(s) resulting from the environmental assessment(s) of the Property delivered to Indemnitee (such report(s) are identified in Exhibit B attached hereto and are hereinafter referred to collectively as the "Environmental Report"); (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, above, under or from the Property except as described in the Environmental Report; (c) there is no threat of any Release of Hazardous Substances migrating to the Property except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property, except as described in the Environmental Report;
(e) Indemnitors do not know of, and neither of the Indemnitors has received, nor has knowledge of the receipt by any prior tenant of, any written or oral notice or other communication from any person or entity (including but not limited to a governmental entity) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Indemnitors have truthfully and fully provided to Indemnitee, in writing, any and all information relating to conditions in, on, above, under or from the Property that is known to Indemnitors or that is contained in files and records of the Indemnitors, including but not limited to any reports relating to Hazardous Substances in, on, above, under or from the Property and/or to the environmental condition of the Property.

          2. ENVIRONMENTAL COVENANTS. Indemnitors covenant and agree that: (a) all uses and operations on or of the Property, whether by Indemnitors or by any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, above, under or from the Property other than in compliance with all Environmental Laws; (c) there shall be no Hazardous Substances in, on, above or under the Property, except those that are in compliance with all Environmental Laws and with permits issued pursuant thereto; (d) Indemnitors shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Indemnitors or any other person or entity (the "Environmental Liens"); (e) Indemnitors shall, at their sole cost and expense, fully and expeditiously cooperate in all activities of Indemnified Parties pursuant to Section 3 hereof, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Indemnitors shall, at their sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written requests of Indemnitee (including but not limited to sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), and share with Indemnitee the reports and other results thereof, and Indemnitee and other Indemnified Parties shall be entitled to rely on such reports and other results thereof, provided that, so long as no Event of Default has occurred and is continuing, such requests by Indemnitee shall not be made more than once in any twelve (12) month period; (g) Indemnitors shall, at their sole cost and expense, comply with all reasonable written requests of Indemnitee to (i) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, above, under or from the Property; (ii) comply with any Environmental Law; (iii) comply with any directive from any governmental authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment;
(h) Indemnitors shall not do or allow any tenant or other user of the Property to do any act or thing that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), or constitutes a public or private nuisance; and (i) Indemnitors shall immediately notify Indemnitee in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, above, under, from or migrating towards the Property, (B) any non-compliance with any

Environmental Laws related in any way to the Property, (C) any actual or potential Environmental Lien, (D) any required or proposed Remediation of environmental conditions relating to the Property, and (E) any written or oral notice or other communication of which Indemnitors become aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Agreement, in each case of which either Indemnitor has knowledge or notice. Any failure of Indemnitors to perform their obligations pursuant to this Agreement shall constitute bad faith waste with respect to the Property.

          3. INDEMNIFIED PARTIES' RIGHTS/COOPERATION AND ACCESS. Indemnified Parties and any other person or entity designated by Indemnified Parties (including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant) shall have the right but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Indemnified Parties' sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Indemnitors shall cooperate with and provide access to Indemnified Parties and any such person or entity designated by Indemnified Parties. Indemnified Parties shall reasonably endeavor to minimize any interference to Indemnitors caused by Indemnified Parties' exercise of their rights under this Section 3.

          4. INDEMNIFICATION. Indemnitors covenant and agree, jointly and severally, at their sole cost and expense, to protect, defend, indemnify, release and hold harmless Indemnified Parties from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties (other than those Losses arising solely (i) from a state of facts that first came into existence after Indemnitee acquired title to the Property through foreclosure or a deed in lieu thereof or (ii) from the gross negligence of any Indemnified Parties) and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Substances in, on, above, or under the Property;
(b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; (c) any activity by one or both of the Indemnitors, any person or entity affiliated with one or both Indemnitors, and any other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located in, under, on or above the Property; (d) any activity by one or both of the Indemnitors, any person or entity affiliated with one or both of the Indemnitors, and any other user of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including but not limited to any failure by one or both of the Indemnitors, any person or entity affiliated with one or both of the Indemnitors, and any other user of the Property to comply with any order of any governmental authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Property, including but not limited to costs to investigate and assess such injury, destruction or loss; (i) any acts of one or both of the Indemnitors, any person or entity affiliated with one or both of the Indemnitors, and any other user of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances at any facility or incineration vessel containing such or similar Hazardous Substances; (j) any acts of one or both of the Indemnitors, any person or entity affiliated with one or both of the Indemnitors, and any other user of the Property in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property or other damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property; (1) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Agreement or Section 1.31 of the Security Instrument; and (m) any diminution in value of the Property in any way connected with any occurrence or other matter referred to in this Agreement.

          5. DUTY TO DEFEND AND ATTORNEYS' AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Indemnitors shall defend same (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of claim or proceeding; provided, however, that, unless any conflict of interest shall arise among the Indemnified Parties, the Indemnified Parties shall have the right to retain no more than one firm of attorneys to defend or assist them. Upon demand, Indemnitors shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

          6. DEFINITIONS. Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in the Security Instrument. As used in this Agreement, the following terms shall have the following meanings:

          The term "Hazardous Substances" includes but is not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials ("ACM"), polychlorinated biphenyls ("PCBs"), lead, radon, radioactive materials, flammables and explosives.

          The term "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, applicable to the Property and relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment.

The term "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like applicable to the Property and addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act (the "Clean Water Act"); the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act;
the Spill Compensation and Control Act; the Industrial Site Recovery Act; the Leaking Underground Storage Tank Act; and the River and Harbors Appropriation Act. The term "Environmental Law" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the Property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in the Property; imposing conditions or requirements in connection with permits or other authorization for lawful activity at or with respect to the Property; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property.

          The term "Release" with respect to any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

          The term "Remediation" includes but is not limited to any response, remedial, removal, or corrective action; any activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance; any actions to prevent, cure or mitigate any Release of any Hazardous Substance; any action to comply with any Environmental Laws or with any permits issued pursuant thereto; any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to herein and in
Section 1.31 of the Security Instrument.

          The term "Legal Action" means any claim, suit or proceeding, whether administrative or judicial in nature.

          The term "Indemnified Parties" includes Indemnitee, any person or entity who is or will have been involved in originating the Loan, any person or entity who is or will have been involved in servicing the Loan, any person or entity in whose name the encumbrance created by the Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan (including but not limited to those who may acquire any interest in mortgage pass-through certificates or other securities evidencing a beneficial interest in the Loan offered in a rated or unrated public offering or private investment ("Securities"), as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties), as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as part of or following foreclosure pursuant to the Loan) and including but not limited to any successors by merger, consolidation or acquisition of all or a substantial part of Indemnitee's assets and business.

          The term "Losses" includes any and all claims, suits, liabilities (including but not limited to strict liabilities), administrative or judicial actions or proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, costs of Remediation (whether or not performed voluntarily), judgments, awards, amounts paid in settlement, foreseeable and unforeseeable consequential damages, litigation costs, attorneys' fees and costs of diligence, engineers' fees, environmental consultants' fees, and investigation costs (including but not limited to costs for sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), of whatever kind or nature, and whether or not incurred in connection with any judicial or administrative proceedings.

          7. UNIMPAIRED LIABILITY. The liability of Indemnitors under this Agreement shall in no way be limited or impaired by, and Indemnitors hereby consent to and agree to be bound by, any amendment or modification of the provisions of the Note, the Security Instrument or any other document which evidences, secures or guarantees all or any portion of the Loan or executed and delivered in connection with the Loan (the "Other Security Documents") to or with Indemnitee by Indemnitor or any person who succeeds Indemnitor under any of such documents or as owner of the Property. In addition, the liability of Indemnitors under this Agreement shall in no way be limited or impaired by
(i) any extensions of time for performance required by the Note, the Security Instrument or any of the Other Security Documents,
(ii) any sale or transfer of all or part of the Property, (iii) except as provided herein, any exculpatory provision in the Note, the Security Instrument, or any of the Other Security Documents limiting Indemnitee's recourse to the Property or to any other security for the Note, or limiting Indemnitee's rights to a deficiency judgment against any Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by any Indemnitor under the Note, the Security Instrument or any of the Other Security Documents or herein, (v) the release of one or both Indemnitors or any other person from performance or
observance  of  any  of  the  agreements,  covenants,  terms   or
conditions contained in any of the Other Security Documents by operation of law, Indemnitee's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note, or (vii) Indemnitee's failure to record the
Security Instrument or file any UCC financing statements (or Indemnitee's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.

          8. ENFORCEMENT. (a) Indemnified Parties may enforce the obligations of the Indemnitors without first resorting to or exhausting any security or collateral or without first having recourse to the Note, the Security Instrument, or any Other Security Documents or any of the Property, through foreclosure proceedings or otherwise, provided, however, that nothing herein shall inhibit or prevent Indemnitee from suing on the Note, foreclosing, or exercising any power of sale under, the Security Instrument, or exercising any other rights and remedies thereunder. This Agreement is not collateral or security for the debt of Owner-Indemnitor pursuant to the Loan, unless Indemnitee expressly elects in writing to make this Agreement additional collateral or security for the debt of Owner-Indemnitor pursuant to the Loan, which Indemnitee is entitled to do in its sole and absolute discretion. It is not necessary for an event of default to have occurred pursuant to the Security Instrument for Indemnified Parties to exercise their rights pursuant to this Agreement. Notwithstanding any provision of the Security Instrument, the obligations pursuant to this Agreement are exceptions to any non-recourse or exculpation provision of the Security Instrument; Indemnitors are fully and personally, jointly and severally, liable for such obligations, and their liability is not limited to the original or amortized principal balance of the Loan or the value of the Property.

          (b) Notwithstanding anything to the contrary in this Agreement, it shall not be a default hereunder if an Indemnitor shall breach any of its covenants, or fail to perform its obligations, set forth in Section 2 hereof unless and until (i) an Indemnified Party shall have notified the Indemnitors that such breach or failure has occurred, and (ii) such breach or failure is not cured within thirty (30) days after the effective date of such notice, or, if such breach or default is not reasonably capable of being cured within such thirty (30) day period, Indemnitors do not commence to cure within such thirty
(30) day period and thereafter diligently pursue such cure to completion.

          9. SURVIVAL. The obligations and liabilities of Indemnitors under this Agreement shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Security Instrument.

          10. INTEREST. Any amounts payable to Indemnified Parties under this Agreement shall become immediately due and payable and, if not paid within thirty (30) days of written demand therefor, shall bear interest at a per annum rate equal to the lesser of (a) eleven and 9/100ths percent (11.09%) per annum or (b) the maximum interest rate which Indemnitors may by law pay or Indemnified Parties may charge and collect, from the date payment was due.

          11. WAIVERS. (a) Indemnitors hereby waive and relinquish (i) any right or claim of right to cause a marshalling of Indemnitors' assets or to cause Indemnitee or other Indemnified Parties to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitors; (ii) all rights and remedies accorded by applicable law to indemnitors or guarantors, except any rights of subrogation which Indemnitors may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Indemnitee or other Indemnified Parties; (iii) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Indemnitee or other Indemnified Parties; (iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and (vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, Indemnitors hereby agree to postpone the exercise of any rights of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full.

          (b)  INDEMNITORS  HEREBY WAIVE, TO THE  FULLEST  EXTENT
PERMITTED  BY  LAW,  THE RIGHT TO TRIAL BY JURY  IN  ANY  ACTION,
PROCEEDING

OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE SECURITY INSTRUMENT, THIS AGREEMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF ANY INDEMNIFIED PARTIES BY CONNECTION THEREWITH.

          12. SUBROGATION. Indemnitors shall take any and all reasonable actions, including institution of legal action against third-parties, necessary or appropriate to obtain reimbursement, payment or compensation from such persons responsible for the presence of any Hazardous Substances at, in, on, under or near the Property or otherwise obligated by law to bear the cost Indemnified Parties shall be and hereby are subrogated to all of Indemnitors' rights now or hereafter in such claims.

          13.  INDEMNITOR'S   REPRESENTATIONS   AND   WARRANTIES.
Indemnitors represent and warrant that:

               (a) each has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by each Indemnitor has been duly and validly authorized; and all requisite corporate action has been taken by each Indemnitor to make this Agreement valid and binding upon such Indemnitor, enforceable in accordance with its terms;

               (b)    each   Indemnitor's   execution   of,   and
      compliance with, this Agreement will not result in the breach of any term or provision of the charter or by-laws of that Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Indemnitor or the Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Indemnitor or the Property is subject;

               (c) there is no action, suit, proceeding or investigation pending or threatened against either Indemnitor which, either in any one instance or in the aggregate, that may result in any material adverse change in the business, operations, financial condition, properties or assets of either Indemnitor, or in any material impairment of the right or ability of either Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of either Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of each Indemnitor contemplated herein, or which would be likely to impair materially the ability of either Indemnitor to perform under the terms of this Agreement;

               (d)    Indemnitors do not believe, nor does either
      Indemnitor have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

               (e) no approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement; and

               (f) this Agreement constitutes a valid, legal and binding obligation of each Indemnitor, enforceable against it in accordance with the terms hereof, subject to general principles of equity and laws affecting the rights and remedies of debtors and creditors generally.

          14.  NO  WAIVER.  No  delay on any Indemnified  Party's
part in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

          15. NOTICE OF LEGAL ACTIONS. Each party hereto shall, within five (5) business days of receipt thereof, give written notice to the other party hereto of (i) any notice, advice or other communication from any governmental entity or any source whatsoever with respect to Hazardous Substances on, from or affecting the Property, and (ii) any Legal Action brought against such party or related to the Property, with respect to which Indemnitor may have liability under this Agreement. Such notice shall comply with the provisions of Section 19 hereof.

          16. BOOKS AND RECORDS. (a) Each Indemnitor shall keep adequate books and records of account in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Indemnitee in its sole discretion, consistently applied, and each Indemnitor shall furnish to Indemnitee:

               (i)    an annual balance sheet and profit and loss
          statement of such Indemnitor in the form required by Indemnitee, prepared and certified by such Indemnitor, or if required by Indemnitee, audited financial statements prepared by an independent certified public accountant acceptable to Indemnitee, within ninety (90) days after the close of each fiscal year of Indemnitor; and

               (ii) such other financial statements as may, from time to time, be required by Indemnitee.

          (b) Indemnitors shall furnish to Indemnitee and its agents convenient facilities for the examination and audit of any such books and records. Within a reasonable time after request by Indemnitee, each Indemnitor shall provide any other information with respect to the Property and the financial condition of such Indemnitor as Indemnitee may from time to time request.

          (c) To the extent that any of the above financial statements and/or records are prepared for an Indemnitor by an independent certified public accountant, such Indemnitor shall deliver copies of such certified financial statements and/or records to Indemnitee.

          17. EXAMINATION OF BOOKS AND RECORDS. Indemnitee and its accountants shall have the right to examine the records, books, management and other papers of each Indemnitor which reflect upon such Indemnitor's financial condition, at the Property or at any office regularly maintained by such Indemnitor where the books and records are located. Indemnified Parties and their accountants shall have the right to make copies and extracts from the foregoing records and other papers. In addition, Indemnified Parties and their accountants shall have the right to examine and audit the books and records of each Indemnitor pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of such Indemnitor where the books and records are located.

          18. TRANSFER OF LOAN. (a) Indemnitee may, at any time, sell, transfer or assign the Note, the Security Instrument, this Agreement and the Other Security Documents, any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement. Indemnitee may forward to each purchaser, transferee, assignee, servicer, participant, investor in such securities or any credit rating agency rating such securities (collectively, the "Investor") and each prospective Investor, all documents and information which Indemnitee now has or may hereafter acquire relating to Indemnitors and the Property, as Indemnitee determines necessary or desirable. Indemnitors shall furnish, and Indemnitors consent to Indemnitee furnishing, to such Investors or such prospective Investors any and all information concerning the financial condition of the Indemnitors and of the Property as may be requested by
Indemnitee, any Investor or any prospective Investor in connection with any sale, transfer or participation interest.

          (b)  Upon   any    transfer   or    proposed   transfer
contemplated above and by Section 4.33 of the Security Instrument, at Indemnitee's request, each or both Indemnitors shall provide an estoppel certificate to the Investor or any prospective Investor in such form, substance and detail as Indemnitee, such Investor or prospective Investor reasonably may require.

          19. NOTICES. (a) Any notice or communication in respect thereof will be sufficiently given to a party if in writing and delivered in person, sent by certified or registered mail (airmail if overseas) or the equivalent (with return receipt requested) or by overnight courier or given by facsimile transmission addressed to the party at its address or facsimile number provided for that purpose.

          (b) A notice or communication will be effective, if delivered by hand, sent by overnight courier or by facsimile transmission, on the day it is delivered (or if that day is not a day on which commercial banks are open for business in the city specified in the address for notice provided by the recipient (a "Local Banking Day"). or if delivered after 5:00 p.m. (recipient's local time) on a Local Banking Day, on the first following day that is a Local Banking Day), or, if sent by certified or registered mail (airmail if overseas) or the equivalent (return receipt requested), three Local Banking Days after dispatch if the recipient's address for notice is in the same country as the place of dispatch and otherwise seven Local Banking Days after dispatch (or, in either case, if delivered after 5:00 p.m. (recipient's local time) on a Local Banking Day, on the first following day that is a Local Banking Day).

          (c) Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

          20. JURISDICTION. Indemnitors covenant and agree (i) that in any action or proceeding brought by any Indemnified Party against an Indemnitor under this Agreement, the Supreme Court of the State of New York for the County of New York, or, in a case involving diversity of citizenship, the United States District Court for the Southern District of New York, shall have non exclusive jurisdiction over any such action or proceeding; (ii) that service of any summons and complaint or other process in any such action or proceeding may be made by registered or certified mail directed to Indemnitor to its address set forth on the first page of this Agreement; Indemnitors hereby waive personal service thereof; and (iii) that within thirty days after such mailing Indemnitor so served shall appear or answer to any summons and complaint or other process, and should Indemnitor so served fail to appear or answer within said thirty-day period, Indemnitor shall be deemed in default and judgment may be entered against the Indemnitor for the amount as demanded in any summons and complaint or other process so served.

          21. NO THIRD-PARTY BENEFICIARY. The terms of this Agreement are for the sole and exclusive protection and use of Indemnified Parties. No party shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the use and benefit of any such third party. It is agreed that those persons and entities included in the definition of Indemnified Parties are not such excluded third party beneficiaries.

          22. DUPLICATE ORIGINALS; COUNTERPARTS. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

          23. NO ORAL CHANGE. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any Indemnitor or any Indemnified Party, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          24. HEADINGS, ETC. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          25. NUMBER AND GENDER/SUCCESSORS AND ASSIGNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. Without limiting the effect of specific references in any provision of this Agreement, the term "Indemnitor" shall be deemed to refer to each and every person or entity comprising an Indemnitor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of an Indemnitor, all of whom shall be bound by the provisions of this Agreement, provided that no obligation of an Indemnitor may be assigned except with the written consent of Indemnitee, but provided further that if the interest of the Owner-Indemnitor or the Tenant-Indemnitor in the Property shall be transferred to another entity in accordance with the provisions of Section 1.13(c) or Section 1.12(d), respectively, of the Security Instrument, then the transferee of such interest shall be deemed and be an assign of the transferor and an Indemnitor hereunder and shall be bound by the provisions of this Agreement without obtaining the written consent of the Indemnitee. Each reference herein to Indemnitee shall be deemed to include its successors and assigns. This Agreement shall inure to the benefit of Indemnified Parties and their respective successors and assigns forever.

          26. JOINT AND SEVERAL LIABILITY. If any Indemnitor consists of more than one person or entity, the obligations and liabilities of each such person hereunder are joint and several. The obligations and liabilities of this Agreement are joint and several to Owner-Indemnitor and Tenant-Indemnitor.

          27. RELEASE OF LIABILITY. Any one or more parties liable upon or in respect of this Agreement may be released, or partially released, without affecting the liability of any party not so released.
          28. RIGHTS CUMULATIVE. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Indemnitee has under the Note, the Security Instrument, or the Other Security Documents or would otherwise have at law or in equity.

          29. INAPPLICABLE PROVISIONS. If any term, condition or covenant of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

          30. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York, without reference or giving effect to any choice of law doctrine, provided that to the extent that any of such laws may now or hereafter be preempted by Federal law, such Federal law shall so govern and be controlling.

              [REST OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, this Agreement has been executed by Owner-Indemnitor and Tenant-Indemnitor and is effective as of the day and year first above written.


                         SHOWBOAT LAND, LLC,
                         a Nevada limited liability company

                         By:    Showboat Operating Company,
                                a Nevada corporation, a member


                         By:    /s/ R. Craig Bird
                                R. Craig Bird, Executive Vice-
                                President
                                and Chief Financial Officer


                         By:    Showboat Land Holding Limited
                                Partnership,
                                a Nevada limited partnership, a
                                member

                         By:    Showboat Land Company, a Nevada
                                corporation,
                                its general partner


                         By:    /s/ R. Craig Bird
                                R. Craig Bird, Vice-
                                President/Finance


                         ATLANTIC CITY SHOWBOAT, INC.,
                         a Nevada corporation


                         By:    /s/ John N. Brewer
                         Name:  John N. Brewer
                         Title: Assistant Secretary

RECORD AND RETURN TO:

Latham & Watkins
885 Third Avenue, Suite 1000
New York, New York  10022-4802

Attention:  Mark M. Leskiw, L.A.


                 ASSIGNMENT OF LEASES AND RENTS


          THIS ASSIGNMENT OF LEASES AND RENTS (this
"Assignment"), made as of the 29th day of January, 1998, is by SHOWBOAT LAND, LLC, a Nevada limited liability company
("Assignor"), whose address is 3270 Howard Hughes Parkway, Suite
200, Las Vegas, Nevada 89109, in favor of Column Financial, Inc., a Delaware corporation ("Assignee"), whose address is 3414
Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326.


                      W I T N E S S E T H :

          THAT, WHEREAS, Assignor has executed a certain note dated of even date herewith (the "Note"), payable to the order of Assignee in the stated principal amount of One Hundred Million and 00/100 Dollars ($100,000,000.00); and

          WHEREAS, the Note is secured by that certain Mortgage and Security Agreement dated of even date herewith (the "Mortgage"), between Assignor, as mortgagor, and Assignee, as mortgagee, encumbering that certain real property, situated at 801 Boardwalk, Atlantic City, County of Atlantic, State of New Jersey, as more particularly described on EXHIBIT A attached hereto and incorporated herein by this reference, and all of Assignor's right, title and interest in and to all buildings and other improvements now or hereafter located thereon (collectively, the "Improvements") (said real property and the Improvements are hereinafter sometimes collectively referred to as the "Property"); and

          WHEREAS, Assignor is desirous of further securing to Assignee the performance of the terms, covenants and agreements hereof and of the Note, the Mortgage and each other document evidencing, securing, guaranteeing or otherwise relating to the indebtedness evidenced by the Note (the Note, the Mortgage and such other documents, as each of the foregoing may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the "Loan Documents").

          NOW, THEREFORE, in consideration of the mailing of the loan evidenced by the Note be Assignee to Assignor and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby irrevocably, absolutely and unconditionally transfer, sell, assign, pledge, deliver and convey to Assignee, its successors and assigns, all of the right, title and interest of Assignor in and to:

          (a) any and all leases, licenses, rental agreements and occupancy agreements of whatever form now or hereafter affecting all or any part of the Property, including, without limitation, the Ground Lease (as hereinafter defined), and any and all guarantees, extensions, renewals, replacements and modifications thereof (collectively, the "Leases"); and

          (b) all deposits (whether for security or otherwise), rents, issues, profits, revenues, royalties, accounts, rights, benefits and income of every nature of and from the Property, including, without limitation, minimum rents, additional rents, termination payments, forfeited security deposits, liquidated damages following default and all proceeds payable to Assignor (pursuant to the Ground Lease (as hereinafter defined) or otherwise) under any policy of insurance covering loss of rents resulting from untenantability due to destruction or damage to the Property, and all proceeds of and awards in condemnation payable to Assignor arising from the Property, together with the immediate and continuing right to collect and receive the same, whether now due or hereafter becoming due, and together with all rights and claims of any kind that Assignor may have against any tenant, lessee or licensee under the Leases or under law or equity as a result of their relationship as landlord and tenant, or against any other occupant of the Property (collectively, the "Rents").

          TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns.

          This Assignment is an absolute assignment to Assignee, and not an assignment as security for the performance of the obligations under the Loan Documents or any other indebtedness. This is an outright, immediate, continuing, and absolute assignment, and not a pledge or the passing of a security interest. Notwithstanding the foregoing, upon termination of this Assignment in accordance with Section 16 hereof, this Assignment shall become and be void and of no effect; but the affidavit of any officer of Assignee stating that any portion of the amount due under the Note or any other Loan Document is unpaid or any term of any of the Loan Documents is unperformed shall be and constitute PRIMA FACIE evidence of the validity, effectiveness and continuing force of this Assignment and any party may and is hereby authorized to rely thereon.

          IT IS AGREED that, notwithstanding that this instrument is a present, outright, immediate, continuing, absolute and executed assignment of the Rents and of the Leases and a present, outright, immediate, continuing, absolute and executed grant of the powers herein granted to Assignee, and not merely the collateral assignment of, or a grant of a lien or security, interest in, the Rents and Leases, Assignor is hereby permitted, at the sufferance of Assignee and at its discretion, and is hereby granted (not as a limitation or condition hereof, but as a personal covenant only to Assignor and its successors and not to any lessee or any other person) a revocable license by Assignee, to retain possession of the Leases and to collect and retain the
Rents  unless   and    until    there    shall    be    a  default
under  the   terms   of   any   of   the   Loan  Documents,
which default has not been cured within any applicable grace or cure period (including any applicable notice). In the event of such uncured default (any such uncured default, an "Event of Default"), the aforementioned license granted to Assignor shall automatically terminate without notice to Assignor, and Assignee may thereafter, without taking possession of the Property, take possession of the Leases and collect the Rents. Further, from and after such termination, Assignor shall be the agent of Assignee in collection of the Rents, and any Rents so collected by Assignor shall be held in trust by Assignor for the sole and exclusive benefit of Assignee and Assignor shall, within one (1) business day after receipt of any Rents, pay the same to Assignee to be applied by Assignee as hereinafter set forth. Furthermore, from and after such uncured default and termination of the aforementioned license, Assignee shall have the immediate and continuing power, right and authority, without any notice whatsoever to Assignor and without regard to the adequacy of the security therefor (but subject to (i) the terms and conditions of that certain Lease Agreement, dated October 26, 1983, between Resorts International, Inc. and Ocean Showboat, Inc., as such lease agreement has been amended to date (as so amended, the "Ground Lease") and (ii) the requirements of the New Jersey
Casino Control Commission (the "Commission")), to: (a) enter upon, take possession of, and manage and operate the Property, with full power to employ agents to manage the same, whether foreclosure of the Mortgage has been instituted or not and without applying for a receiver; (b) demand, collect, receive and sue for the Rents, including those past due and unpaid; and (c) do all acts relating to such management of the Property, including, but not limited to, negotiation of new Leases, making adjustments of existing Leases, contracting and paying for repairs and replacements to the Improvements and to the fixtures, equipment and personal property located in the Improvements or used in any way in the operation, use and occupancy of the Property as in the sole subjective judgment and discretion of Assignee may be necessary to maintain the same in a tenantable condition, purchasing and paying for such additional furniture and equipment as in the sole subjective judgment of Assignee may be necessary to maintain a proper rental income from the Property, employing necessary managers and other employees, purchasing fuel, providing utilities and paying for all other expenses incurred in the operation of the Property, maintaining adequate insurance coverage over hazards customarily insured against and paying the premiums therefor. Assignee may apply the Rents received by Assignee from the Property, after deducting the costs of collection thereof, including, without limitation, attorneys' fees and a management fee for any management agent so employed, against amounts expended for repairs, upkeep, maintenance, service, fuel, utilities, taxes, assessments, insurance premiums and such other expenses as Assignee incurs in connection with the operation of the Property and against interest, principal, required escrow deposits and other sums which have or which may become due, from time to time, under the terms of the Loan Documents, in such order or priority as to any of the items so mentioned as Assignee, in its sole subjective discretion, may determine. The exercise by Assignee of the rights granted Assignee in this paragraph, and the collection of the Rents and the application thereof as herein provided, shall not be considered a waiver by Assignee of any default under the Loan Documents or prevent foreclosure of any liens on the Property nor shall such exercise make Assignee liable under any of the Leases, Assignee hereby expressly reserving all of its rights and privileges under the Mortgage and the other Loan Documents as fully as though this Assignment had not been entered into.

          Without limiting the rights granted hereinabove, in the event Assignor shall fail to make any payment or to perform any act required under the terms hereof and such failure shall not be cured within any applicable grace or cure period (including any applicable notice), then Assignee may, but shall not be obligated to, without prior notice to or demand on Assignor, and without releasing Assignor from any obligation hereof, make or perform the same in such manner and to such extent as Assignee reasonably may deem necessary to protect the security hereof, including specifically, without limitation, appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of Assignee, performing or discharging any obligation, covenant or agreement of Assignor under any of the Leases, and, in exercising any of such powers, paying all necessary costs and expenses, employing counsel and incurring and paying attorneys' fees. Any sum advanced or paid by Assignee for any such purpose, including, without limitation, reasonable attorneys' fees, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date paid or advanced by Assignee until repaid by Assignor, shall immediately be due and payable to Assignee by Assignor on demand and shall be secured by the Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

          IT IS FURTHER AGREED that this Assignment is made upon the following terms, covenants and conditions:

     1. This Assignment shall not operate to place responsibility for the control, care, management or repair of the Property upon Assignee, nor for the performance of any of the terms and conditions of any of the Leases, nor shall it operate to make Assignee responsible or liable for any waste committed on the Property by the tenants or any other party or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property.
Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Property or from any other act or omission of Assignee in managing the Property except for such acts or omissions constituting gross negligence on the part of Assignee. Assignor shall and does hereby indemnify and hold Assignee harmless from and against any and all liability, loss, claim, demand or damage which may or might be incurred by reason of this Assignment, including, without limitation, claims or demands for security deposits from tenants of space in the Improvements deposited with Assignor, and from and against any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of the Leases. Should Assignee incur any liability by reason of this Assignment or in defense of any claim or demand for loss or damage as provided above, the amount thereof, including, without limitation, costs, expenses and attorneys' fees, together with interest thereof at the Default Interest Rate from the date paid or incurred by Assignee until repaid by Assignor, shall be immediately due and payable to Assignee by Assignor upon demand and shall be secured by the Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     2.   This Assignment shall not be construed as making
Assignee a mortgagee in possession.

     3. Assignee is obligated to account to Assignor only for such Rents as are actually collected or received by Assignee.

     4. Assignor hereby further presently and absolutely assigns to Assignee subject to the terms and provisions of this
Assignment: (a) any award or other payment which Assignor may hereafter become entitled to receive with respect to any of the Leases as a result of or pursuant to any bankruptcy, insolvency or reorganization or similar proceedings involving the tenants under such Leases; and (b) any and all payments made by or on behalf of any tenant of any part of the Property in lieu of Rent. Assignor hereby irrevocably appoints Assignee as its attorney-in-fact to, from and after the occurrence of a default by Assignor hereunder or under any of the other Loan Documents which has not been cured within any applicable grace or cure period, appear in any such proceeding and to collect any such award or payment, which power of attorney is coupled with an interest by virtue of this Assignment and is irrevocable so long as any sums are outstanding under the loan evidenced by the Note.

     5. Assignor represents, warrants and covenants to and for the benefit of Assignee: (a) that Assignor now is (or with respect to any Leases not yet in existence, will be immediately upon the execution thereof) the absolute owner of the landlord's interest in the Leases, with full right and title to assign the same and the Rents due or to become due thereunder; (b) that, other than this Assignment and those assignments, if any, specifically permitted in the Mortgage, there are no outstanding assignments of the Leases or Rents; (c) that no Rents have been anticipated, discounted, released, waived, compromised or otherwise discharged except for prepayment of rent of not more than one (1) month prior to the accrual thereof; (d) that there are no material defaults now existing under any of the Leases by the landlord or tenant, and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases by the landlord or tenant, except as disclosed in writing to Assignee; (e) that Assignor has and shall duly and punctually observe and perform all covenants, conditions and agreements in the Leases on the part of the landlord to be observed and performed thereunder and
(f) the Leases are in full force and effect and are the valid and binding obligations of Assignor, and, to the knowledge of Assignor, are the valid and binding obligations of the tenants thereto.

     6. Assignor covenants and agrees that Assignor shall not, without the prior written consent of Assignee, except as expressly required by the Commission: (a) exclusive of security deposits, accept any payment of Rent or installments of Rent for more than one month in advance; (b) enter into any Lease having a term of less than six (6) months or in excess of two (2) years;
(c) cancel or terminate any Lease (other than for non-payment of Rent or any other material default thereunder) or amend or modify any Lease; (d) take or omit to take any action or exercise any right or option which would permit the tenant under any Lease to cancel or terminate said Lease; (e) anticipate, discount, release, waive, compromise or otherwise discharge any Rents payable or other obligations under the Leases; (f) further pledge, transfer, mortgage or otherwise encumber or assign the Leases or future payments of Rents except as otherwise expressly permitted by the terms of the Mortgage or incur any material indebtedness, liability or other obligation to any tenant, lessee or licensee under the Leases; or (g) permit any Lease to become subordinate to any lien, except to the extent that such may occur without Assignor's consent under the terms of such Lease; provided, however, that Assignor may take any of the actions described in subsection (c) or (e) above so long as such actions are taken by Assignor in the ordinary course of business and are consistent with sound customary leasing and management practices for similar properties.

     7. Assignor covenants and agrees that Assignor shall, at its sole cost and expense, appear in and defend any action or proceeding arising under, growing out of, or in any manner connected with the Leases or the obligations, duties or liabilities of the landlord or tenant thereunder, and shall pay on demand all costs and expenses, including, without limitation, attorneys' fees, which Assignee may incur in connection with Assignee's appearance, voluntary or otherwise, in any such action or proceeding, together with interest thereon at the Default Interest Rate from the date incurred by Assignee until repaid by Assignor.

     8. At any time after the occurrence of an Event of Default, Assignee may, at its option, notify any tenants or other parties of the existence of this Assignment, Assignor does hereby specifically authorize, instruct and direct each and every present and future tenant, lessee and licensee of the whole or any part of the Property to pay all unpaid and future Rents to Assignee upon receipt of demand from Assignee to so pay the same and Assignor hereby agrees that each such present and future tenant, lessee and licensee may rely upon such written demand from Assignee to so pay said Rents without any inquiry into whether there exists a default hereunder or under the other Loan Documents or whether Assignee is otherwise entitled to said Rents. Assignor hereby waives any right, claim or demand which Assignor may now or hereafter have against any present or future tenant, lessee or licensee by reason of such payment of Rents to Assignee, and any such payment shall discharge such tenant's, lessee's or licensee's obligation to make such payment to Assignor.

     9. Assignee may take or release any security for the indebtedness evidenced by the Note, may release any party primarily or secondarily liable for the indebtedness evidenced by the Note, may grant extensions, renewals or indulgences with respect to the indebtedness evidenced by the Note and may apply any other security therefor held by it to the satisfaction of any indebtedness evidenced by the Note without prejudice to any of its rights hereunder.

     10. The acceptance of this Assignment and the collection of the Rents in the event Assignor's license terminates, as referred to above, shall be without prejudice to Assignee. The rights of Assignee hereunder are cumulative and concurrent, may be pursued separately, successively or together and may be exercised as often as occasion therefor shall arise, it being agreed by Assignor that the exercise of any one or more of the rights provided for herein shall not be construed as a waiver of any of the other rights or remedies of Assignee, at law or in equity or otherwise, so long as any obligation under the Loan Documents remains unsatisfied.

     11. All rights of Assignee hereunder shall inure to the benefit of its successors and assigns; and all obligations of Assignor shall bind its successors and assigns and any subsequent owner of the Property. All rights of Assignee in, to and under this Assignment shall pass to and may be exercised by any assignee of such rights of Assignee. Assignor hereby agrees that if Assignee gives notice to Assignor of an assignment of said rights, upon such notice the liability of Assignor to the assignee of the Assignee shall be immediate and absolute. Assignor will not set up any claim against Assignee or any intervening assignee as a defense, counterclaim or set-off to any action brought by Assignee or any intervening assignee for any amounts due hereunder or for possession of or the exercise of rights with respect to the Leases or the Rents.

     12. It shall be a default hereunder (a) if any representation or warranty made herein by Assignor is determined by Assignee to have been false or misleading in any material respect at the time made; or (b) upon any failure by Assignor to comply with the provisions of Paragraph 6 above; or (c) upon any failure by Assignor in the performance or observance of any other covenant or condition hereof and, to the extent such failure described in this subsection (c) is susceptible of being cured, the continuance of such failure for thirty (30) days after written notice thereof from Assignee to Assignor, PROVIDED, HOWEVER, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Assignor commences to cure such default promptly after receipt of notice thereof from Assignee, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional sixty (60) days. Any such default not so cured shall be a default under each of the other Loan Documents, entitling Assignee to exercise any or all rights and remedies available to Assignee under the terms hereof or of any or all of the other Loan Documents, and any default under any other Loan Document which is not cured within any applicable grace or cure period shall be deemed a default hereunder subject to no grace or cure period, entitling Assignee to exercise any or all rights provided for herein.

     13. Failure by Assignee to exercise any right which it may have hereunder shall not be deemed a waiver thereof unless so agreed in writing by Assignee, and the waiver by Assignee of any default hereunder shall not constitute a continuing waiver or a waiver of any other default or of the same default on any future occasion. No collection by Assignee of any Rents pursuant to this Assignment shall constitute or result in a waiver of any default then existing hereunder or under any of the other Loan Documents.

     14. If any provision under this Assignment or the application thereof to any entity, person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Assignment and the application of the provisions hereof to other entities, persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     15. This Assignment may not be amended, modified or otherwise changed except by a written instrument duly executed by Assignor and Assignee.

     16. This Assignment shall be in full force and effect continuously from the date hereof to and until the Mortgage shall be released of record, and the release of the Mortgage shall, for all purposes, automatically terminate this Assignment and render this Assignment null and void and of no effect whatsoever.

     17. In case of a conflict between any provision of this Assignment and any provision of the other Loan Documents, the provision selected by Assignee in its sole subjective discretion shall prevail and be controlling.

     18. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be given and become effective as provided in the Mortgage.

     19. This Assignment shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling; and provided further that the laws of the state in which the real property on EXHIBIT "A" attached hereto is located shall govern as to the creation, priority and enforcement of liens and security interests on and in property located in such state.

     20. This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Assignment may be detached from any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Assignment identical in form hereto but having attached to it one or more additional signature pages.

     21. In addition to, but not in lieu of, any other rights hereunder, Assignee shall have the right to institute suit and obtain a protective or mandatory injunction against Assignor to prevent a breach or default, or to enforce the observance, of the agreements, covenants, terms and conditions contained herein, as well as the right to damages occasioned by any breach or default by Assignor.

     22. This Assignment shall continue and remain in full force and effect during any period of foreclosure with respect to the Property.

     23. Assignor hereby covenants and agrees that Assignee shall be entitled to all of the rights, remedies and benefits available by statute, at law, in equity or as a matter of practice for the enforcement and perfection of the intents and purposes hereof.
Assignee shall, as a matter of absolute right, be entitled, upon application to a court of applicable jurisdiction, to the appointment of a receiver to obtain and secure the rights of Assignee hereunder and the benefits intended to be provided to Assignee hereunder.

     24. Notwithstanding anything to the contrary contained in this Assignment, the liability of Assignor and its members for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the Loan Documents shall be limited as set forth in Section
1.05 of the Note.


             [REST OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, Assignor has executed this
Assignment as of the day and year first above written.

                            SHOWBOAT LAND, LLC
                            a Nevada limited liability company

                            By: Showboat Operating Company,
                                a Nevada corporation, a member


                            By: /s/ R. Craig Bird
                                R. Craig Bird, Executive Vice-
                                President  and  Chief
                                Financial Officer


                            By: Showboat Land Holding Limited
                                Partnership,
                                a Nevada limited partnership,
                                a member

                            By: Showboat Land Company, a
                                Nevada corporation, its
                                general partner


                            By: /s/ R. Craig Bird
                                R. Craig Bird, Vice-
                                President/Finance

STATE OF NEW YORK    )
                     ) SS.:
COUNTY OF NEW YORK   )

     I certify that on January 23, 1998, R. Craig Bird personally came before me and this person acknowledged under oath, to my satisfaction, that:

     (a) this person signed, sealed and delivered the attached document as Executive Vice President and Chief Financial Officer of Showboat Operating Company, which is the member of Showboat Land, LLC, the Nevada limited liability company named in this document; and

     (b)  this document was signed and delivered by Showboat
Operating Company, on behalf of Showboat Land, LLC, as its voluntary act and deed by virtue of authority from its Board of Directors.



                              /s/ Maria A. Vargas
                                 Notary Public

                                Maria A. Vargas
                        Notary Public, State of New York
                                No. 01VA5072319
                           Qualified in Kings County
                      Commission Expires January 27, 1999

                         Acknowledgments


STATE OF NEW YORK    )
                     ) SS.:
COUNTY OF NEW YORK   )

     I certify that on January 23, 1998, R. Craig Bird personally came before me and this person acknowledged under oath, to my satisfaction, that:

     (a) this person signed, sealed and delivered the attached document as Vice President/Finance of Showboat Land Company, a Nevada corporation, which is the general partner of Showboat Land Holding Limited Partnership, which is the member of Showboat Land, LLC, the Nevada limited liability company named in this document; and

     (b)  this document was signed and delivered by Showboat Land
Company, on behalf of Showboat Land, LLC, as its voluntary act and deed by virtue of authority from its Board of Directors.



                              /s/ Maria A. Vargas
                                 Notary Public

                                Maria A. Vargas
                        Notary Public, State of New York
                                No. 01VA5072319
                           Qualified in Kings County
                      Commission Expires January 27, 1999

                   TENANT ESTOPPEL CERTIFICATE


                         January 29, 1998


Column Financial, Inc.
3414 Peachtree Road, N.E.
Atlanta, Georgia 30326

          Re:  801 BOARDWALK. ATLANTIC CITY, NEW JERSEV (THE
               "PROPERTY")

Gentlemen:

          It is our understanding that Column Financial, Inc. ("Lender") is about to make a loan to Showboat Land, LLC ("Landlord"), the landlord, or successor-in-interest to the landlord under our lease, secured by a mortgage on the Property (the "Loan"), and, as a condition precedent thereof, you have required this certification by the undersigned.

          The undersigned, as successor by assignment to Ocean Showboat, Inc., the named tenant under that certain lease made with Resorts International, Inc., as landlord, dated October 26, 1983, which lease has been modified or amended by amendments dated January 15, 1985, July 5, 1985, October 28, 1985, August 28, 1986 (restating amendment of October 28, 1985), December 6, 1987, March 2, 1987, March 13, 1987, October 18, 1988, and May
18, 1993 (as so amended and modified, the "LEASE", a true and complete copy of which, including all such amendments and modifications, is attached hereto), hereby ratifies the Lease and certifies and agrees that:

          (a) the undersigned entered into possession of the premises described in the Lease (the "DEMISED PREMISES") on December 15, 1983 (the commencement date of the term of the Lease). The Demised Premises consist of the entirety of the Property;

          (b) the fixed rental in the annual amount of $6,340,000 (payable in equal monthly installments) was payable beginning on April 1, 1987;

          (c) the current annual fixed rental under the Lease is $9,046,626.97;

          (d) the Lease is in full force and effect in accordance with its terms and, except as indicated above, has not been assigned, modified, supplemented or amended in any way and the undersigned has no notice of any assignment, pledge or hypothecation by the Landlord of the Lease or of the rentals thereunder;

          (e) the Lease represents the entire agreement between the parties with respect to the Demised Premises and the Property, and the undersigned has no options, rights of first refusal or other rights with respect to the Property and the Demised Premises except as set forth therein;

          (f) other than leasehold mortgages currently encumbering the Property, the Lease has not been assigned or pledged. No portion of the Demised Premises has been sublet, except as listed on Exhibit A to this Certificate;

          (g) the term of the Lease commenced on December 15, 1983 and, unless otherwise terminated or extended in accordance with the terms of the Lease, will expire on December 14, 2082. There are no options to renew, extend or cancel the Lease except to the extent contained in the Lease;

          (h) all construction and other obligations of a material nature required to be performed by the landlord under the Lease (including, without limitation, the landlord covenants in Articles 9, 10, 11 and 15 of the Lease) have been fully satisfied or are inapplicable to Landlord, and there are no existing obligations on the part of Landlord under the Lease;

          (i) any required payments, if any, by the landlord to the undersigned for tenant improvements have been made;

          (j) on this date there are no existing defenses, offsets or counterclaims which the undersigned has against the enforcement of the Lease by the Landlord and the undersigned has no knowledge of any existing default under the Lease or any event which, with the giving of notice, the passage of time or both, would constitute a default under said Lease;

          (k) the undersigned is not entitled to any free rent periods, offsets, concessions, abatements, deductions or otherwise against the rent payable under the Lease from and after the date hereof, except as follows: none (list all offsets, abatements and deductions to the rent or, if none, so indicate);

          (1) no rental, other than for the current month, has been paid in advance;

          (m)  there is no security deposit held by the Landlord;

          (n) the rentals under the Lease have been paid through the month of January 1998;

          (o) there are no actions, whether voluntary or involuntary, pending against the undersigned under the bankruptcy or insolvency laws of the United States or any state or territory of the United States;

          (p) to the best of the undersigned's knowledge, no hazardous wastes or hazardous substances have been treated, stored, placed, used or disposed of in, on, at, above or under the Demised Premises except such cleaning or other fluids used in the ordinary course of business;

          (q) the undersigned currently has no right to terminate the Lease pursuant to Section 29.1 thereof (granting the unilateral right to terminate the Lease upon a determination that modifications or additions required by The New Jersey Casino
Control Commission are unreasonably burdensome);

          (r) the undersigned will maintain, throughout the 10-year term of the Loan, the casualty and liability insurance that the undersigned is required to maintain under the terms of the leasehold mortgages currently encumbering the Demised Premises;

          (s) in the event that all or substantially or effectively all of the Property is taken by condemnation, the undersigned will not contest or submit to arbitration any valuation of Landlord's fee estate at an amount equal to the amount then outstanding under the Loan;

          (t) in the event that a default on the part of Landlord occurs under the Lease, the undersigned will give written notice to Lender of said default, including sufficient detail to enable Lender, to cure said default, and the undersigned will forbear from exercising any and all rights and remedies exercisable under the Lease as a result of such default to afford Lender a reasonable period of time (but in no event less the thirty (30) days after the expiration of the applicable cure period with respect to Landlord) to cure such default, including, as necessary, sufficient time for Lender to obtain possession of the Property through foreclosure or otherwise;

          The undersigned understands and acknowledges that (i) this certificate shall be binding upon the undersigned and its successors and assigns, (ii) Lender is relying on this certificate in extending financial accommodations to Landlord,
(iii) Lender will be secured by, among other things, a mortgage on the Property and a collateral assignment of Landlord's interest in the Lease, (iv) certain modifications of the Lease and other actions relating to the Lease may require your prior written consent, and (v) this certificate also may be relied upon by Lender's successors and assigns and, if the Loan becomes the subject of a securitization, may also be relied upon by the credit rating agency, if any, rating the securities collateralized by the Loan as well as by any issuer of such securities and any servicer and/or trustee acting in respect of such securitization.

                              Very truly yours,

                              ATLANTIC CITY SHOWBOAT, INC.


                              By:  /s/ John N. Brewer
                              Name:     John N. Brewer
                              Title:    Assistant Secretary

                            EXHIBIT A

                            SUBLEASES

           RETAIL LEASES AND LIMITED LICENSE AGREEMENT



      APPENDIX         ITEM

          A            Somerset Ice Company, Inc. lease (Jewelry
                       Shop)

          B            Ocean 11 Enterprises lease (Gift Shop)

          C            Mr. Larry's Hair Salon Lease

          D            L.A.Y. Enterprises, Inc. lease (Peanut Shop)

          E            Megabucks Host Casino Limited License and
                       Personnel Agreement

             PROMISSORY NOTE CLARIFICATION AGREEMENT


                  Dated as of January 29, 1998


                             between

                     COLUMN FINANCIAL, INC.,
           a Delaware corporation having an office at
             3414 Peachtree Road, N.E., Suite 1140,
                     Atlanta, Georgia 30326

                               and

                       SHOWBOAT LAND, LLC,
     A Nevada limited liability company having an office at
              3720 Howard Hughes Parkway, Suite 200
                     Las Vegas, Nevada 89109

             PROMISSORY NOTE CLARIFICATION AGREEMENT

     THIS PROMISSORY NOTE CLARIFICATION AGREEMENT (this "AGREEMENT"), made as of the 29th day of January, 1998, between SHOWBOAT LAND, LLC, a Nevada limited liability company having an office at 3720 Howard Hughes Parkway, Suite 200, Las Vegas, Nevada 89109 ("BORROWER"), and COLUMN FINANCIAL, INC., a Delaware corporation having an office at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326 ("LENDER").


                      W I T N E S S E T H :

          WHEREAS, Borrower is the owner of certain real property situated at 801 Boardwalk, Atlantic City, County of Atlantic,
State of New Jersey (the "PROPERTY"); and

          WHEREAS, in connection with a certain mortgage loan made with regard to the Property by Lender to Borrower, in the original principal amount of One Hundred Million and 00/100 Dollars ($100,000,000.00) (the "Loan"), Borrower executed and delivered to Lender a Promissory Note, dated January 29, 1998, in the maximum principal amount of One Hundred Million and 00/100 Dollars ($100,000,000.00) (the "NOTE") to evidence the Loan; and

          WHEREAS, Borrower and Lender have agreed to clarify their understanding with respect to Section 1.01 (a) of the Note.

          NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and the mutual covenants contained herein, the parties hereto do hereby agree as follows:

     1.   CLARIFICATION OF THE NOTE.

          If there is any confusion or question about the meaning of the first sentence of Section 1.01 (a) of the Note, then said sentence shall be interpreted as if written as follows:

          "Said interest shall be computed hereunder based on a 360-day year, but paid based upon the actual number of days in each calendar month."

     2.   MISCELLANEOUS.

          This Agreement shall be interpreted, construed and enforced according to the laws of the State of New York. The terms and provisions hereof shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. As used herein, the terms "Borrower" and "Lender" shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. If Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under the Note and under this Agreement.


             [REST OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

Attest:  (Seal)       SHOWBOAT LAND, LLC
                      a Nevada limited liability company

                      By:  Showboat Operating Company,
                           a Nevada corporation, a member

                      By:  /s/ R. Craig Bird
                           R. Craig Bird, Executive Vice-
                           President and Chief Financial Officer

                      By: Showboat Land Holding Limited Partnership, a Nevada limited partnership, a member

                      By:  Showboat Land Company,
                           a Nevada corporation, its general partner

                      By:  /s/ R. Craig Bird
                           R. Craig Bird, Vice-President/Finance

                      COLUMN FINANCIAL, INC.,
                      a Delaware corporation


                      By:   /s/ D. S. Foster
                            David S. Foster, Senior Vice President

                  LEASE CLARIFICATION AGREEMENT


          THIS LEASE CLARIFICATION AGREEMENT (this "AGREEMENT") is made and entered into as of the 13th day of February, 1998, by and between SHOWBOAT LAND, LLC, a Nevada limited liability company, as lessor ("LESSOR"), and ATLANTIC CITY SHOWBOAT, INC., a New Jersey corporation, as lessee ("LESSEE").

                      W I T N E S S E T H:


           A. Resorts International, Inc. ("RESORTS") together with Resorts' subsidiary, Resorts International, Inc. of New Jersey ("RESORTS NEW JERSEY"), to the extent of its interest, and Lessee's parent corporation, Ocean Showboat, Inc., a New Jersey corporation ("OSI") entered into a lease agreement dated October 26, 1983 (which lease agreement, as amended, is hereinafter called the "LEASE") for certain property located in the City of Atlantic City (the "DEMISED PREMISES"), as such property and such Lease are more particularly described on EXHIBIT A and EXHIBIT B, respectively, annexed hereto and made a part hereof.

          B. On December 3, 1984, OSI assigned to Lessee the lessee's interest under the Lease pursuant to the provisions of Paragraph 13.1 of the Lease.

          C.   On January 15, 1985, Resorts and Lessee executed a
First Amendment to Lease Agreement.

          D.   On July 5, 1985, Resorts and Lessee executed a
Second Amendment to Lease Agreement.

          E.   On October 28, 1985, Resorts and Lessee executed a
Third Amendment to Lease Agreement.

          F.   On August 28, 1986, Resorts and Lessee executed a
Restated Third Amendment to Lease Agreement.

          G. On December 16, 1986, Resorts and Lessee executed a Fourth Amendment to Lease Agreement.

          H. Resorts acquired from Resorts New Jersey the fee simple interest in the Demised Premises by deed dated December
23, 1986 and recorded in the Clerk's Office on December 24, 1986 in Deed Book 4366, page 214.

          I.   On March 2, 1987, Resorts and Lessee executed a
Fifth Amendment to Lease Agreement.

          J.   On March 13, 1987, Resorts and Lessee executed a
Sixth Amendment to Lease Agreement.

          K.   On October 18, 1988, Resorts and Lessee executed a
Seventh Amendment to Lease Agreement.

          L.   On May 18, 1983, Resorts and Lessee executed an
Eighth Amendment to Lease Agreement.

          M. By Deed dated January 26, 1998, Sun International North America, Inc. ("SUN"), Resorts' successor in interest with respect to the Demised Premises, conveyed to Lessor the fee simple interest in the Demised Premises, and Lessor succeeded to Sun's interest as lessor under the Ground Lease.

          N. Lessee, as the current lessee under the Lease, the lessee thereunder which has executed all amendments thereto to date, and an affiliate of the original lessee under the Lease, and Lessor, as the current lessor under the Lease, desire to clarify the meaning of Section 24.4 of the Lease.

          NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein.

          1. DEFINITIONS. All words and terms used herein shall have the same meanings as those set forth in the Lease, unless otherwise provided herein.

          2. CLARIFICATION OF SECTION 24.4 OF THE LEASE. Lessee acknowledges and agrees, and Lessor confirms that it was Lessor's understanding when it acquired fee title to the Demised Premises, that it was the intent of the parties to the Lease that, and Lessor and Lessee agree that, Section 24.4 provide that:

          (a) if the purchase price to be paid by Lessee is less than the amount (collectively, the "Fee Mortgage Release Amount") that Lessor would be obligated to pay to the holder of the fee mortgage to obtain a release and satisfaction (or, if applicable, to effect a defeasance) thereof in accordance with the related loan documents, including, without limitation, any prepayment premiums, late charges, or any other amounts that may be due and payable under such fee mortgage in connection therewith then, Lessee shall not be entitled to acquire fee title to the Demised Premises free of the lien of such fee mortgage unless Lessor or, at its election, Lessee, pays to the holder of the fee mortgage an amount equal to the difference between the Fee Mortgage Release Amount and such purchase price; and

          (b) no closing of such transfer of fee title to the Demised Premises shall occur until the lien of such fee mortgage has been cleared.

          3.   INCONSISTENCY BETWEEN THIS AGREEMENT AND THE
LEASE. If there shall be an inconsistency between the terms and provisions of this Agreement and those of the Lease, then the terms and provisions of this Agreement shall control.

          4. CHOICE OF LAW. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New Jersey and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New Jersey.

          5. ENTIRE AGREEMENT. This writing constitutes the entire agreement of the parties relative to the subject matter hereof. Any modification or amendment hereto shall be ineffective unless in writing and signed by the parties hereto.

          6. NO WAIVER. Nothing in this Agreement is intended to waive or release any rights of Lessor to any payments to which Lessor is or may be entitled under the Lease.

          7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          8.   RATIFICATION OF THE LEASE.  The provisions of the
Lease as clarified hereby are ratified and affirmed by Lessor and Lessee and shall remain in full force and effect according to their terms.

          9.   COUNTERPARTS.   This Agreement may be executed in
one or more counterparts which, when taken together, shall constitute one and the same Agreement, with the same effect as if all parties hereto signed the same Agreement.



                 [NO FURTHER TEXT ON THIS PAGE]

           IN WITNESS WHEREOF, Lessor and Lessee have executed this instrument as of the day and year first written.


                              LESSOR:

                              SHOWBOAT   LAND,  LLC,  A  Delaware
                              limited liability company

ATTEST:                       By:  SHOWBOAT OPERATING COMPANY,
                                   a Nevada corporation, a member

____________________________
Name:
Title: (Assistant) Secretary       By:  /s/ R. Craig Bird
                                        R.  Craig Bird, Executive
                                        Vice President and Chief
                                        Financial Officer


                              By:  SHOWBOAT LAND HOLDING
                                    LIMITED PARTNERSHIP,
                                    a Nevada limited partnership,
                                    a member


ATTEST:                            By:  SHOWBOAT LAND COMPANY,
                                          a Nevada corporation,
                                          its general partner

____________________________
Name:
Title: (Assistant) Secretary            By:  /s/ R. Craig Bird
                                             R. Craig Bird,
                                             Vice President/Finance

                              LESSEE:

ATTEST:                       ATLANTIC CITY SHOWBOAT, INC., a New
                              Jersey corporation

____________________________  By:  /s/
Name:                              Name:
Title: (Assistant) Secretary       Title:

STATE OF NEW JERSEY      )
                         ) ss.:
COUNTY OF ATLANTIC       )

           BE IT REMEMBERED, that on this 13th day of February, 1998, before me, this subscriber, an _________________ of New Jersey, personally appeared R. Craig Bird, who, I am satisfied is the person who signed the within instrument as Executive Vice President of Showboat Operating Company, a Nevada corporation, a member of SHOWBOAT LAND, LLC, a Nevada limited liability company, the entity named therein, and he acknowledged that he signed and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such entity, in its capacity as a member of SHOWBOAT LAND, LLC, made by virtue of the authority of its Board of Directors.


                                 /s/ Brenda Sue Wallace
                                 NOTARY PUBLIC

                                             [Seal]

STATE OF NEW JERSEY      )
                         ) ss.:
COUNTY OF ATLANTIC       )

           BE  IT  REMEMBERED,  that on  this  13th  day  of
February, 1998, before me, this subscriber, an _______________________ of New Jersey, personally appeared R. Craig Bird, who, I am satisfied is the person who signed the within instrument as Vice President/Finance of Showboat Land Company, a Nevada corporation, a general partner of Showboat Land Holding Limited Partnership, a Nevada limited partnership, a member of SHOWBOAT LAND, LLC, a Nevada limited liability company, the entity named therein, and he acknowledged that he signed and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such entity, in its capacity as a general partner of Showboat Land Holding Limited Partnership, a member of SHOWBOAT LAND, LLC, made by virtue of the authority of its Board of Directors.


                                 /s/ Brenda Sue Wallace
                                 NOTARY PUBLIC

                                             [Seal]

           IN WITNESS WHEREOF, Lessor and Lessee have executed this instrument as of the day and year first written.


                              LESSOR:

                              SHOWBOAT   LAND,  LLC,  A  Delaware
                              limited liability company

ATTEST:                       By:  SHOWBOAT OPERATING COMPANY,
                                   a Nevada corporation, a member

____________________________
Name:                              By:  /s/
Title: (Assistant) Secretary            R.  Craig Bird, Executive
                                        Vice President  and  Chief
                                        Financial Officer

                              By:  SHOWBOAT LAND HOLDING
                                     LIMITED PARTNERSHIP,
                                     a Nevada limited partnership,
                                     a member

ATTEST:                            By:  SHOWBOAT LAND COMPANY,
                                          a Nevada corporation,
                                          its general partner
____________________________
Name:
Title: (Assistant) Secretary            By:  /s/
                                             R. Craig Bird,
                                             Vice President/Finance

                              LESSEE:

ATTEST:                       ATLANTIC CITY SHOWBOAT, INC., a New
                              Jersey corpoation

/s/ M. Clayton                By:  /s/ John N. Brewer
Name:                              Name:
Title: (Assistant)                 Title:
Secretary

STATE OF NEVADA          )
                         ) ss
COUNTY OF CLARK          )

           BE IT REMEMBERED, that on this 13th day of February, 1998, before me, this subscriber, a Notary Public of Nevada, personally appeared John N. Brewer, who, I am satisfied is the person who signed the within instrument as Assistant Secretary of ATLANTIC CITY SHOWBOAT, INC., a New Jersey corporation, the entity named therein, and he acknowledged that he signed and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such entity, made by virtue of the authority of its Board of Directors.

                                 /s/ Pier Washington

                                          OFFICIAL SEAL
                                         PIER WASHINGTON
                                 Notary Public - State of Nevada
                                  My Comm. Expires Nov. 20, 1999
                                          No. 96-0550-1

                           EXHIBIT "A"

DESCRIPTION OF THE LAND

ALL THAT CERTAIN lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point in the southerly line of Pacific Avenue (60 feet wide), distant 577.00 feet eastwardly from the easterly line of Virginia Avenue (80 feet wide), said point also being located
62.00 feet eastwardly from the westerly line of the former States Avenue (90 feet wide) (now vacated), and extending thence

1. North 62 degrees 32 minutes 00 seconds East, in and along the southerly line of Pacific Avenue, 292.00 feet; thence

2.   South 27 degrees 28 minutes 00 seconds East; parallel with
     Virginia Avenue, 1432.20 feet to the Interior or Inland Line of Public Park; thence

3. South, curving to the right in the arc of a circle, having a radius of 1102.57 feet, the arc distance of 8.94 feet to a point of tangent; thence

4. South 59 degrees 24 minutes 40 seconds West, in and along the Interior or INLAND LINE of Public Park, 308.53 feet to a point distant 552.00 feet east of the easterly line of Virginia Avenue, when measured at right angles thereto; thence

5.   North 27 degrees 28 minutes 00 seconds West, parallel with
     Virginia Avenue, 1369.53 feet; thence

6.   North 62 degrees 32 minutes 00 seconds East, parallel with
     Pacific Avenue, 25.00 feet; thence

7.   North 27 degrees 28 minutes 00 seconds West, parallel with
     Virginia Avenue, 80.00 feet to the point and place of BEGINNING.

TOGETHER WITH the following non-exclusive easements:

1. A non-exclusive easement for the construction, repair, maintenance and use of the Common Facilities (as defined in the Ground Lease).

2. A non-exclusive easement over, upon and across the Pedestrian Passageway (as defined in the Ground Lease), together with the 17-Foot Egressway, the Service Road and the Service Road Extension (as such terms are defined in the Ground Lease), as shown on a survey made by Arthur W. Ponzio Co. and Associates, Inc. dated December 30, 1986 and being more particularly described as Parcels A, B and C, respectively, attached hereto.

SUBJECT to a portion of the fifty-foot wide service easement lying within the Land and more particularly described as Parcel D attached hereto.

BEING Block 13, Lot 1401, Tax Map o the City of Atlantic City,
New Jersey.

PARCEL A

DESCRIPTION OF THE SEVENTEEN-FOOT WIDE EGRESSWAY AT GRADE BETWEEN
THE SERVICE ROAD AND THE BOARDWALK.

ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point distant 535.00 feet east of the easterly line of Virginia Avenue (80 feet wide) and 868.00 feet south of the southerly line of Pacific Avenue (60 feet wide), when measured at right angles to said avenues respectively, and extending from said beginning point the following courses and distances:

1.   South 27 degrees 28 minutes 00 seconds East, parallel with
     Virginia Avenue, a distance of 582.45 feet to the Inland or Interior Line of Public Park; thence

2. South 59 degree 24 minutes 40 seconds West, in and along the Inland or Interior Line of Public Park, a distance of 17.03 feet; thence

3.   North 27 degrees 28 minutes 00 seconds West, parallel with
     Virginia Avenue, a distance of 583.38 feet: thence

4.   North 62 degrees 32 minutes 00 seconds East, parallel with
     Pacific Avenue, a distance of 17.00 feet to the point and place of BEGINNING.

PARCEL B

DESCRIPTION OF THE FIFTY-FOOT WIDE SERVICE ROAD

All that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point in the southerly side of Pacific Avenue (60 feet wide), said point being distant 577.00 feet east of the easterly line of Virginia Avenue (80 feet wide) and extending from said beginning point the following courses and distances:

1.   South 27 degrees 28 minutes 00 seconds East, parallel with
     Virginia Avenue, a distance of 86.00 feet; thence

2.   South 07 degrees 48 minutes 46 seconds East, a distance of
     74.33 feet; thence

3. South 27 degrees 28 minutes 00 seconds East, parallel with Virginia Avenue, a distance of 712.00 feet, to a point distant 868.00 feet south of the southerly line of Pacific Avenue when measured at right angles thereto; thence

4.   South 62 degrees 32 minutes 00 seconds West, parallel with
     Pacific Avenue, a distance of 50.00 feet; thence

5.   North 27 degrees 28 minutes 00 seconds West, parallel with
     Virginia Avenue, a distance of 720.66 feet; thence

6.   North 07 degrees 48 minutes 46 seconds West, a distance of
     74.33 feet; thence

7.   North 27 degrees 28 minutes 00 seconds West, parallel with
     Virginia Avenue, a distance of 77.34 feet to the southerly line of Pacific Avenue; thence

8. North 62 degrees 32 minutes 00 seconds East, in and along the southerly line of Pacific Avenue, a distance of 50.00 feet to the point and place of BEGINNING.

PARCEL C

DESCRIPTION OF THE SEVENTEEN-FOOT WIDE FIRE LANE BETWEEN THE
SERVICE ROAD AND THE BOARDWALK.

All that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point distant 552.00 feet east of the easterly line of Virginia Avenue (80 feet wide) and 868.00 feet south of the southerly line of Pacific Avenue (60 feet wide), when measured at right angles to said avenues respectively, and extending from said beginning point the following courses and distances:

1.   South 27 degrees 28 minutes 00 seconds East, parallel with
     Virginia Avenue, a distance of 581.53 feet to the Inland or Interior Line of Public Park; thence

2. South 59 degrees 24 minutes 40 seconds West, in and along the Inland or Interior Line of Public Park, a distance of
     17.03 feet; thence

3.   North 27 degrees 28 minutes 00 seconds West, parallel with
     Virginia Avenue, a distance of 582.45 feet; thence

4.   North 62 degrees 32 minutes 00 seconds East, parallel with
     Pacific Avenue, a distance of 17.00 feet to the point and place of BEGINNING.

PARCEL D

DESCRIPTION FOR THE EASEMENT FOR THAT PORTION OF THE FIFTY-FOOT
WIDE SERVICE ROAD LYING WITHIN THE SHOWBOAT LANDS.

ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point distant 577.00 feet east of the easterly line of Virginia Avenue (80 feet wide) and 80.00 feet south of the southerly line of Pacific Avenue (60 feet wide), and extending from said beginning point the following courses and distances:

1.   South 27 degrees 28 minutes 00 seconds East, parallel with
     Virginia Avenue, a distance of 6.00 feet; thence

2.   South 07 degrees 48 minutes 46 seconds East, a distance of
     74.23 feet; thence

3.   North 27 degrees 28 minutes 00 seconds West, parallel with
     Virginia Avenue, a distance of 76.00 feet; thence

4.   North 62 degrees 32 minutes 00 seconds East, parallel with
     Pacific Avenue, a distance of 25.00 feet to the point and place of BEGINNING.

RECITAL:

BEING the same premises that were leased by Resorts International
Inc., a Delaware Corporation to Ocean Showboat Inc., a New Jersey
Corporation dated October 26, 1983 recorded January 18, 1984 in
Deed Book 3878 page 1.

ASSIGMENT AND ASSUMPTION OF LEASE:  by Ocean Showboat Inc., a New
Jersey Corporation to Atlantic City Showboat Inc., a New Jersey
Corporation to Atlantic City Showboat Inc., a New Jersey
Corporation dated December 3, 1984 recorded December 24, 1984 in
Deed Book 4004 page 310.

FIRST AMENDMENT TO LEASE:  dated January 15, 1985 recorded August
16, 1985 in Deed Book 4107 page 141.

SECOND AMENDMENT TO LEASE:  dated July 5, 1985 recorded November
25, 1985 in Deed Book 4158 page 221.

THIRD AMENDMENT TO LEASE:  dated October 28, 1985 recorded
November 25, 1985 in Deed Book 4158 page 227.

RESTATED THIRD AMENDMENT TO LEASE: dated October 28, 1985 recorded February 20, 1987 in Deed Book 4406 page 17.

FOURTH AMENDMENT TO LEASE:  dated December 16, 1986 recorded
February 20, 1987 in Deed Book 4406 page 37.

FIFTH AMENDMENT TO LEASE:  dated March 2, 1987 recorded March 23,
1987 in Deed Book 4421 page 10.

SIXTH AMENDMENT TO LEASE:  dated March 13, 1987 recorded March
23, 1987 in Deed Book 4421 page 17.

SEVENTH AMENDMENT TO LEASE:  dated October 18, 1988 recorded
December 19, 1988 in Deed Book 4814 page 231.

                           EXHIBIT "B"


           "RESORTS LEASE" means that certain Lease Agreement dated as of October 26, 1983 between Resorts and OSI, recorded May 1, 1984 in Deed Book 3878, page 1, as assigned to Mortgagor pursuant to that certain Assignment and Assumption of Lease made December 3, 1984 between OSI and Mortgagor recorded, December 24, 1984 in Deed Book 4004, page 310, as amended by (i) that certain First Amendment to Lease Agreement dated as of January 15, 1985 between Resorts and Mortgagor recorded, August 16, 1985 in Deed Book 4107, page 141; (ii) that certain Second Amendment to Lease Agreement dated as of July 5, 1985 between Resorts and Mortgagor recorded, November 25, 1985 in Deed Book 4158, page 221; (iii) that certain Third Amendment to Lease Agreement dated as of October 28, 1985 between Resorts and Mortgagor, recorded November 25, 1985 in Deed Book 4158, page 227; (iv) that certain Restated Third Amendment to Lease Agreement dated as of August 28, 1986 between Resorts and Mortgagor, recorded February 20, 1987 in Deed Book 4406 page 17; (v) the certain Fourth Amendment to Lease Agreement dated as of December 16, 1986 between Resorts and Mortgagor, recorded February 20, 1987 in Deed Book 4406, page 37;
(vi) that certain Fifth Amendment to Lease Agreement dated as of March 2, 1987 between Resorts and Mortgagor, recorded March 23, 1987 in Deed Book 4421, page 10; (vii) that certain Sixth Amendment to Lease Agreement dated as of March 13, 1987 between Resorts and Mortgagor, recorded March 23, 1987 in Deed Book 4421, page 17; (viii) that certain Seventh Amendment to Lease Agreement dated as of October 18, 1988 between Resorts and Mortgagor, recorded December 19, 1988 in Deed Book 4814, page 231; and (ix) that certain Eighth Amendment to Lease Agreement dated as of May 18, 1993 between Resorts and Mortgagor, recorded May ____, 1993 in Deed Book ____, page _____.